UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Lawrence Davanzo, President 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code:         310-260-6639

Date of fiscal year end:         December 31

Date of reporting period:         December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

EQUITY FUND

BALANCED FUND

INCOME FUND

SHORT-TERM INVESTMENT FUND

SMALL CAP GROWTH FUND

INTERNATIONAL EQUITY FUND

SOCIALLY RESPONSIBLE FUND

December 31, 2007

Shares of the Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Trust’s shares only if accompanied or preceded by the Trust’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by PFPC Distributors, Inc.

Dear Shareholders:

We are pleased to present this annual report to shareholders of the Wilshire Variable Insurance Trust (the “Trust”). This report covers the period from January 1, 2007, to December 31, 2007 (the “Period”), for the Equity, Balanced, Income, Short-Term Investment, Small Cap Growth, International Equity and Socially Responsible Funds (the “Funds”).

A disciplined approach to investing is the hallmark of the Wilshire Associates’ management of the Wilshire Variable Insurance Trust. Each of the Funds is constructed to provide shareholders diversified exposure to a segment of the global investment market. We are committed to provide our valued shareholders with investment vehicles they can rely on to allow an opportunity to generate long-term returns appropriate for retirement investing. In our management of the trust, Wilshire monitors each of the Funds to ensure the most skilled sub-advisers are working to add value for shareholders. We strive to provide you with excellent investment options and appreciate your continued confidence in our work as you plan for retirement.

Discussion of the Capital Markets for the Period

The 3rd quarter GDP figures showed improving economic activities as the economy grew at 4.9%, a solid 3.8% growth from the previous quarter. Inflation continued to be stable, particularly when measured excluding food & energy components. The Core Inflation rate grew at an annual rate of 2%, in line with the Federal Reserve comfort zone. However, inflationary concerns continued to weigh on investors’ minds as inflation trended notably higher toward the end of the year. Rising energy prices were partially to blame for the persistent inflation concern. Oil prices advanced from $61 per barrel to finishing the year at $96 per barrel, a whopping 57% increase over the Period. Job growth slowed toward the end of the year with only 18,000 new jobs added in the month of December compared to a total of 264,000 jobs that were created in the two previous months. According to the Department of Labor, unemployment rate inched up to 5%, the highest since Q4 2006. The picture on the housing sector deteriorated further during the Period as existing home sales fell 20% year-over-year.

The sluggish domestic economy also weighed heavily on the U.S. equity markets during the Period. The domestic market as measured by the comprehensive Dow Jones Wilshire 5000 Index (“Stock Index”) advanced 5.62% for the Period, continuing the positive trend for the 5th consecutive year. The strength within the market was seen in large cap stocks and growth stocks, which took over the leadership roles from small cap and value stocks. The small cap value segment of the market was mired by its heavy exposure to housing stocks and financial companies, two industries that lost considerable ground during the year. Growth stocks on the other hand performed well, especially within the small cap space.

Growth stocks outperformed value stocks partially due to their limited exposures to the financials sector, which was plagued by unrelenting losses from the sub-prime debt crisis. Financial stocks as a group are the largest component within the value indices, therefore their beleaguered performance contributed to the underperformance of value stocks for the year. For similar reasons, the Russell 1000 Value Index’s higher exposure to sub-prime mortgage originators contributed to its underperformance relative to the Russell 2000 Value Index over the Period. In contrast, cyclical sectors such as Industrials, Materials, and Energy continued to provide leadership and posted better returns.

For the sixth consecutive year, non-U.S. stocks performed better than U.S. stocks. In U.S. dollar terms, non-U.S. stocks as measured by the MSCI AC World ex U.S. Index returned 16.65% for the year versus the 5.62% return for the Stock Index. The continuing valuation of the dollar partially contributed to the advance of non-U.S. stocks though emerging markets around the world provided the strongest leadership, particularly the BRIC countries (Brazil, Russia, India, and China). Developed foreign markets gained 11.17%, almost twice the gain of the U.S. market, and Emerging Markets had a spectacular year, returning 39.39% for the year.

The sub-prime debt crisis and the subsequent tightening of liquidity significantly impacted the bond market, especially the high yield bonds. To relieve recessionary worries, the Federal Reserve’s Open Market Committee cut interest rates three times, each time by 25 basis points, since September. As a result, the key Fed Funds Rate ended the year at 4.25%. Bond investors benefited from the Fed rate cuts and a broadly based flight to quality as high quality investment grade bonds, led by U.S. Treasury issues, outperformed the domestic equities during the Period. The Lehman Brothers Aggregate Bond Index returned 6.97% for the year, higher than the Stock Index return of 5.62% for the same period. The high yield bond segment was marked by mortgage and sub-prime damages and its return substantially trailed the high credit quality U.S. Treasury securities. For the year, the Lehman Brothers U.S. High Yield index returned 1.83% versus the Lehman Brothers Long-term Treasury Index’s 9.81% return.

We appreciate our loyal shareholders’ business and your ongoing support. Thank you for your continued confidence in Wilshire Associates.

Sincerely,

Lawrence E. Davanzo, President

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	2.20%
Five Years Ended 12/31/07	12.20%
Ten Years Ended 12/31/07	3.22%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Equity Fund

and the Standard & Poor’s 500 Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling less than 0.01% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Equity Fund (the “Fund”) returned a positive 2.20% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the S&P 500 Index returned 5.54%. Despite a rocky and volatile second half of the Period for the domestic economy, the domestic stock market posted its fifth consecutive years of positive return.

The Fund’s performance was hampered by investors’ heightened economic concerns during the latter half of the year which was characterized by a mounting credit crisis related to sub-prime mortgage defaults. Investors’ concerns spread throughout the Financials sector of the economy and led to a broad retreat of all financial companies regardless of their exposures to the liquidity crisis.

The Fund had very limited direct exposure to the sub-prime market throughout the year and its solid stock selection in the Financials sector added to returns, though the Fund’s overweight to the sector detracted from performance. Other notable contributions to performance were the overweight position to the Information Technology sector and strong stock selection within the Materials sector.

As the market continues to be volatile, we believe investors’ interests will be well served with the Fund’s balanced approach to investing in high quality large companies in the U.S. market.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total long-term investments market value.

WILSHIRE VARIABLE INSURANCE TRUST BALANCED FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	3.08%
Five Years Ended 12/31/07	9.18%
Ten Years Ended 12/31/07	4.49%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Balanced Fund

and the Stock/Bond Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)	Stock/Bond Index: A blend of 60% Standard &Poor’s 500 Index and 40% Lehman Brothers Aggregate Bond Index. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, there were no waivers or reimbursements. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST BALANCED FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION*

(As of December 31, 2007)

The Balanced Fund (the “Fund”) is structured to provide long-term investors with an appropriate exposure to both equities and fixed income securities. In achieving the desired exposure to the blend of equities and fixed income, the Fund invests 60% and 40% of its assets in the Equity Fund and the Income Fund, respectively.

For the 12-month period ended December 31, 2007 (the “Period”), the Fund returned 3.08%. It’s the fifth consecutive year that the Fund has delivered positive returns to shareholders. Relative to its blended benchmark returns comprised of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, the Fund underperformed by 3.00% for the Period. The Fund’s return is driven by the underlying funds in which it invests.

The Balanced Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Balanced Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Balanced Fund. The Balanced Fund is subject to the risks of the underlying funds it holds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total long-term investments market value.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.21%
Five Years Ended 12/31/07	4.48%
Ten Years Ended 12/31/07	5.54%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Income Fund and

the Lehman Brothers Aggregate Bond Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.07% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Income Fund (the “Fund”) returned a positive 4.21% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the Lehman Aggregate Bond Index (the “Index”) returned 6.96%.

The strong performance of the Index was driven by a flight to quality as investors sought to buy treasuries by selling riskier assets. Negative investors’ sentiment also led to a lack of liquidity in the marketplace as participants were unwilling to take any risk at the end of the Period.

The Fund’s exposure to riskier spread sectors drove the underperformance for the Period. Its exposures to high yield credit, commercial mortgage-backed securities, and mortgage-backed securities weighed heavily on relative performance. This Period has been challenging due to the lack of liquidity in the marketplace, but we anticipate these positions to rally when fundamentals come back into favor.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.88%
Five Years Ended 12/31/07	2.96%
Ten Years Ended 12/31/07	3.71%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Short-Term Investment Fund

and the Treasury Bill Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Treasury Bill Index is an unmanaged index consisting of U.S. Treasury bills with 90-day maturities. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.99% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Short-Term Investment Fund (the “Fund”) returned a positive 4.88% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the Treasury Bill Index returned 5.03%.

Short-term bonds rallied during the quarter as the Fed lowered interest rates in response to uncertainty in the macroeconomic environment. At the same time, higher quality instruments received increased demand as investors unwound riskier positions and moved to safer short-term assets. As a result, both the Fund and market fared well for the quarter and the Period as a whole.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	13.91%
Five Years Ended 12/31/07	16.93%
Ten Years Ended 12/31/07	4.25%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Small Cap Growth Fund

and the Russell 2000 Growth Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Russell 2000 Growth Index is an unmanaged index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.31% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Small Cap Growth Fund (the “Fund”) returned a positive 13.91% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the Russell 2000 Growth Index (the “Index”) returned 7.05%. Despite a rocky and volatile year for equities, the domestic market posted its fifth consecutive year of positive returns.

The top performing sectors in the Index during this Period were the Materials and Utilities sectors. The laggards were the Financials and Consumer Discretionary sectors. The sub-prime fallout led to depressed valuations on any housing related holdings which in turn led to a drop in consumer spending. Most consumer-related holdings were affected in the latter half of the Period.

The Fund outperformed the Index by 6.86% over the Period due to superior stock selection in the Consumer Discretionary and Information Technology sectors. It is worth noting that the Consumer Discretionary sector was the second worst performing sector in the Index returning -3.85%. The sector is hampered by fears of a slowing U.S. economy; however, our Fund’s subadvisers’ ability to pick securities contributed to performance.

The Fund continues to maintain its focus on generating alpha while maintaining a level of risk in an inefficient market during this volatile period.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

*	Based on percent of the Fund’s total long-term investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	8.73%
Five Years Ended 12/31/07	16.77%
Ten Years Ended 12/31/07	6.53%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the International Equity Fund

and the MSCI EAFE Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.20% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The International Equity Fund (the “Fund”) returned a positive 8.73% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the Morgan Stanley Capital International EAFE Index (the “Index”) returned 11.17%. International equities posted positive gains throughout the Period, boosted by strong corporate earnings and global growth.

From a country perspective, Finland, Hong Kong, and Norway were the top contributors in the Index. The only markets in negative territory during this Period were Ireland, Japan and Belgium. The top contributors on a sector basis were Materials and Telecommunication Services. Financials were the weakest sector during the Period.

The International Equity Fund underperformed the Index by 2.44% over the Period due to underexposures to Materials and Mining. The market had strong growth in these holdings as developing economies increased their demand for global cyclicals, which in turn have boosted commodity prices. In a momentum-driven market, the Fund will tend to lag as the Fund maintains its focus on investing in companies with good fundamentals. We expect the Fund to maintain its investment philosophy process during volatile periods. When the market rewards companies with strong fundamentals, the Fund should continue to deliver strong performance gains.

Foreign securities may be subject to a higher degree of market risk due to currency fluctuations, lack of liquidity, and political and economic instability. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total long-term investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	(2.63)%
Five Years Ended 12/31/07	12.41%
Ten Years Ended 12/31/07	6.43%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Socially Responsible Fund and

the S&P 500 Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presentedfor general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.01% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Socially Responsible Fund (the “Fund”) returned -2.63% for the period ended December 31, 2007 (the “Period”). The Fund’s benchmark, the S&P 500 Index, returned 5.54% for the same Period. 2007 proved to be a very challenging period for socially-responsible investing as many leading sectors resided within those sectors of the economy deemed not to be socially responsible.

Energy, Materials, and Utilities were sectors that posted leading performance for the Period. The traditionally socially responsible sectors, Financials and Consumer Discretionary sectors, underperformed the more economically sensitive sectors. The Fund’s underperformance primarily came from its sector decisions, where its underweight to the Energy sector detracted from performance.

The Fund’s focus in maintaining high standards of socially responsibility has not wavered during this Period though its performance was hampered by that mandate. “Despite its challenges during the period, we feel the Portfolio is well positioned.”

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total long-term investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST DISCLOSURE OF FUND EXPENSES For the Six-Month Period Ended December 31, 2007 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

WILSHIRE VARIABLE INSURANCE TRUST DISCLOSURE OF FUND EXPENSES - (Continued) For the Six-Month Period Ended December 31, 2007 (Unaudited)

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expense Ratio(1)	Expenses Paid During Period 7/1/2007-12/31/2007(2)(3)
Equity Fund
Actual Fund Return	$1,000.00	$956.50	1.15%	$5.70
Hypothetical 5% Return	$1,000.00	$1,019.51	1.15%	$5.89
Balanced Fund(4)
Actual Fund Return	$1,000.00	$990.50	0.08%	$0.40
Hypothetical 5% Return	$1,000.00	$1,024.94	0.08%	$0.41
Income Fund
Actual Fund Return	$1,000.00	$1,042.10	1.05%	$5.43
Hypothetical 5% Return	$1,000.00	$1,020.02	1.05%	$5.38
Short Term Investment Fund
Actual Fund Return	$1,000.00	$1,023.40	0.09%	$0.46
Hypothetical 5% Return	$1,000.00	$1,024.89	0.09%	$0.46
Small Cap Growth Fund
Actual Fund Return	$1,000.00	$1,011.20	1.57%	$8.00
Hypothetical 5% Return	$1,000.00	$1,017.38	1.57%	$8.03
International Equity Fund
Actual Fund Return	$1,000.00	$1,008.70	2.40%	$12.22
Hypothetical 5% Return	$1,000.00	$1,013.18	2.40%	$12.24
Socially Responsible Fund
Actual Fund Return	$1,000.00	$915.40	1.29%	$6.26
Hypothetical 5% Return	$1,000.00	$1,018.80	1.29%	$6.60

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(3)	Expenses shown do not include annuity contract fees.

(4)	The expense ratio does not include the expenses of the affiliated funds.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2007

Shares		Value
COMMON STOCK — 98.3%
Consumer Discretionary — 7.6%
344	Amazon.com, Inc.†	$31,868
6,000	American Eagle Outfitters, Inc.	124,620
3,184	Apollo Group, Inc., Class A†	223,358
3,519	Autozone, Inc.†	421,963
24,768	Best Buy Co., Inc.	1,304,035
6,789	Big Lots, Inc.†	108,556
4,548	Black & Decker Corp.	316,768
5,786	BorgWarner, Inc.	280,100
3,186	Brinker International, Inc.(a)	62,318
50	Brunswick Corp.	852
24,706	CBS Corp., Class B	673,238
5,455	Centex Corp.	137,793
2,872	Clear Channel Communications, Inc.	99,141
35,050	Comcast Corp., Special Class A†	635,106
8,093	Darden Restaurants, Inc.	224,257
43,097	DIRECTV Group, Inc. (The)†	996,403
5,169	Dollar Tree Stores, Inc.†	133,980
7,792	DR Horton, Inc.	102,621
2,938	Eastman Kodak Co.(a)	64,254
11,703	Expedia, Inc.†	370,049
11,166	Family Dollar Stores, Inc.	214,722
1,200	GameStop Corp., Class A†	74,532
36,189	Gap, Inc. (The)	770,102
756	Hanesbrands, Inc.†	20,541
2,180	Harrah’s Entertainment, Inc.	193,475
9,179	Hasbro, Inc.	234,799
187,856	Home Depot, Inc. (The)	5,060,841
14,880	IAC/InterActiveCorp.†	400,570
11,335	Johnson Controls, Inc.	408,513
1,925	KB Home(a)	41,580
30,500	Kohl’s Corp.†(a)	1,396,900
6,200	Las Vegas Sands Corp.†(a)	638,910
616	Lear Corp.†	17,039
6,568	Leggett & Platt, Inc.	114,546
10,775	Lennar Corp., Class A(a)	192,765
1,958	Liz Claiborne, Inc.	39,845
40,803	Lowe’s Cos., Inc.	922,964
11,365	Macy’s, Inc.	294,013
21,075	Magna International, Inc., Class A	1,695,062
18,387	McDonald’s Corp.	1,083,178
4,830	McGraw-Hill Cos., Inc. (The)	211,602
16,669	Newell Rubbermaid, Inc.	431,394
14,128	Nike, Inc., Class B	907,583
118	NVR, Inc.†(a)	61,832
22,701	Omnicom Group, Inc.	1,078,979
4,611	Polo Ralph Lauren Corp.(a)	284,914
4,021	Pulte Homes, Inc.	42,381
10,486	RadioShack Corp.	176,794
8,253	Sherwin-Williams Co. (The)(a)	479,004
1,520	Sotheby’s	57,912
27,500	Target Corp.(a)	1,375,000
57,828	Time Warner, Inc .	954,740
165,974	TJX Cos., Inc.	4,768,433
32,372	Viacom, Inc., Class B†	1,421,778
34,702	Walt Disney Co. (The)	1,120,181
5,900	Wendy’s International, Inc.	152,456
35,925	Whirlpool Corp.	2,932,558
34,800	Yum! Brands, Inc.	1,331,796

		37,915,514

Consumer Staples — 6.8%
17,892	Altria Group, Inc.	1,352,277
3,964	Clorox Co.	258,334
23,799	Coca-Cola Co. (The)	1,460,545
21,858	Coca-Cola Enterprises, Inc.	568,964
30,000	Colgate-Palmolive Co.	2,338,800
4,639	ConAgra Foods, Inc.	110,362
1,805	Constellation Brands, Inc., Class A†	42,670
3,402	Corn Products International, Inc.	125,023
1,655	Costco Wholesale Corp.	115,453
232	Energizer Holdings, Inc.†	26,014
2,851	Estee Lauder Cos., Inc. (The), Class A	124,332
19,240	General Mills, Inc.	1,096,680
17	J.M. Smucker Co. (The)	874
384	Kellogg Co.	20,133
21,299	Kimberly-Clark Corp.	1,476,873
53,360	Kraft Foods, Inc., Class A	1,741,137
1,997	Kroger Co. (The)	53,340
10,627	Pepsi Bottling Group, Inc.	419,341
55,719	PepsiCo, Inc.	4,229,072
107,245	Procter & Gamble Co.	7,873,928
6,515	Reynolds American, Inc.(a)	429,729
98	Safeway, Inc.	3,353
93,525	Sara Lee Corp.	1,502,011
13,872	Tyson Foods, Inc., Class A	212,658
121,418	Wal-Mart Stores, Inc.	5,770,998
43,700	Wm. Wrigley Jr. Co.	2,558,635

		33,911,536

Energy — 9.4%
6,432	Apache Corp.	691,697
62,300	Baker Hughes, Inc.	5,052,530
33,725	BP PLC ADR	2,467,658
28,200	Cameron International Corp.†	1,357,266
27,776	Chesapeake Energy Corp.	1,088,819
21,713	Chevron Corp.	2,026,474
5,059	Cimarex Energy Co.	215,159
40,562	ConocoPhillips	3,581,625
20,803	Devon Energy Corp.	1,849,595
11,322	ENSCO International, Inc.(a)	675,018
31,700	EOG Resources, Inc.	2,829,225
78,435	Exxon Mobil Corp.	7,348,575
3,787	Frontier Oil Corp.	153,677
1,080	Grant Prideco, Inc.†	59,951
24,200	Halliburton Co.(a)	917,422
805	Helmerich & Payne, Inc.	32,256
6,920	Hess Corp.	697,951
206	Marathon Oil Corp.	12,537

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Energy (continued)
5,371	Nabors Industries, Ltd.†	$147,112
16,883	National Oilwell Varco, Inc.†(a)	1,240,225
4,181	Noble Energy, Inc.	332,473
31,717	Occidental Petroleum Corp.	2,441,892
9,583	Patterson-UTI Energy, Inc.	187,060
10,155	Pride International, Inc.†	344,255
70,590	Schlumberger, Ltd.	6,943,938
3,289	Sunoco, Inc.	238,255
6,582	Tesoro Corp.	313,961
2,585	Tidewater, Inc.	141,813
10,819	Transocean, Inc.†(a)	1,548,740
27,487	Valero Energy Corp.	1,924,915

		46,862,074

Financials — 20.3%
25,226	ACE, Ltd.	1,558,462
29,627	Aflac, Inc.	1,855,539
125,685	Allstate Corp. (The)	6,564,528
1,667	American Capital Strategies. Ltd.	54,944
31,203	American Express Co.	1,623,180
17,846	American International Group, Inc.	1,040,422
18,027	Ameriprise Financial, Inc.	993,468
11,340	AON Corp.	540,805
743	Arthur J. Gallagher & Co.	17,973
3,767	Assurant, Inc.	252,012
139,470	Bank of America Corp.	5,754,532
46,083	Bank of New York Mellon Corp. (The)	2,247,007
86,700	Blackstone Group LP (The)(a)	1,918,671
97,776	Capital One Financial Corp.	4,620,894
70,430	Charles Schwab Corp. (The)	1,799,486
246,483	Citigroup, Inc.	7,256,459
543	City National Corp.	32,336
7,480	CME Group, Inc.	5,131,280
50,525	Comerica, Inc.(a)	2,199,353
106,350	Countrywide Financial Corp.(a)	950,769
2,069	Cullen/Frost Bankers, Inc.	104,816
56,712	Discover Financial Services	855,217
128,400	Fannie Mae	5,133,432
135,925	Fidelity National Financial, Inc., Class A	1,985,864
1,468	First American Corp.	50,088
42,402	Franklin Resources, Inc.	4,852,061
168,200	Freddie Mac	5,730,574
148	GB&T Bancshares, Inc.	1,385
21,104	Genworth Financial, Inc., Class A	537,097
8,271	Goldman Sachs Group, Inc. (The)	1,778,679
7,343	Hartford Financial Services Group, Inc.	640,236
6,903	HCC Insurance Holdings, Inc.(a)	197,978
7,736	Janus Capital Group, Inc.	254,128
1,977	Jones Lang LaSalle, Inc.	140,683
69,721	JPMorgan Chase & Co.	3,043,322
2,050	Keycorp	48,072
2,839	Legg Mason, Inc.(a)	207,673
56,700	Lehman Brothers Holdings, Inc.(a)	3,710,448
19,079	Lincoln National Corp.	1,110,779
14,161	Loews Corp.	712,865
9,222	Merrill Lynch & Co., Inc.	495,037
18,641	MetLife, Inc.	1,148,658
10,900	Moody’s Corp.(a)	389,130
77,446	Morgan Stanley	4,113,157
210	National City Corp.	3,457
14,569	Northern Trust Corp.	1,115,694
16,800	NYSE Euronext	1,474,536
8,575	Old Republic International Corp.	132,141
19,432	Principal Financial Group, Inc.	1,337,699
18,460	Prudential Financial, Inc.	1,717,518
86	Safeco Corp.	4,788
1,855	State Street Corp.	150,626
5,441	SunTrust Banks, Inc.	340,008
61,475	Torchmark Corp.	3,721,082
21,957	Travelers Cos., Inc. (The)	1,181,287
5,312	UNUM Group	126,372
10,186	W.R. Berkley Corp.	303,645
2,199	Wachovia Corp.(a)	83,628
1,109	Waddell & Reed Financial, Inc., Class A	40,024
82,375	Washington Mutual, Inc.(a)	1,121,124
15,344	Wells Fargo & Co.(a)	463,235
76,989	XL Capital, Ltd., Class A(a)	3,873,317

		100,843,680

Health Care — 14.4%
95,529	Abbott Laboratories	5,363,953
31,837	Aetna, Inc.	1,837,950
27,350	Alcon, Inc.	3,912,144
87,478	AmerisourceBergen Corp.	3,925,138
58,790	Amgen, Inc.†	2,730,208
1,537	Applera Corp. - Applied Biosystems Group	52,135
12,610	Baxter International, Inc.	732,010
13,567	Biogen Idec, Inc.†	772,234
110,250	Bristol-Myers Squibb Co.	2,923,830
165	Cardinal Health, Inc.	9,529
55,700	Celgene Corp.†	2,573,897
2,021	Cephalon, Inc.†(a)	145,027
11,713	Coventry Health Care, Inc.†	693,995
31,833	Covidien, Ltd.	1,409,884
7,697	Dentsply International, Inc.	346,519
2,641	Edwards Lifesciences Corp.†	121,460
8,260	Endo Pharmaceuticals Holdings, Inc.†	220,294
4,915	Forest Laboratories, Inc.†	179,152
34,150	Genentech, Inc.†	2,290,440
119,400	Gilead Sciences, Inc.†	5,493,594
6,778	Health Net, Inc.†	327,377
32,800	Hologic, Inc.†(a)	2,251,392
12,942	Humana, Inc.†(a)	974,662
2,837	Invitrogen Corp.†	265,004
76,251	Johnson & Johnson	5,085,942
18,867	King Pharmaceuticals, Inc.†	193,198

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Health Care (continued)
3,162	Lincare Holdings, Inc.†	$111,176
22,681	McKesson Corp.	1,485,832
42,880	Medco Health Solutions, Inc.†	4,348,032
19,247	Medtronic, Inc.	967,547
15,682	Merck & Co., Inc.	911,281
1,277	Patterson Cos., Inc.†	43,354
570	Perrigo Co.	19,956
349,605	Pfizer, Inc.	7,946,522
1,269	Sepracor, Inc.	33,311
53,700	Teva Pharmaceutical Industries, Ltd. ADR	2,495,976
44,524	UnitedHealth Group, Inc.	2,591,297
213	Ventana Medical Systems, Inc.†	18,580
7,869	Watson Pharmaceuticals, Inc.†	213,565
889	WellCare Health Plans, Inc.†	37,702
55,134	WellPoint, Inc.†	4,836,906
2,265	Wyeth	100,090

		70,992,095

Industrials — 9.9%
85,800	ABB, Ltd. ADR(a)	2,471,040
5,591	AGCO Corp.†	380,076
21,677	Allied Waste Industries, Inc.†	238,881
29,778	Boeing Co.	2,604,384
1,085	Brink’s Co. (The)	64,818
27,515	Caterpillar, Inc.	1,996,488
2,836	ChoicePoint, Inc.†	103,287
4,194	CSX Corp.	184,452
2,173	Cummins, Inc.	276,775
56,857	Deere & Co.	5,294,524
1,999	Dun & Bradstreet Corp.	177,171
33,300	Emerson Electric Co.	1,886,778
17,652	FedEx Corp.	1,574,029
29,079	Fluor Corp.	4,237,392
123,593	General Electric Co.	4,581,593
4,023	Goodrich Corp.(a)	284,064
103,475	Honeywell International, Inc.	6,370,956
829	Joy Global, Inc.	54,565
7,446	KBR, Inc.†	288,905
4,225	L-3 Communications Holdings, Inc.	447,596
17,605	Lockheed Martin Corp.	1,853,102
1,809	Manpower, Inc.	102,932
24,684	Masco Corp.	533,421
9,900	McDermott International, Inc.†	584,397
107	Norfolk Southern Corp.	5,397
31,003	Northrop Grumman Corp.	2,438,076
565	Oshkosh Truck Corp.(a)	26,702
2,686	Parker Hannifin Corp.	202,283
7,154	Raytheon Co.	434,248
9,641	Robert Half International, Inc.	260,693
4,562	Ryder System, Inc.	214,460
56,937	Southwest Airlines Co.	694,631
68,000	Spirit Aerosystems Holdings, Inc., Class A†	2,346,000
427	SPX Corp.	43,917
1,520	Teleflex, Inc.	95,775
32,600	Textron, Inc.	2,324,380
3,085	Thomas & Betts Corp.†	151,288
316	Trane, Inc.	14,760
37,978	Tyco International, Ltd.	1,505,828
11,100	United Technologies Corp.	849,594
11,630	Waste Management, Inc.	379,952

		48,579,610

Information Technology — 23.3%
65,550	Adobe Systems, Inc.†	2,800,952
87,296	Affiliated Computer Services, Inc., Class A†	3,937,050
772,641	Alcatel-Lucent ADR	5,655,732
21,913	Analog Devices, Inc.	694,642
62,893	Apple, Inc.†	12,457,845
84,529	Applied Materials, Inc.	1,501,235
7,530	Arrow Electronics, Inc.†	295,778
2,408	Autodesk, Inc.†	119,822
7,370	Avnet, Inc.†	257,729
15,356	BMC Software, Inc.†	547,288
113,350	Broadcom Corp., Class A†	2,962,969
159,406	CA, Inc.	3,977,180
326,991	Cisco Systems, Inc.†	8,851,646
13,362	Computer Sciences Corp.†	661,018
4,028	Compuware Corp.†	35,769
5,317	Convergys Corp.†	87,518
28,120	Dell, Inc.†	689,221
1,617	DST Systems, Inc.†	133,483
33,962	eBay, Inc.†	1,127,199
39,087	Electronic Data Systems Corp.	810,274
162,280	EMC Corp.†	3,007,048
1,707	Fiserv, Inc.†	94,721
19,035	Google, Inc., Class A†	13,162,322
178,910	Hewlett-Packard Co.	9,031,377
201,627	Intel Corp.	5,375,376
32,710	International Business Machines Corp.	3,535,951
2,019	Intuit, Inc.†	63,821
35,441	Juniper Networks, Inc.†	1,176,641
2,667	Kla-Tencor Corp.	128,443
4,792	Lam Research Corp.†(a)	207,158
6,997	Lexmark International, Inc., Class A†	243,915
7,178	Micron Technology, Inc.†	52,041
296,972	Microsoft Corp.	10,572,203
6,856	Molex, Inc.	187,169
9,151	National Semiconductor Corp.	207,179
27,372	Network Appliance, Inc.†	683,205
87,900	Nokia Oyj ADR	3,374,481
26,930	Novell, Inc.†	185,009
9,313	Novellus Systems, Inc.†	256,759
126,444	NVIDIA Corp.†(a)	4,301,625
97,278	Oracle Corp.†	2,196,537
8,045	QLogic Corp.†	114,239
7,476	QUALCOMM, Inc.	294,181
40,300	Research In Motion, Ltd.†	4,570,020

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Information Technology (continued)
8,814	Sun Microsystems, Inc.†	$159,798
30	Sybase, Inc.†	783
68,775	Symantec Corp.†	1,110,028
8,870	Synopsys, Inc.†	229,999
2,058	Tellabs, Inc.†	13,459
7,391	Teradyne, Inc.†	76,423
29,353	Texas Instruments, Inc.	980,390
29,399	Tyco Electronics, Ltd.	1,091,585
6,244	VeriSign, Inc.†	234,837
13,453	Western Digital Corp.†	406,415
26,317	Xerox Corp.	426,072

		115,355,560

Materials — 2.9%
32,400	Air Products & Chemicals, Inc.	3,195,612
41	Albemarle Corp.	1,691
2,162	Ashland, Inc.	102,544
4,875	Ball Corp.	219,375
1,614	Bemis Co., Inc.	44,191
403	Cabot Corp.	13,436
2,094	CF Industries Holdings, Inc.	230,466
21,513	Dow Chemical Co. (The)	848,042
3,170	Eastman Chemical Co.	193,655
18,625	Freeport-McMoRan Copper & Gold, Inc.	1,907,945
4,219	Lubrizol Corp.	228,501
57,007	Monsanto Co.	6,367,112
2,771	Nucor Corp.	164,099
694	Packaging Corp. of America	19,571
10,007	Pactiv Corp.†	266,486
621	Sonoco Products Co.	20,294
7,275	Terra Industries, Inc.†	347,454
2,469	United States Steel Corp.	298,527

		14,469,001

Telecommunication Services — 1.8%
23,400	America Movil SAB de CV ADR, Series L	1,436,526
61,410	AT&T, Inc.	2,552,200
3,902	CenturyTel, Inc.	161,777
9,746	Qwest Communications International, Inc.†	68,319
98,819	Sprint Nextel Corp.	1,297,494
6,505	Telephone & Data Systems, Inc.	407,213
74,480	Verizon Communications, Inc.	3,254,031

		9,177,560

Utilities — 1.9%
49,809	AES Corp. (The)†	1,065,415
1,220	AGL Resources, Inc.	45,921
2,418	Dominion Resources, Inc.	114,734
25,022	Edison International	1,335,424
3,146	Entergy Corp.	376,010
4,837	ONEOK, Inc.	216,552
8,710	PG&E Corp.	375,314
1,549	Public Service Enterprise Group, Inc.	152,174
51,431	Sempra Energy	3,182,550
53,100	Wisconsin Energy Corp.	2,586,501

		9,450,595

Total Common Stock (Cost $468,759,480)		487,557,225

	Maturity Date	Par
U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bill
2.92%(b)	04/17/08	$100,000	99,064
2.97%(b)	04/17/08	2,900,000	2,872,847
2.97%(b)(c)	04/24/08	625,000	618,771
3.07%(b)	04/17/08	200,000	198,128
3.25%(b)	04/17/08	700,000	693,446

Total U.S. Treasury Obligations (Cost $4,485,038)			4,482,256

Shares
MONEY MARKET FUND — 5.3%
26,311,906	PNC Institutional Money Market Trust 4.92% (Cost $26,311,906)(d)(e)	26,311,906

Total Investments — 104.5% (Cost $499,556,424)		518,351,387
Other Assets & Liabilities, Net — (4.5)%		(22,219,191)

NET ASSETS — 100.0%		$496,132,196

FUTURES CONTRACTS - LONG POSITIONS

Number of Contracts		Unrealized Depreciation
58	CME E-Mini S&P 500, Expires March 2008	$(104,598)

ADR - American Depository Receipt.

†	Non-income producing security.

(a)	All or a portion of this security is on loan.

(b)	Represents annualized yield at date of purchase.

(c)	Security held at broker as collateral for open futures contracts.

(d)	Represents seven day annualized yield.

(e)	Investment purchased with proceeds from collateral received from securities on loan.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST BALANCED FUND SCHEDULE OF INVESTMENTS	December 31, 2007

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 100.2%
6,376,075	Wilshire Variable Insurance Trust Equity Fund*	$146,458,439
7,900,031	Wilshire Variable Insurance Trust Income Fund*	97,170,385

Total Investments in Underlying Funds (Cost $224,334,425)		243,628,824
Other Assets & Liabilities, Net — (0.2)%		(444,942)

NET ASSETS — 100.0%		$243,183,882

*	Affiliated fund.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULE OF INVESTMENTS	December 31, 2007

	Maturity Date	Par	Value
ASSET BACKED SECURITIES — 5.5%
Amortizing Residential Collateral Trust
5.15%(a)	01/01/32	$41,003	$36,900
Bayview Financial Acquisition Trust
5.31%(a)	02/28/44	125,398	123,725
Conseco Finance Securitizations Corp.
8.50%(a)	03/01/33	450,382	72,063
Countrywide Home Equity Loan Trust
5.20%(a)	05/15/36	576,501	508,866
Delta Funding Home Equity Loan Trust
7.04%	06/25/27	11,866	11,830
Green Tree Financial Corp.
9.15%	01/15/18	31,399	25,136
Green Tree Home Improvement Loan Trust
7.60%	07/15/20	8,287	6,400
Green Tree Recreational Equipment & Consumer Trust
7.25%	03/15/29	47,883	32,787
Lehman XS Trust
5.13%(a)	02/25/46	345,909	328,178
Morgan Stanley Mortgage Loan Trust
5.02%(a)	03/25/36	225,912	179,662
MSDWCC Heloc Trust
5.06%(a)	07/25/17	23,659	22,695
SACO I, Inc.
5.00%(a)	06/25/36	309,771	127,751
5.04%(a)	03/25/36	247,817	142,895
5.15%(a)	09/25/35	98,861	96,814
Salomon Brothers Mortgage Securities VII
5.17%(a)	03/25/32	69,086	68,447
Securitized Asset Backed Receivables LLC Trust
5.10%(a)	02/25/37	1,202,866	1,057,958
SG Mortgage Securities Trust
5.11%(a)	12/25/36	1,155,494	1,029,292
WAMU Asset-Backed Certificates
4.96%(a)	05/25/47	1,104,385	1,066,077
5.04%(a)	05/25/47	1,300,000	1,143,753
5.16%(a)	05/25/47	1,300,000	957,590

Total Asset Backed Securities (Cost $8,267,602)			7,038,819

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.4%
American Home Mortgage Assets
5.10%(a)	05/25/46	298,567	271,496
Asset Securitization Corp.
6.81%(a)	02/14/43	100,000	108,589
Banc of America Commercial Mortgage, Inc.
5.66%(a)	06/10/49	60,000	61,341
Banc of America Funding Corp.
5.21%(a)	09/20/35	2,153,162	2,129,467
Banc of America Mortgage Securities
6.03%(a)	02/25/34	43,280	43,883
Bear Stearns Adjustable Rate Mortgage Trust
6.69%(a)	02/25/34	112,716	114,253
6.79%(a)	11/25/34	120,178	122,237
Citigroup Mortgage Loan Trust, Inc.
5.74%(a)	09/25/34	122,992	123,718
6.30%(a)	02/25/34	162,481	163,101
Countrywide Alternative Loan Trust
5.16%(a)	03/20/46	1,120,670	1,056,854
5.18%(a)	10/25/35	161,012	143,599
6.85%(a)	09/25/34	167,522	167,991
First Horizon Asset Securities, Inc.
5.42%(a)	02/25/35	741,010	739,947
GE Capital Commercial Mortgage Corp.
5.54%	12/10/49	210,000	212,376
Harborview Mortgage Loan Trust
5.12%(a)	03/19/38	1,187,538	1,112,948
5.19%(a)	05/19/35	181,051	171,211
Homebanc Mortgage Trust
5.17%(a)	05/25/37	235,225	219,738
Impac CMB Trust
5.14%(a)	05/25/35	178,527	164,814
Indymac Index Mortgage Loan Trust
4.99%(a)	07/25/36	476,969	450,208
5.07%(a)	06/25/47	425,983	391,210
5.10%(a)	09/25/35	95,726	90,907
5.13%(a)	06/25/35	811,166	767,017
6.27%(a)	11/25/37	162,241	163,292
6.31%(a)	03/25/35	232,797	231,379
JPMorgan Chase Commercial Mortgage Securities Corp.
5.29%(a)	01/12/43	100,000	99,975
5.42%	01/15/49	110,000	110,102
5.43%	12/12/43	450,000	452,498
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	500,000	485,949
Luminent Mortgage Trust
5.06%(a)	05/25/46	367,633	345,960
Master Adjustable Rate Mortgages Trust
5.07%(a)	05/25/47	1,064,097	1,007,914
5.72%(a)	12/25/46	335,198	314,837
7.03%(a)	12/25/34	33,747	34,017
Morgan Stanley Capital I
4.99%	08/13/42	240,000	233,615
5.69%(a)	04/15/49	1,200,000	1,223,136
Morgan Stanley Mortgage Loan Trust
5.27%(a)	07/25/35	255,107	260,755
6.12%(a)	08/25/34	184,814	186,242
Prime Mortgage Trust
8.00%	07/25/34	262,191	271,175
Residential Accredit Loans, Inc.
4.96%(a)	10/25/46	434,433	419,171

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Residential Asset Securitization Trust
4.75%	02/25/19	$901,761	$887,953
Structured Adjustable Rate Mortgage Loan Trust
5.20%(a)	01/25/35	188,067	188,909
7.38%(a)	11/25/34	126,065	128,965
Thornburg Mortgage Securities Trust
6.22%(a)	09/25/37	471,809	467,578
6.23%(a)	09/25/37	514,602	516,388
WAMU Mortgage Pass-Through Certificates
4.83%(a)	10/25/35	493,341	489,701
5.10%(a)	04/25/45	172,809	166,614
Washington Mutual MSC Mortgage Pass-Through Certificates
6.38%(a)	01/25/35	93,492	92,455
Wells Fargo Mortgage Backed Securities Trust
3.54%(a)	09/25/34	470,000	464,138
5.24%(a)	04/25/36	139,165	138,851
Zuni Mortgage Loan Trust
5.00%(a)	08/25/36	182,114	174,134

Total Collateralized Mortgage Obligations (Cost $18,734,333)			18,382,608

CORPORATE BONDS — 20.7%
Consumer Discretionary — 2.2%
Boyd Gaming Corp.
6.75%	04/15/14	10,000	9,525
7.13%	02/01/16	10,000	9,450
Caesars Entertainment, Inc.
8.13%	05/15/11	12,000	11,160
CCH I Holdings LLC
11.00%	10/01/15	50,000	40,750
Clear Channel Communications, Inc.
4.25%	05/15/09	50,000	47,468
4.90%	05/15/15	10,000	7,294
5.50%	09/15/14	80,000	60,979
Comcast Corp.
6.50%	01/15/15	665,000	694,119
6.50%	01/15/17	200,000	208,530
CSC Holdings, Inc.
7.63%	04/01/11	20,000	19,950
7.88%	02/15/18	16,000	14,960
Daimler Finance NA LLC
6.50%	11/15/13	30,000	31,350
7.30%	01/15/12	135,000	143,925
DI Finance/DynCorp International
9.50%	02/15/13	10,000	10,463
DirecTV Holdings LLC/DirecTV Financing Co.
8.38%	03/15/13	20,000	20,800
Echostar DBS Corp.
7.00%	10/01/13	20,000	20,200
7.13%	02/01/16	50,000	51,000
Ford Motor Co.
7.45%	07/16/31	200,000	148,500
Ford Motor Co., Cnv.
4.25%(b)	12/15/36	20,000	19,875
General Motors Corp.
8.25%	07/15/23	70,000	55,650
8.38%	07/05/33	30,000	33,993
Hertz Corp.
8.88%	01/01/14	35,000	35,481
10.50%	01/01/16	15,000	15,525
Idearc, Inc.
8.00%	11/15/16	95,000	87,162
Inn of the Mountain Gods Resort & Casino
12.00%	11/15/10	10,000	10,400
J.C. Penney Corp., Inc.
7.40%	04/01/37	10,000	9,927
Lamar Media Corp.
7.25%	01/01/13	25,000	25,000
MGM Mirage, Inc.
6.75%	09/01/12	10,000	9,738
7.63%	01/15/17	70,000	69,125
8.50%	09/15/10	50,000	51,875
Mohegan Tribal Gaming Authority
8.00%	04/01/12	5,000	5,075
Oxford Industries, Inc.
8.88%	06/01/11	10,000	9,950
RH Donnelley Corp.
8.88%(c)	10/15/17	30,000	27,750
Service Corp. International
6.75%	04/01/16	30,000	28,875
7.50%	04/01/27	30,000	27,600
Station Casinos, Inc.
6.00%	04/01/12	20,000	17,800
7.75%	08/15/16	70,000	63,175
Suburban Propane Partners LP
6.88%	12/15/13	30,000	29,100
Time Warner, Inc.
6.50%	11/15/36	130,000	126,491
6.88%	05/01/12	400,000	421,204
TL Aquisitions, Inc.
10.50%(c)	01/15/15	40,000	38,450
Visteon Corp.
8.25%	08/01/10	60,000	53,100

			2,822,744

Consumer Staples — 0.1%
Reynolds American, Inc.
6.75%	06/15/17	90,000	91,667

Energy — 3.1%
Anadarko Petroleum Corp.
5.39%(a)	09/15/09	150,000	147,679
6.45%	09/15/36	390,000	397,151
Chesapeake Energy Corp.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Energy (continued)
6.25%	01/15/18	$25,000	$24,000
6.38%	06/15/15	10,000	9,675
Complete Production Services, Inc.
8.00%	12/15/16	75,000	72,562
ConocoPhillips
4.75%	10/15/12	80,000	80,675
Dynegy Holdings, Inc.
7.75%	06/01/19	115,000	106,088
El Paso Corp.
7.00%	06/15/17	280,000	280,290
7.75%	01/15/32	40,000	40,603
7.80%	08/01/31	611,000	620,078
Hess Corp.
7.30%	08/15/31	327,000	367,310
7.88%	10/01/29	30,000	35,508
Kerr-McGee Corp.
6.95%	07/01/24	10,000	10,682
7.88%	09/15/31	155,000	184,817
Kinder Morgan Energy Partners LP
5.00%	12/15/13	25,000	24,254
6.00%	02/01/17	150,000	149,991
6.30%	02/01/09	20,000	20,259
6.75%	03/15/11	20,000	20,981
6.95%	01/15/38	50,000	52,475
7.13%	03/15/12	5,000	5,345
Peabody Energy Corp.
6.88%	03/15/13	28,000	28,140
Pemex Project Funding Master Trust
6.63%	06/15/35	207,000	218,185
Pride International, Inc.
7.38%	07/15/14	20,000	20,550
Southern Natural Gas Co.
5.90%(c)	04/01/17	30,000	29,507
8.00%	03/01/32	75,000	83,557
Tennessee Gas Pipeline Co.
7.63%	04/01/37	150,000	161,341
Williams Cos., Inc.
7.50%	01/15/31	363,000	390,225
7.75%	06/15/31	80,000	87,600
XTO Energy, Inc.
7.50%	04/15/12	296,000	323,572

			3,993,100

Financials — 9.5%
American Express Co.
6.80%(a)	09/01/66	115,000	116,606
American General Finance Corp.
6.90%	12/15/17	320,000	320,320
American International Group, Inc.
5.85%	01/16/18	40,000	40,262
6.25%	03/15/37	200,000	178,884
BAC Capital Trust XIV
5.63%(a)	03/15/12	10,000	8,874
Bank of America Corp.
5.38%	08/15/11	280,000	285,555
5.75%	12/01/17	50,000	50,115
Citigroup, Inc.
4.13%	02/22/10	400,000	394,147
5.00%	09/15/14	245,000	233,447
Countrywide Home Loans, Inc.
5.63%	07/15/09	500,000	381,461
Ford Motor Credit Co., LLC
5.80%	01/12/09	80,000	75,936
6.63%	06/16/08	50,000	49,271
7.38%	10/28/09	270,000	254,136
7.38%	02/01/11	60,000	53,730
8.00%	12/15/16	420,000	356,753
10.24%(a)	06/15/11	103,000	97,648
Forest City Enterprises, Inc.
6.50%	02/01/17	8,000	7,240
General Electric Capital Corp.
6.38%(a)	11/15/67	420,000	433,642
GMAC LLC
5.13%	05/09/08	150,000	148,342
5.63%	05/15/09	800,000	754,773
5.85%	01/14/09	210,000	200,831
6.88%	09/15/11	560,000	479,077
7.25%	03/02/11	165,000	144,629
7.75%	01/19/10	590,000	550,364
Goldman Sachs Capital II
5.79%(a)	06/01/12	20,000	17,806
Goldman Sachs Group, Inc.
6.60%	01/15/12	290,000	306,820
HSBC Finance Corp.
4.63%	09/15/10	400,000	397,868
6.38%	11/27/12	40,000	41,134
6.50%	11/15/08	213,000	215,339
JPMorgan Chase & Co.
5.13%	09/15/14	595,000	583,207
5.15%	10/01/15	200,000	192,898
5.75%	01/02/13	195,000	198,716
Lehman Brothers Holdings Capital Trust V
5.86%(a)	11/29/49	200,000	178,250
Lehman Brothers Holdings, Inc.
6.20%	09/26/14	80,000	81,477
6.50%	07/19/17	160,000	161,897
6.75%	12/28/17	340,000	350,438
MetLife, Inc.
6.40%	12/15/36	40,000	36,660
Mizuho JGB Investment LLC
9.87%(a)(c)	12/29/49	210,000	211,918
Mizuho Preferred Capital Co., LLC
8.79%(a)(c)	12/29/49	360,000	363,175
Morgan Stanley
3.63%	04/01/08	40,000	39,831
5.63%	01/09/12	300,000	305,174
5.66%(a)	10/18/16	40,000	37,320

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Financials (continued)
5.75%	08/31/12	$70,000	$71,453
Residential Capital LLC
7.50%	02/22/11	310,000	192,975
7.62%(a)	05/22/09	70,000	49,700
7.81%(a)	04/17/09	30,000	21,300
8.00%	06/01/12	20,000	12,300
SLM Corp.
5.00%	10/01/13	355,000	311,160
5.00%	04/15/15	10,000	8,528
5.05%	11/14/14	50,000	43,217
5.38%	05/15/14	345,000	306,730
5.43%(a)	04/01/09	220,000	203,500
5.63%	08/01/33	35,000	27,053
Suntrust Capital VIII
6.10%(a)	12/15/36	50,000	41,611
Suntrust Preferred Capital I
5.85%(a)	12/15/11	60,000	52,950
Travelers Cos., Inc. (The)
6.25%(a)	03/15/37	270,000	253,202
U.S. Bancorp
3.13%	03/15/08	170,000	169,274
Unilever Capital Corp.
7.13%	11/01/10	55,000	58,984
Ventas Realty LP/Ventas Capital Corp. REIT
6.75%	06/01/10	10,000	10,075
8.75%	05/01/09	20,000	20,500
9.00%	05/01/12	10,000	10,750
Wachovia Capital Trust III
5.80%(a)	12/29/49	80,000	71,484
Wachovia Corp.
5.63%	10/15/16	690,000	680,317
Wells Fargo & Co.
5.00%	11/15/14	5,000	4,952
5.30%	08/26/11	90,000	91,832
Wells Fargo Capital
5.95%	12/15/36	100,000	93,327

			12,143,145

Health Care — 0.6%
AmerisourceBergen Corp.
5.88%	09/15/15	20,000	19,624
Community Health Systems, Inc.
8.88%	07/15/15	80,000	81,500
DaVita, Inc.
6.63%	03/15/13	45,000	44,775
HCA, Inc.
6.25%	02/15/13	14,000	12,250
6.50%	02/15/16	79,000	66,755
7.69%	06/15/25	30,000	24,837
9.13%	11/15/14	10,000	10,400
9.25%	11/15/16	60,000	63,000
HCA, Inc. PIK
9.63%	11/15/16	20,000	21,150
Tenet Healthcare Corp.
6.38%	12/01/11	121,000	110,110
9.25%	02/01/15	71,000	65,675
Wellpoint, Inc.
5.88%	06/15/17	20,000	20,136
Wyeth
5.95%	04/01/37	200,000	200,531

			740,743

Industrials — 0.8%
Delta Air Lines, Inc.
6.82%(c)	08/10/22	100,000	96,000
7.57%	11/18/10	200,000	202,000
DRS Technologies, Inc.
6.63%	02/01/16	10,000	9,875
Eastman Kodak Co.
7.25%	11/15/13	35,000	35,000
Graham Packaging Co., Inc.
8.50%	10/15/12	40,000	37,400
9.88%	10/15/14	15,000	13,800
Kansas City Southern Railway Corp.
9.50%	10/01/08	23,000	23,460
Norfolk Southern Corp.
6.20%	04/15/09	90,000	91,896
Terex Corp.
8.00%	11/15/17	20,000	20,250
Waste Management, Inc.
6.88%	05/15/09	425,000	436,333

			966,014

Information Technology — 0.1%
Electronic Data Systems Corp.
7.13%	10/15/09	10,000	10,323
Freescale Semiconductor, Inc.
8.88%	12/15/14	20,000	17,850
Sungard Data Systems, Inc.
9.13%	08/15/13	40,000	40,700
Xerox Corp.
6.75%	02/01/17	10,000	10,423

			79,296

Materials — 0.2%
Freeport-McMoRan Copper & Gold, Inc.
8.38%	04/01/17	60,000	64,350
Georgia Gulf Corp.
9.50%	10/15/14	10,000	7,975
Steel Dynamics, Inc.
6.75%(c)	04/01/15	60,000	57,900
7.38%(c)	11/01/12	15,000	15,075
Westlake Chemical Corp.
6.63%	01/15/16	12,000	11,340
Weyerhaeuser Co.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Materials (continued)
6.75%	03/15/12	$125,000	$131,267

			287,907

Telecommunication Services — 0.8%
AT&T, Inc.
5.10%	09/15/14	80,000	79,172
BellSouth Capital Funding Corp.
7.88%	02/15/30	160,000	186,396
BellSouth Corp.
4.75%	11/15/12	10,000	9,893
Citizens Communications Co.
7.88%	01/15/27	55,000	52,387
9.25%	05/15/11	10,000	10,825
Intelsat Corp.
9.00%	06/15/16	5,000	5,038
Level 3 Financing, Inc.
9.25%	11/01/14	25,000	22,625
New Cingular Wireless Services, Inc.
8.13%	05/01/12	85,000	94,513
News America, Inc.
6.65%(c)	11/15/37	10,000	10,315
Nextel Communications, Inc.
5.95%	03/15/14	15,000	14,100
7.38%	08/01/15	20,000	19,692
Qwest Communications International, Inc.
7.50%	02/15/14	28,000	27,930
8.37%(a)	02/15/09	13,000	13,000
Qwest Corp.
5.63%	11/15/08	30,000	29,850
6.88%	09/15/33	20,000	18,450
Sprint Capital Corp.
6.90%	05/01/19	230,000	228,474
8.38%	03/15/12	40,000	43,321
8.75%	03/15/32	25,000	28,180
Verizon Global Funding Corp.
4.38%	06/01/13	35,000	33,838
Windstream Corp.
8.63%	08/01/16	85,000	89,250

			1,017,249

Utilities — 3.3%
AES Corp. (The)
7.75%	03/01/14	3,000	3,023
7.75%(c)	10/15/15	70,000	71,050
8.00%(c)	10/15/17	400,000	409,000
8.88%	02/15/11	19,000	19,808
9.38%	09/15/10	63,000	66,150
9.50%	06/01/09	68,000	70,380
Amerigas Partners LP
7.25%	05/20/15	10,000	9,800
Dominion Resources, Inc.
4.13%	02/15/08	30,000	29,960
4.75%	12/15/10	30,000	30,058
5.70%	09/17/12	260,000	266,985
Duke Energy Carolinas LLC
5.63%	11/30/12	380,000	394,396
Edison Mission Energy
7.00%	05/15/17	60,000	58,950
7.20%	05/15/19	80,000	78,600
7.63%	05/15/27	40,000	37,600
Energy Future Holdings Corp.
5.55%	11/15/14	40,000	31,927
6.50%	11/15/24	70,000	51,059
6.55%	11/15/34	200,000	144,742
10.88%(c)	11/01/17	210,000	211,050
Energy Future Holdings Corp., PIK
11.25%(c)	11/01/17	1,190,000	1,201,900
Exelon Corp.
5.63%	06/15/35	210,000	187,538
FirstEnergy Corp.
6.45%	11/15/11	150,000	154,892
7.38%	11/15/31	360,000	395,006
NRG Energy, Inc.
7.25%	02/01/14	55,000	53,625
7.38%	02/01/16	35,000	34,125
7.38%	01/15/17	20,000	19,500
Pacific Gas & Electric Co.
5.80%	03/01/37	10,000	9,643
6.05%	03/01/34	220,000	219,634

			4,260,401

Total Corporate Bonds (Cost $26,834,809)			26,402,266

FOREIGN BONDS — 9.3%
Bermuda — 0.0%
Intelsat, Ltd.
9.25%(d)	06/15/16	15,000	15,075

Canada — 0.5%
Anadarko Finance Co.
6.75%(d)	05/01/11	200,000	211,463
Canadian Government Bond
4.00%(e)	12/01/31	30,000	51,803
Conoco Funding Co.
6.35%(d)	10/15/11	70,000	74,349
7.25%(d)	10/15/31	35,000	40,945
Hydro Quebec
6.30%(d)	05/11/11	60,000	64,249
OPTI Canada, Inc.
7.88%(c)(d)	12/15/14	70,000	68,425
8.25%(c)(d)	12/15/14	45,000	44,550
Rogers Cable, Inc.
6.75%(d)	03/15/15	10,000	10,519
Rogers Wireless, Inc.
6.38%(d)	03/01/14	10,000	10,302

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Canada (continued)
Sun Media Corp.
7.63%(d)	02/15/13	$10,000	$9,737

			586,342

Cayman Islands — 0.8%
MUFG Capital Finance 1, Ltd.
6.35%(a)(d)	07/29/49	100,000	94,713
Petrobras International Finance Co.
6.13%(d)	10/06/16	100,000	102,000
Systems 2001 Asset Trust LLC
6.66%(c)(d)	09/15/13	373,608	384,817
Vale Overseas, Ltd.
6.88%(d)	11/21/36	385,000	389,470

			971,000

France — 1.6%
Compagnie Generale de Geophysique - Veritas
7.50%(d)	05/15/15	25,000	25,312
7.75%(d)	05/15/17	70,000	70,700
France Government Bond Oat
3.75%(e)	04/25/17	1,430,000	1,990,171

			2,086,183

Germany — 0.5%
Bundesrepublik Deutschland
3.75%(e)	01/04/15	240,000	339,839
3.75%(e)	01/04/17	250,000	350,235

			690,074

Japan — 0.2%
Aiful Corp.
6.00%(c)(d)	12/12/11	200,000	191,561

Luxembourg — 1.1%
FMC Finance III SA
6.88%(c)(d)	07/15/17	70,000	70,000
Telecom Italia Capital SA
4.95%(d)	09/30/14	40,000	38,523
5.25%(d)	11/15/13	35,000	34,592
5.25%(d)	10/01/15	210,000	204,592
Tyco International Group SA
6.00%(d)	11/15/13	220,000	226,125
6.13%(d)	11/01/08	60,000	60,516
6.13%(d)	01/15/09	10,000	10,124
6.38%(d)	10/15/11	100,000	103,490
6.75%(d)	02/15/11	80,000	83,907
6.88%(d)	01/15/29	150,000	151,917
7.00%(d)	06/15/28	378,000	400,079

			1,383,865

Marshall Islands — 0.0%
Teekay Corp.
8.88%(d)	07/15/11	19,000	19,926

Mexico — 0.6%
America Movil Sab de CV
5.63%(d)	11/15/17	120,000	117,251
Mexico Government International Bond
6.75%(d)	09/27/34	642,000	709,089

			826,340

Netherlands — 0.3%
Deutsche Telekom International Finance BV
5.75%(d)	03/23/16	195,000	195,183
Royal KPN NV
8.00%(d)	10/01/10	230,000	246,667

			441,850

Norway — 1.5%
Eksportfinans A/S
5.50%(d)	06/26/17	1,800,000	1,905,707

Russia — 0.9%
Russia Government International Bond STEP
7.50%(a)(d)	03/31/30	994,950	1,139,815

Sweden — 1.1%
Svensk Exportkredit AB
4.88%(d)	09/29/11	1,300,000	1,330,466

United Kingdom — 0.2%
British Telecommunications PLC
8.63%(d)	12/15/10	140,000	153,629
Royal Bank of Scotland Group PLC
7.64%(a)(d)	03/31/49	100,000	102,809

			256,438

Total Foreign Bonds (Cost $11,273,375)			11,844,642

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 49.8%
Federal Home Loan Bank — 0.1%
5.93%	04/09/08	100,000	100,344

			100,344

Federal Home Loan Mortgage Corp. — 9.7%
5.57%	01/01/38	1,300,000	1,307,954
4.75%	01/18/11	180,000	185,774
5.00%	08/01/33	979,485	957,145
5.00%	09/01/33	295,067	288,337
5.00%	09/01/33	660,577	645,511
5.00%	09/01/33	319,416	312,131
5.00%	10/01/33	642,822	628,160
5.00%	01/01/37	500,000	487,812
5.50%	10/01/35	302,324	301,817
5.50%	11/01/37	1,600,000	1,596,898
5.50%	01/01/38	2,800,000	2,794,220
5.63%	11/23/35	190,000	194,710
5.64%(a)	05/01/37	1,261,229	1,278,364
6.00%	10/01/37	279,091	283,250
6.00%	12/01/37	700,000	710,432

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Federal Home Loan Mortgage Corp. (continued)
6.00%	01/01/38	$300,000	$304,471

			12,276,986

Federal National Mortgage Assoc. — 35.5%
5.00%	01/01/21	4,300,000	4,304,033
5.00%	01/01/37	13,500,000	13,170,938
5.41%(a)	08/01/37	545,361	550,964
5.50%	01/01/21	4,100,000	4,152,529
5.50%	11/01/21	96,379	97,612
5.50%	02/01/22	96,775	98,014
5.50%	09/01/35	2,966,837	2,962,986
5.50%	04/01/36	1,373,670	1,358,385
5.50%	11/01/36	896,314	895,151
5.50%	01/01/37	1,300,000	1,298,375
5.50%	08/01/37	992,497	991,208
6.00%	10/01/35	448,767	455,737
6.00%	02/01/36	108,537	110,222
6.00%	02/01/36	39,416	40,028
6.00%	03/01/36	462,259	469,438
6.00%	06/01/36	372,668	378,456
6.00%	07/01/36	21,655	21,991
6.00%	07/01/36	747,538	759,149
6.00%	07/01/36	311,756	316,598
6.00%	08/01/36	708,116	719,114
6.00%	08/01/36	861,069	874,443
6.00%	09/01/36	669,521	679,920
6.00%	09/01/36	678,768	689,311
6.00%	09/01/36	624,534	634,234
6.00%	10/01/36	301,932	306,622
6.00%	10/01/36	151,431	153,783
6.00%	10/01/36	47,690	48,431
6.00%	10/01/36	23,542	23,908
6.00%	10/01/36	114,670	116,451
6.00%	11/01/36	83,930	85,234
6.00%	12/01/36	55,891	56,760
6.00%	01/01/37	38,933	39,538
6.00%	01/01/37	249,715	253,594
6.00%	02/01/37	187,418	190,329
6.00%	03/01/37	473,102	480,451
6.00%	04/01/37	104,018	105,633
6.00%	05/01/37	791,259	803,549
6.00%	07/01/37	994,682	1,010,131
6.00%	11/01/37	498,673	506,418
6.04%(a)	01/01/37	780,489	797,285
6.50%	01/01/37	3,910,000	4,018,745
6.50%	11/01/37	149,641	153,824
7.00%	05/01/32	69,828	74,059

			45,253,581

Government National Mortgage Assoc. — 4.5%
5.50%	01/01/36	1,700,000	1,712,220
5.50%	05/15/36	188,296	189,686
6.00%	05/15/33	170,933	175,025
6.00%	03/15/35	929,361	951,613
6.00%	03/15/37	375,357	384,344
6.50%	01/01/38	2,300,000	2,374,750

			5,787,638

Total U.S. Government & Agency Obligations (Cost $63,082,177)			63,418,549

U.S. TREASURY OBLIGATIONS — 13.9%
United States Treasury Notes & Bonds
0.88%(f)	04/15/10	80,000	87,929
1.88%(f)	07/15/15	380,000	416,030
2.00%(f)	07/15/14	220,000	251,935
2.00%(f)	01/15/26	535,000	560,864
2.38%(f)	04/15/11	1,950,000	2,139,423
2.38%(f)	01/15/27	515,000	564,213
2.50%(f)	07/15/16	630,000	695,021
3.50%(f)	01/15/11	400,000	516,393
3.63%(f)	04/15/28	310,000	507,295
3.88%(f)	04/15/29	380,000	638,973
4.25%	11/15/17	2,520,000	2,563,903
4.63%	07/31/12	4,600,000	4,830,000
4.75%	08/15/17	1,100,000	1,161,789
4.75%	02/15/37	2,160,000	2,260,574
5.71%(g)	11/15/21	890,000	469,746

Total U.S. Treasury Obligations (Cost $16,920,533)			17,664,088

Shares
PREFERRED STOCK — 0.8%
12,000	Fannie Mae	309,000
500	Fannie Mae Series O	23,171
460	Fresenius Medical Capital Trust II	46,115
6,250	General Motors Convertible Series B 5.25%(b)	121,000
2,000	General Motors Convertible Series C 6.25%(b)	39,140
17,000	Freddie Mac Series Z	444,550

Total Preferred Stock (Cost $960,191)		982,976

	Maturity Date	Par
REPURCHASE AGREEMENT — 10.5%

Agreement with Deutsche Bank, 4.15% dated 12/31/2007 to be repurchased at $13,503,113, collateralized by $13,599,000 Federal National Mortgage Association, 5.40%, due 12/14/2022(market value $13,769,994)

(Cost $13,500,000)	01/02/08	13,500,000	13,500,000

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Value
Total Investments — 124.9% (Cost $159,573,020)	$159,233,948
Other Assets & Liabilities, Net — (24.9)%	(31,770,541)

NET ASSETS — 100.0%	$127,463,407

PIK - Payment in Kind.

STEP - Step Coupon Bond

(a)	Variable rate security. The interest rate represents the rate at December 31, 2007.

(b)	When issued.

(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers. At December 31, 2007, these liquid securities amounted to $3,502,443 or 2.75 % of net assets.

(d)	Foreign security denominated in U.S. Dollars.

(e)	Investment in non-U.S. Dollars. Par amount reflects principal in local currency.

(f)	Inflation protection security. Principal amount periodically adjusted for inflation.

(g)	Zero coupon bond. The interest rate represents the yield at time of purchase.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND SCHEDULE OF INVESTMENTS	December 31, 2007

	Maturity Date	Par	Value
CERTIFICATE OF DEPOSIT — 1.1%
Financials — 1.1%
HSBC Bank USA 5.43%(a) (Cost $100,027)	07/28/08	$100,000	$100,120

COMMERCIAL PAPER — 18.9%
Financials — 18.9%
Bank of America Corp.
4.74%(b)	01/07/08	100,000	99,923
Bank of Scotland
4.87%(b)	01/18/08	100,000	99,775
Calyon North America
5.11%(b)	01/28/08	167,000	166,374
ING Funding
4.97%(b)	01/04/08	100,000	99,959
Intl.Lease Finance
4.42%(b)	01/07/08	178,000	177,871
JP Morgan
4.72%(b)	04/02/08	151,000	150,373
Mitsui & Co.
4.72%(b)	02/01/08	100,000	99,604
Mitsui & Co. USA, Inc.
3.50%(b)	02/01/08	144,000	143,114
Natexis Banq US Finance
5.09%(b)	01/07/08	143,000	142,881
Societe Generale N A
5.20%(b)	02/01/08	150,000	149,344
Swedbank
4.89%(b)	04/01/08	150,000	148,169
UBS Financial Delaware
5.21%(b)	01/14/08	174,000	173,679

Total Commercial Paper (Cost $1,649,967)			1,651,066

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 23.4%
Federal Home Loan Bank — 10.1%
4.35%(b)	01/25/08	750,000	747,862
4.50%	01/25/08	135,000	134,986

			882,848

Federal Home Loan Mortgage Corp. — 9.5%
4.38%(b)	01/30/08	750,000	747,402
5.01%(b)	01/11/08	31,000	30,958
5.34%(b)	01/11/08	47,000	46,933

			825,293

Federal National Mortgage Assoc. — 3.8%
4.00%	03/10/08	300,000	299,648
4.60%(b)	01/15/08	35,000	34,938

			334,586

Total U.S. Government & Agency Obligations (Cost $2,042,326)			2,042,727

REPURCHASE AGREEMENT — 19.4%

Agreement with Lehman Brothers Holdings, Inc., 4.15% dated 12/31/2007 to be repurchased at $1,700,392, collateralized by RFCSP Strip Principal, $4,920,000, 4.74%, due 04/15/2030 (market value $1,734,005)

(Cost $1,700,000)	01/02/08	1,700,000	1,700,000

Total Investments — 62.8% (Cost $5,492,320)			5,493,913
Other Assets & Liabilities, Net — 37.2%			3,251,421

NET ASSETS — 100.0%			$8,745,334

(a)	Variable rate security. The interest rate represents the rate at December 31, 2007.

(b)	Represents annualized yield at date of purchase.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS	December 31, 2007

Shares		Value
COMMON STOCK — 96.6%
Consumer Discretionary — 16.3%
735	1-800-FLOWERS.COM, Inc., Class A†	$6,417
800	99 Cents Only Stores†	6,368
524	A.C. Moore Arts & Crafts, Inc.†	7,205
863	Aaron Rents, Inc.	16,604
2,386	Aeropostale, Inc.†	63,229
540	AFC Enterprises†	6,113
9,503	AirMedia Group, Inc. ADR(a)	212,677
490	Ambassadors Group, Inc.	8,972
100	Ambassadors International, Inc.(a)	1,458
4,254	American Public Education, Inc.†	177,732
11,417	Amerigon, Inc.†	241,355
334	Ameristar Casinos, Inc.	9,198
920	Arbitron, Inc.	38,244
1,645	Bally Technologies, Inc.†	81,789
775	Bebe Stores, Inc.	9,966
340	Benihana, Inc., Class A†	4,335
692	Big 5 Sporting Goods Corp.	9,979
13,012	BJ’s Restaurants, Inc.†	211,575
6,350	Blue Nile, Inc.†(a)	432,181
100	Blyth, Inc.	2,194
95	Bon-Ton Stores, Inc. (The)(a)	902
805	Bright Horizons Family Solutions, Inc.†	27,805
626	Brown Shoe Co., Inc.	9,496
430	Buckle, Inc. (The)	14,190
476	Buffalo Wild Wings, Inc.†(a)	11,053
485	Build-A-Bear Workshop, Inc.†(a)	6,766
160	Cabela’s, Inc.†(a)	2,411
275	Cache, Inc.†	2,568
897	California Pizza Kitchen, Inc.†	13,966
8,739	Capella Education Co.†	572,055
303	Carrols Restaurant Group, Inc.†	2,903
1,798	Carter’s, Inc.†	34,791
1,011	Casual Male Retail Group, Inc.†	5,237
232	Cato Corp. (The), Class A	3,633
460	CBRL Group, Inc.	14,899
410	CEC Entertainment, Inc.†	10,644
1,992	Champion Enterprises, Inc.†	18,765
780	Charlotte Russe Holding, Inc.†	12,597
170	Cherokee, Inc.	5,486
692	Childrens Place Retail Stores, Inc. (The)†	17,944
3,061	Chipotle Mexican Grill, Inc., Class B†	376,656
1,110	Christopher & Banks Corp.	12,710
390	Cinemark Holdings, Inc.	6,630
2,050	Citadel Broadcasting Corp.	4,223
425	Citi Trends, Inc.†	6,562
1,760	CKE Restaurants, Inc.	23,232
1,065	CKX, Inc.†	12,780
240	Coinstar, Inc.†	6,756
900	Collective Brands, Inc.†	15,651
100	Columbia Sportswear Co.(a)	4,409
20	Conn’s, Inc.†(a)	342
2,665	Corinthian Colleges, Inc.†	41,041
160	CPI Corp.	3,768
270	Crown Media Holdings, Inc., Class A†(a)	1,755
75	CSK Auto Corp.†	376
405	Cumulus Media, Inc., Class A†	3,256
400	Deckers Outdoor Corp.†(a)	62,024
2,880	Denny’s Corp.†	10,800
1,845	DeVry, Inc.	95,866
16,580	Dolan Media Co.†	483,639
475	Dover Downs Gaming & Entertainment, Inc.(a)	5,344
1,115	Dress Barn, Inc.†	13,949
560	Drew Industries, Inc.†	15,344
498	DSW, Inc., Class A†	9,342
972	Entravision Communications Corp., Class A†	7,611
70	Ethan Allen Interiors, Inc.(a)	1,995
200	FGX International Holdings, Ltd.†	2,370
1,965	Fleetwood Enterprises, Inc.†	11,751
1,343	Fossil, Inc.†	56,379
405	Gaiam, Inc., Class A†	12,020
80	Gander Mountain Co.†(a)	394
550	Gaylord Entertainment Co.†	22,258
7,053	Gemstar-TV Guide International, Inc.†	33,572
590	Genesco, Inc.†	22,302
370	G-III Apparel Group, Ltd.†	5,465
528	Global Sources, Ltd.†	14,900
22,475	GSI Commerce, Inc.†	438,262
11,010	Gymboree Corp.†	335,365
895	Harris Interactive, Inc.†	3,813
3,080	Hayes Lemmerz International, Inc.†	14,076
194	Heelys, Inc.†(a)	1,350
80	hhgregg, Inc.†	1,101
970	Hibbett Sports, Inc.†	19,381
270	Home Solutions of America, Inc.†(a)	270
680	HOT Topic, Inc.†	3,958
1,564	Iconix Brand Group, Inc.†	30,748
233	Ihop Corp.(a)	8,523
390	Interactive Data Corp.	12,874
1,230	INVESTools, Inc.†	21,820
475	iRobot Corp.†(a)	8,588
48	Isle of Capri Casinos, Inc.†	661
1,205	J. Crew Group, Inc.†(a)	58,093
1,060	Jack in the Box, Inc.†	27,316
768	Jackson Hewitt Tax Service, Inc.	24,384
70	Jo-Ann Stores, Inc.†	916
560	Jos. A. Bank Clothiers, Inc.†(a)	15,932
410	Knology, Inc.†(a)	5,240
1,990	Krispy Kreme Doughnuts, Inc.†(a)	6,288
258	K-Swiss, Inc., Class A	4,670
280	Lakes Entertainment, Inc.†	1,940
790	Lear Corp.†	21,851
25	Libbey, Inc.	396
982	Life Time Fitness, Inc.†(a)	48,786

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Consumer Discretionary (continued)
65	Lifetime Brands, Inc.(a)	$844
95	Lincoln Educational Services Corp.†	1,398
150	Live Nation, Inc.†	2,178
2,790	LKQ Corp.†	58,646
493	Lodgenet Entertainment Corp.†	8,598
320	Lululemon Athletica, Inc.†(a)	15,158
425	Maidenform Brands, Inc.†	5,750
230	Marcus Corp.	3,553
50	Marine Products Corp.	350
815	Martha Stewart Living Omnimedia, Class A†(a)	7,555
1,115	Marvel Entertainment, Inc.†	29,782
970	Matthews International Corp., Class A	45,464
420	McCormick & Schmick’s Seafood Restaurants, Inc.†	5,011
1,668	Men’s Wearhouse, Inc. (The)	45,003
455	Midas, Inc.†	6,670
373	Monarch Casino & Resort, Inc.†	8,982
510	Monro Muffler, Inc.	9,940
18,875	Morgans Hotel Group Co.†	363,910
380	Morningstar, Inc.†	29,545
130	Morton’s Restaurant Group, Inc.†	1,213
625	MTR Gaming Group, Inc.†	4,244
17,831	National CineMedia, Inc.	449,520
355	Nautilus, Inc.(a)	1,722
1,445	NetFlix, Inc.†(a)	38,466
6,190	New Oriental Education & Technology Group ADR†	498,852
665	New York & Co., Inc.†	4,243
1,290	NexCen Brands, Inc.†	6,244
90	Nexstar Broadcasting Group, Inc., Class A†	823
360	Noble International, Ltd.	5,872
640	Orbitz Worldwide, Inc.†	5,440
510	Overstock.com, Inc.†	7,920
790	P.F. Chang’s China Bistro, Inc.†	18,044
1,755	Pacific Sunwear of California, Inc.†	24,763
410	Papa John’s International, Inc.†	9,307
419	Peet’s Coffee & Tea, Inc.†	12,180
215	PEP Boys-Manny Moe & Jack	2,468
655	PetMed Express, Inc.†	7,926
18,187	Pinnacle Entertainment, Inc.†	428,486
932	Polaris Industries, Inc.(a)	44,522
900	Premier Exhibitions, Inc.†	9,846
281	Pre-Paid Legal Services, Inc.†	15,553
6,416	Priceline.com, Inc.†(a)	736,942
1,175	Quiksilver, Inc.†	10,082
950	Raser Technologies, Inc.†	14,107
513	Red Robin Gourmet Burgers, Inc.†	16,411
843	Retail Ventures, Inc.†	4,291
170	Riviera Holdings Corp.†	5,236
1,342	Ruby Tuesday, Inc.	13,084
585	Ruth’s Chris Steak House, Inc.†(a)	5,230
2,880	Sally Beauty Holdings, Inc.†	26,064
184	Sauer-Danfoss, Inc.	4,609
950	Sealy Corp.(a)	10,630
1,439	Select Comfort Corp.†	10,087
75	Shoe Carnival, Inc.†	1,058
1,080	Shuffle Master, Inc.†(a)	12,949
455	Shutterfly, Inc.†	11,657
715	Sinclair Broadcast Group, Inc., Class A	5,870
630	Skechers U.S.A., Inc., Class A†	12,291
915	Smith & Wesson Holding Corp.†(a)	5,581
2,060	Sonic Corp.†	45,114
2,039	Sotheby’s	77,686
200	Source Interlink Cos., Inc.†	576
630	Spanish Broadcasting System, Inc., Class A†	1,166
990	Spartan Motors, Inc.(a)	7,564
500	Stamps.com, Inc.†	6,090
115	Stein Mart, Inc.	545
400	Steiner Leisure, Ltd.†	17,664
310	Steven Madden, Ltd.†	6,200
5,088	Strayer Education, Inc.	867,911
690	Sturm Ruger & Co., Inc.†	5,713
1,099	Sun-Times Media Group, Inc., Class A†	2,418
1,630	Syntax-Brillian Corp.†(a)	5,020
190	Systemax, Inc.(a)	3,861
2,555	Tempur-Pedic International, Inc.(a)	66,353
325	Tenneco, Inc.†	8,473
1,615	Texas Roadhouse, Inc., Class A†	17,862
530	Timberland Co., Class A†	9,582
2,997	Tivo, Inc.†(a)	24,995
460	Town Sports International Holdings, Inc.†	4,398
1,932	Triarc Cos., Inc., Class B	16,924
425	True Religion Apparel, Inc.†	9,074
939	Tupperware Brands Corp.	31,015
950	Tween Brands, Inc.†(a)	25,156
200	Ulta Salon Cosmetics & Fragrance, Inc.†	3,430
770	Under Armour, Inc., Class A†(a)	33,626
440	Universal Electronics, Inc.†	14,714
725	Universal Technical Institute, Inc.†	12,325
970	Vail Resorts, Inc.†	52,196
715	Valassis Communications, Inc.†	8,358
40	Value Line, Inc.	1,610
795	Valuevision Media, Inc., Class A†	5,001
2,050	Visteon Corp.†	8,999
450	Volcom, Inc.†	9,914
738	Warnaco Group, Inc. (The)†	25,682
1,940	Westwood One, Inc.	3,861
2,595	Wet Seal, Inc. (The), Class A†	6,046
900	Winnebago Industries(a)	18,918
1,250	WMS Industries, Inc.†	45,800
900	Wolverine World Wide, Inc.	22,068
695	World Wrestling Entertainment, Inc., Class A	10,258

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Consumer Discretionary (continued)
530	Zumiez, Inc.†(a)	$12,911

		9,569,023

Consumer Staples — 0.9%
110	Alico, Inc.	4,015
2,940	Alliance One International, Inc.†	11,966
200	American Dairy, Inc.†(a)	2,590
1,644	American Oriental Bioengineering, Inc.†	18,215
40	Arden Group, Inc., Class A	6,188
240	Boston Beer Co., Inc., Class A†	9,036
30	Cal-Maine Foods, Inc.(a)	796
928	Central European Distribution Corp.†	53,898
470	Chattem, Inc.†	35,504
185	Coca Cola Bottling Co. Consolidated	10,893
2,485	Darling International, Inc.†	28,727
993	Flowers Foods, Inc.	23,246
247	Great Atlantic & Pacific Tea Co.†	7,738
530	Green Mountain Coffee Roasters, Inc.†(a)	21,571
330	Ingles Markets, Inc., Class A	8,379
225	Inter Parfums, Inc.	4,043
290	J&J Snack Foods Corp.	9,071
795	Jones Soda Co.†(a)	5,915
630	Lancaster Colony Corp.	25,011
265	Lance, Inc.	5,411
965	Longs Drug Stores Corp.	45,355
475	Mannatech, Inc.(a)	3,002
50	Maui Land & Pineapple Co., Inc.†	1,455
15	MGP Ingredients, Inc.	141
190	Nash Finch Co.	6,703
312	National Beverage Corp.	2,508
1,025	Nu Skin Enterprises, Inc., Class A	16,841
285	Pantry, Inc. (The)†	7,447
130	PriceSmart, Inc.	3,908
220	Ralcorp Holdings, Inc.†	13,374
303	Reddy Ice Holdings, Inc.(a)	7,669
320	Sanderson Farms, Inc.	10,810
1	Seaboard Corp.	1,470
235	Spartan Stores, Inc.	5,370
130	Synutra International, Inc.†(a)	3,926
10	Tiens Biotech Group USA, Inc.†	23
261	Tootsie Roll Industries, Inc.(a)	7,157
1,320	United Natural Foods, Inc.†	41,870
260	USANA Health Sciences, Inc.†(a)	9,641
603	Vector Group, Ltd.(a)	12,096
210	WD-40 Co.	7,974
55	Winn-Dixie Stores, Inc.†	928

		501,881

Energy — 7.2%
400	Alon USA Energy, Inc.	10,872
2,015	Alpha Natural Resources, Inc.†	65,447
280	APCO Argentina, Inc.(a)	7,706
200	Approach Resources, Inc.†	2,572
14,386	Arena Resources, Inc.†	600,040
410	Arlington Tankers, Ltd.	9,073
705	Atlas America, Inc.	41,722
10,655	ATP Oil & Gas Corp.†	538,504
845	Atwood Oceanics, Inc.†	84,703
565	Aventine Renewable Energy Holdings, Inc.†(a)	7,209
915	Basic Energy Services, Inc.†	20,084
490	Berry Petroleum Co., Class A	21,780
750	Bill Barret Corp.†(a)	31,403
485	Bois d’Arc Energy, Inc.†	9,627
1,590	BPZ Resources, Inc.†(a)	17,776
686	Cal Dive International, Inc.†	9,083
630	CARBO Ceramics, Inc.(a)	23,436
750	Carrizo Oil & Gas, Inc.†	41,062
300	Clean Energy Fuels Corp.†	4,542
1,315	Complete Production Services, Inc.†	23,631
1,010	Comstock Resources, Inc.†	34,340
570	Concho Resources, Inc.†	11,748
410	Contango Oil & Gas Co.†	20,865
1,138	Crosstex Energy, Inc.	42,379
500	CVR Energy, Inc.†	12,470
220	Dawson Geophysical Co.†	15,721
205	Delek US Holdings, Inc.	4,147
2,025	Delta Petroleum Corp.†(a)	38,171
650	Double Hull Tankers, Inc.(a)	7,956
16,585	Dresser-Rand Group, Inc.†	647,644
820	Dril-Quip, Inc.†	45,641
515	ENGlobal Corp.†(a)	5,850
905	Evergreen Energy, Inc.†(a)	2,018
1,090	FX Energy, Inc.†(a)	6,191
992	GeoGlobal Resources, Inc.†(a)	4,910
210	Geokinetics, Inc.†	4,085
355	GMX Resources, Inc.†(a)	11,459
240	Golar LNG, Ltd.	5,309
475	Goodrich Petroleum Corp.†	10,745
444	Grey Wolf, Inc.†	2,367
300	Gulf Island Fabrication, Inc.	9,513
605	Gulfport Energy Corp.†	11,047
2,560	Hercules Offshore, Inc.†	60,877
2,105	International Coal Group, Inc.†(a)	11,283
2,185	ION Geophysical Corp.†	34,479
500	Knightsbridge Tankers, Ltd.(a)	12,075
470	Lufkin Industries, Inc.	26,926
1,437	Mariner Energy, Inc.†	32,879
200	Markwest Hydrocarbon, Inc.	12,530
820	Matrix Service Co.†	17,892
435	McMoRan Exploration Co.†(a)	5,694
540	NATCO Group, Inc., Class A†	29,241
2,386	Newpark Resources, Inc.†	13,004
960	Nova Biosource Fuels, Inc.†(a)	2,784
130	OYO Geospace Corp.†	9,797

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Energy (continued)
709	Pacific Ethanol, Inc.†(a)	$5,821
22,750	Parallel Petroleum Corp.†	401,083
2,740	Parker Drilling Co.†	20,687
530	Penn Virginia Corp.	23,124
2,695	Petrohawk Energy Corp.†	46,650
68	Petroleum Development Corp.†	4,021
1,275	Petroquest Energy, Inc.†	18,233
220	PHI, Inc.†	6,824
5,009	Rentech, Inc.†	9,066
140	Rex Energy Corp.†	1,670
840	Rosetta Resources, Inc.†	16,657
992	RPC, Inc.(a)	11,616
970	Ship Finance International, Ltd.(a)	26,879
855	Sulphco, Inc.†(a)	4,463
190	Superior Offshore International, Inc.†	954
353	Superior Well Services, Inc.†	7,491
14,205	T-3 Energy Services, Inc.†	667,777
1,030	TXCO Resources, Inc.†(a)	12,422
750	Uranium Resources, Inc.†	9,360
217	US BioEnergy Corp.†(a)	2,541
435	Venoco, Inc.†	8,670
885	VeraSun Energy Corp.†(a)	13,523
1,250	Verenium Corp.†(a)	6,238
1,700	Warren Resources, Inc.†	24,021
945	W-H Energy Services, Inc.†	53,118
900	Willbros Group, Inc.†(a)	34,461
670	World Fuel Services Corp.	19,450

		4,251,129

Financials — 5.7%
64	Abington Bancorp, Inc.	602
991	Acadia Realty Trust(a)	25,380
1,885	Advance America Cash Advance Centers, Inc.	19,152
550	Advanta Corp., Class B	4,438
1,535	Affiliated Managers Group, Inc.†(a)	180,301
510	Aldabra 2 Acquisition Corp.†	4,967
62	Alexander’s, Inc.†	21,902
462	Alexandria Real Estate Equities, Inc.	46,972
510	Alternative Asset Management Acquisition Corp.†	4,666
600	Amtrust Financial Services, Inc.	8,262
480	Associated Estates Realty Corp.	4,531
230	Asta Funding, Inc.(a)	6,081
300	Bank of the Ozarks, Inc.	7,860
100	Beneficial Mutual Bancorp, Inc.†	972
90	BlackRock Kelso Capital Corp.	1,375
41	Calamos Asset Management, Inc., Class A	1,221
65	Cascade Bancorp	905
870	Cash America International, Inc.	28,101
860	Centerline Holding Co.(a)	6,553
250	Chimera Investment Corp.	4,470
70	Citizens, Inc.†(a)	387
45	City Bank	1,009
60	Clayton Holdings, Inc.†	310
288	CoBiz Financial, Inc.	4,283
542	Cohen & Steers, Inc.(a)	16,244
376	CompuCredit Corp.†(a)	3,752
180	Consolidated-Tomoka Land Co.(a)	11,282
124	Corporate Office Properties Trust	3,906
1,250	Cousins Properties, Inc.(a)	27,625
157	Credit Acceptance Corp.†	3,245
155	Darwin Professional Underwriters, Inc.†	3,746
1,639	Digital Realty Trust, Inc.(a)	62,888
490	Dollar Financial Corp.†	15,038
450	DuPont Fabros Technology, Inc.(a)	8,820
599	EastGroup Properties, Inc.	25,068
18,401	eHealth, Inc.†	590,856
70	Encore Capital Group, Inc.†	678
220	Enstar Group, Ltd.†	26,932
225	Enterprise Financial Services Corp.(a)	5,357
260	Epoch Holding Corp.	3,900
627	Equity Lifestyle Properties, Inc.	28,635
20	Evercore Partners, Inc., Class A	431
1,131	EZCORP, Inc., Class A†	12,769
270	FBR Capital Markets Corp.†	2,587
10,838	FCStone Group, Inc.†	498,873
1,915	FelCor Lodging Trust, Inc.	29,855
70	First Busey Corp.(a)	1,390
805	First Cash Financial Services, Inc.†	11,817
40	First Financial Bankshares, Inc.(a)	1,506
850	First Industrial Realty Trust, Inc.(a)	29,410
206	First Mercury Financial Corp.†	5,026
260	First South Bancorp, Inc.(a)	5,769
75	Frontier Financial Corp.(a)	1,393
50	GAMCO Investors, Inc., Class A	3,460
530	Getty Realty Corp.	14,140
5,275	GFI Group, Inc.†	504,923
1,143	Glimcher Realty Trust(a)	16,333
590	Greenhill & Co., Inc.(a)	39,223
30	Greenlight Capital RE, Ltd., Class A†	624
480	Grubb & Ellis Co.	3,077
50	Harleysville National Corp.	728
700	Heckmann Corp.†	5,145
700	Hicks Acquisition Co., I Inc.†	6,433
1,240	Highwoods Properties, Inc.	36,431
70	Hilb, Rogal & Hobbs Co.	2,840
792	Home Properties, Inc.(a)	35,521
325	Inland Real Estate Corp.(a)	4,602
550	Interactive Brokers Group, Inc., Class A†	17,776
405	JER Investors Trust, Inc.(a)	4,362
50	KBW, Inc.†	1,280
140	K-Fed Bancorp	1,413
40	Kite Realty Group Trust	611
1,310	Knight Capital Group, Inc., Class A†	18,864

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Financials (continued)
3,010	Ladenburg Thalmann Financial Services, Inc.†	$6,381
500	Maguire Properties, Inc.(a)	14,735
950	MarketAxess Holdings, Inc.†	12,188
786	Mid-America Apartment Communities, Inc.	33,602
783	National Financial Partners Corp.	35,713
50	National Health Investors, Inc.	1,395
40	National Interstate Corp.	1,324
2,440	Nationwide Health Properties, Inc.	76,543
40	Nelnet, Inc., Class A	508
1,665	NewAlliance Bancshares, Inc.	19,181
204	NewStar Financial, Inc.†	1,689
50	Northfield Bancorp, Inc.†	541
500	NRDC Acquisition Corp.†	4,585
2,065	Omega Healthcare Investors, Inc.	33,143
1,340	optionsXpress Holdings, Inc.	45,319
165	Oritani Financial Corp.†	2,030
447	PennantPark Investment Corp.	4,479
423	Penson Worldwide, Inc.†	6,070
262	Pinnacle Financial Partners, Inc.†	6,660
493	Portfolio Recovery Associates, Inc.(a)	19,557
230	Post Properties, Inc.	8,078
45	Preferred Bank	1,171
260	Primus Guaranty, Ltd.†(a)	1,823
365	PrivateBancorp, Inc.(a)	11,917
490	PS Business Parks, Inc.	25,750
50	Pzena Investment Management, Inc., Class A	570
190	QC Holdings, Inc.(a)	2,138
196	Quadra Realty Trust, Inc.	1,576
370	Ramco-Gershenson Properties Trust	7,907
330	Saul Centers, Inc.	17,632
230	Sierra Bancorp.(a)	5,725
870	Signature Bank†	29,362
31	Southside Bancshares, Inc.	629
466	Stifel Financial Corp.†(a)	24,498
257	Suffolk Bancorp(a)	7,892
490	Sun Communities, Inc.	10,324
545	Superior Bancorp†(a)	2,927
197	SVB Financial Group†	9,929
80	SWS Group, Inc.	1,014
970	Tanger Factory Outlet Centers, Inc.(a)	36,579
340	Tejon Ranch Co.†	13,889
85	Texas Capital Bancshares, Inc.†	1,551
730	Thomas Properties Group, Inc.	7,869
614	Tower Group, Inc.	20,508
890	TradeStation Group, Inc.†	12,647
600	Triplecrown Acquisition Corp.†	5,484
2,312	Trustco Bank Corp.(a)	22,935
360	U.S. Global Investors, Inc., Class A(a)	5,998
75	United Bankshares, Inc.	2,102
245	United Security Bancshares(a)	3,744
120	Universal Health Realty Income Trust	4,253
50	Validus Holdings, Ltd.†	1,299
453	Virginia Commerce Bancorp, Inc.†(a)	5,314
300	W.P. Stewart & Co., Ltd.(a)	1,533
2,164	Waddell & Reed Financial, Inc., Class A	78,099
1,390	Washington Real Estate Investment Trust	43,660
25	Wauwatosa Holdings, Inc.†(a)	320
248	Westamerica Bancorp.(a)	11,048
285	Western Alliance Bancorp†(a)	5,349
65	Wilshire Bancorp, Inc.	510
545	World Acceptance Corp.†	14,704

		3,337,184

Health Care — 19.4%
8,983	Abaxis, Inc.†	322,130
890	Abiomed, Inc.†	13,831
946	Acadia Pharmaceuticals, Inc.†(a)	10,472
499	Accuray, Inc.†	7,595
760	Acorda Therapeutics, Inc.†	16,690
1,096	Adams Respiratory Therapeutics, Inc.†	65,475
127	Affymax, Inc.†	2,840
2,109	Affymetrix, Inc.†(a)	48,802
325	Air Methods Corp.†	16,143
1,687	Akorn, Inc.†	12,383
295	Albany Molecular Research, Inc.†	4,242
9,377	Alexion Pharmaceuticals, Inc.†	703,556
620	Alexza Pharmaceuticals, Inc.†	5,016
1,825	Align Technology, Inc.†	30,441
3,094	Alkermes, Inc.†	48,235
460	Alliance Imaging, Inc.†	4,425
1,280	Allos Therapeutics, Inc.†	8,051
1,700	Allscripts Healthcare Solutions, Inc.†(a)	33,014
1,000	Alnylam Pharmaceuticals, Inc.†(a)	29,080
645	Altus Pharmaceuticals, Inc.†(a)	3,341
10,672	AMAG Pharmaceuticals, Inc.†	641,707
750	Amedisys, Inc.†	36,406
360	American Dental Partners, Inc.†	3,611
2,215	American Medical Systems Holdings, Inc.†(a)	32,029
130	Amicus Therapeutics, Inc.†(a)	1,398
1,070	AMN Healthcare Services, Inc.†	18,372
289	Angiodynamics, Inc.†	5,503
216	Animal Health International, Inc.†	2,657
549	Apria Healthcare Group, Inc.†	11,842
1,214	Ariad Pharmaceuticals, Inc.†	5,159
1,190	Arqule, Inc.†	6,902
1,445	Array Biopharma, Inc.†	12,167
845	Arthrocare Corp.†(a)	40,602
475	Aspect Medical Systems, Inc.†	6,650
530	Assisted Living Concepts, Inc., Class A†	3,975
150	Athenahealth, Inc.†	5,400
965	Auxilium Pharmaceuticals, Inc.†	28,940

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Health Care (continued)
820	Beijing Med-Pharm Corp.†(a)	$9,004
300	Bentley Pharmaceuticals, Inc.†	4,527
150	Biodel, Inc.†	3,484
300	BioForm Medical, Inc.†	2,049
2,945	BioMarin Pharmaceuticals, Inc.†(a)	104,253
330	BioMimetic Therapeutics, Inc.†	5,732
1,190	Bionovo, Inc.†(a)	2,035
345	Bio-Reference Labs, Inc.†	11,275
110	Bradley Pharmaceuticals, Inc.†	2,167
2,000	Bruker BioSciences Corp.†	26,600
490	Cadence Pharmaceuticals, Inc.†	7,281
180	Capital Senior Living Corp.†	1,787
300	Caraco Pharmaceutical Laboratories, Ltd.†	5,145
2,245	Cell Genesys, Inc.†(a)	5,164
935	Centene Corp.†	25,656
1,700	Cepheid, Inc.†	44,795
690	Chemed Corp.	38,557
195	Computer Programs & Systems, Inc.	4,434
35,507	Conceptus, Inc.†	683,155
235	Corvel Corp.†	5,410
75	Cross Country Healthcare, Inc.†	1,068
750	CryoLife, Inc.†	5,962
1,705	Cubist Pharmaceuticals, Inc.†	34,970
415	Cutera, Inc.†	6,516
1,828	CV Therapeutics, Inc.†	16,543
675	Cyberonics, Inc.†(a)	8,883
12,320	Cynosure, Inc., Class A†	325,987
1,135	Cypress Bioscience, Inc.†	12,519
730	Cytokinetics, Inc.†	3,453
2,670	CytRx Corp.†(a)	7,583
2,565	Dendreon Corp.†(a)	15,954
585	Dionex Corp.†	48,473
2,600	Discovery Laboratories, Inc.†	5,590
2,130	Durect Corp.†	13,696
1,405	Eclipsys Corp.†	35,561
290	Emergency Medical Services Corp., Class A†(a)	8,491
202	Emeritus Corp.†	5,080
1,850	Encysive Pharmaceuticals, Inc.†(a)	1,572
100	Ensign Group, Inc. (The)	1,440
947	Enzo Biochem, Inc.†	12,065
1,160	Enzon Pharmaceuticals, Inc.†(a)	11,055
1,200	eResearch Technology, Inc.†	14,184
1,523	ev3, Inc.†	19,357
2,973	Exelixis, Inc.†	25,657
415	Genomic Health, Inc.†(a)	9,396
150	Genoptix, Inc.†(a)	4,605
260	Gentiva Health Services, Inc.†	4,950
2,040	GenVec, Inc.†	2,999
2,240	Geron Corp.†(a)	12,723
597	Greatbatch, Inc.†	11,934
513	GTx, Inc.†(a)	7,362
760	Haemonetics Corp.†	47,895
1,980	Halozyme Therapeutics, Inc.†	14,078
12,500	Hansen Medical, Inc.†(a)	374,250
955	HealthExtras, Inc.†	24,906
920	Healthspring, Inc.†	17,526
1,086	Healthways, Inc.†	63,466
650	HMS Holdings Corp.†	21,586
3,559	Hologic, Inc.†(a)	244,290
4,128	Human Genome Sciences, Inc.†	43,096
938	Hythiam, Inc.†(a)	2,748
270	ICU Medical, Inc.†(a)	9,723
760	Idenix Pharmaceuticals, Inc.†	2,052
625	I-Flow Corp.†	9,862
12,342	Illumina, Inc.†(a)	731,387
2,123	Immucor, Inc.†	72,161
1,530	Immunomedics, Inc.†	3,550
1,536	Incyte Corp.†	15,437
41,090	Indevus Pharmaceuticals, Inc.†	285,576
190	Insulet Corp.†	4,461
558	Integra LifeSciences Holdings Corp.†(a)	23,397
793	InterMune, Inc.†(a)	10,571
960	inVentiv Health, Inc.†	29,722
608	Inverness Medical Innovations, Inc.†	34,157
13,618	IRIS International, Inc.†	267,185
1,304	Isis Pharmaceuticals, Inc.†(a)	20,538
1,300	Javelin Pharmaceuticals, Inc.†(a)	4,862
160	Jazz Pharmaceuticals, Inc.†(a)	2,352
390	Kendle International, Inc.†	19,079
270	Kensey Nash Corp.†	8,078
32,443	Keryx Biopharmaceuticals, Inc.†(a)	272,521
1,300	Kosan Biosciences, Inc.†	4,680
1,088	KV Pharmaceutical Co., Class A†	31,052
150	Landauer, Inc.	7,777
615	LCA-Vision, Inc.	12,282
447	LHC Group, Inc.†	11,166
19,170	Lifecell Corp.†(a)	826,419
2,770	Ligand Pharmaceuticals, Inc., Class B	13,379
1,095	Luminex Corp.†	17,783
190	Magellan Health Services, Inc.†	8,860
150	MAP Pharmaceuticals, Inc.†	2,626
370	Masimo Corp.†	14,596
526	Matria Healthcare, Inc.†	12,503
3,875	Medarex, Inc.†	40,378
100	Medcath Corp.†	2,456
355	Medical Action Industries, Inc.†	7,402
1,595	Medicines Co. (The)†	30,560
1,725	Medicis Pharmaceutical Corp., Class A(a)	44,798
660	Medivation, Inc.†(a)	9,504
1,039	Mentor Corp.(a)	40,625
1,227	Meridian Bioscience, Inc.	36,908
110	Merit Medical Systems, Inc.†	1,529
440	Metabolix, Inc.†	10,472
2,455	MGI Pharma, Inc.†	99,501

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Health Care (continued)
460	Micrus Endovascular Corp.†	$9,053
1,450	Minrad International, Inc.†	4,712
138	Molecular Insight Pharmaceuticals, Inc.†(a)	1,250
316	Momenta Pharmaceuticals, Inc.†(a)	2,256
260	MWI Veterinary Supply, Inc.†	10,400
1,333	Myriad Genetics, Inc.†	61,878
790	Nabi Biopharmaceuticals†(a)	2,852
200	Nanosphere, Inc.†	2,798
779	Nastech Pharmaceutical Co., Inc.†(a)	2,960
140	National Healthcare Corp.	7,238
665	Natus Medical, Inc.†	12,868
2,820	Nektar Therapeutics†	18,922
615	Neurocrine Biosciences, Inc.†	2,792
970	Neurogen Corp.†	3,346
650	Nighthawk Radiology Holdings, Inc.†	13,682
600	Northstar Neuroscience, Inc.†	5,580
200	Novacea, Inc.†	596
764	Noven Pharmaceuticals, Inc.†	10,604
1,065	NuVasive, Inc.†	42,089
615	NxStage Medical, Inc.†(a)	9,330
24,285	Obagi Medical Products, Inc.†	444,173
65	Odyssey HealthCare, Inc.†	719
1,033	Omnicell, Inc.†	27,819
420	Omrix Biopharmaceuticals, Inc.†	14,591
1,682	Onyx Pharmaceuticals, Inc.†	93,553
1,420	OraSure Technologies, Inc.†	12,624
190	Orexigen Therapeutics, Inc.†(a)	2,708
300	Orthofix International NV†	17,391
1,780	OSI Pharmaceuticals, Inc.†(a)	86,348
416	Osiris Therapeutics, Inc.†(a)	5,000
220	Owens & Minor, Inc.	9,335
1,100	Pain Therapeutics, Inc.†(a)	11,660
560	Palomar Medical Technologies, Inc.†	8,579
990	Par Pharmaceutical Cos., Inc.†	23,760
860	Parexel International Corp.†	41,538
715	Penwest Pharmaceuticals Co.†	4,183
1,245	Perrigo Co.	43,587
280	PharmaNet Development Group, Inc.†	10,979
225	PharMerica Corp.†	3,123
805	Pharmion Corp.†(a)	50,602
1,265	Phase Forward, Inc.†	27,514
710	Poniard Pharmaceuticals, Inc.†	3,131
775	Pozen, Inc.†(a)	9,300
785	Progenics Pharmaceuticals, Inc.†	14,185
65	Protalix BioTherapeutics, Inc.†	221
270	Providence Service Corp.†	7,598
2,065	PSS World Medical, Inc.†	40,412
28,346	Psychiatric Solutions, Inc.†	921,245
880	Quidel Corp.†	17,134
400	Radiation Therapy Services, Inc.†	12,364
910	Regeneration Technologies, Inc.†	7,899
1,955	Regeneron Pharmaceuticals, Inc.†	47,213
800	Rigel Pharmaceuticals, Inc.†	20,312
1,285	Salix Pharmaceuticals, Ltd.†(a)	10,126
1,555	Santarus, Inc.†	4,276
1,630	Savient Pharmaceuticals, Inc.†	37,441
915	Sciele Pharma, Inc.†	18,712
1,495	Seattle Genetics, Inc.†	17,043
925	Senomyx, Inc.†	6,928
519	Sirona Dental Systems, Inc.†(a)	17,376
170	Sirtris Pharmaceuticals, Inc.†(a)	2,327
370	Skilled Healthcare Group, Inc., Class A†	5,413
305	Somaxon Pharmaceuticals, Inc.†	1,589
810	Sonic Innovations, Inc.†	6,253
516	SonoSite, Inc.†(a)	17,374
950	Spectranetics Corp.†	14,563
800	Stereotaxis, Inc.†(a)	9,776
920	STERIS Corp.	26,533
110	Sucampo Pharmaceuticals, Inc., Class A†	2,017
1,322	Sun Healthcare Group, Inc.†	22,699
1,170	Sunrise Senior Living, Inc.†(a)	35,896
1,640	SuperGen, Inc.†	5,986
470	SurModics, Inc.†	25,507
95	Symmetry Medical, Inc.†	1,656
151	Synta Pharmaceuticals Corp.†(a)	1,012
1,500	Telik, Inc.†(a)	5,205
1,010	Tercica, Inc.†	6,848
17,990	Theravance, Inc.†	350,805
1,635	Thoratec Corp.†	29,741
315	TomoTherapy, Inc.†	6,161
7,760	Trans1, Inc.†(a)	127,807
1,386	Trizetto Group, Inc.†	24,075
260	Trubion Pharmaceuticals, Inc.†(a)	2,600
644	United Therapeutics Corp.†(a)	62,887
280	Universal American Corp.†	7,165
2,918	Valeant Pharmaceuticals International†	34,928
810	Vanda Pharmaceuticals, Inc.†	5,573
555	Varian, Inc.†	36,241
831	Ventana Medical Systems, Inc.†	72,488
1,895	Viropharma, Inc.†	15,046
100	Virtual Radiologic Corp.†	2,028
470	Visicu, Inc.†	5,579
495	Vital Images, Inc.†	8,945
305	Vital Signs, Inc.	15,592
1,790	Vivus, Inc.†	9,272
730	Volcano Corp.†	9,132
1,015	West Pharmaceutical Services, Inc.	41,199
1,035	Wright Medical Group, Inc.†	30,191
670	XenoPort, Inc.†	37,440
3,480	XOMA, Ltd.†(a)	11,797
470	Zoll Medical Corp.†	12,558
1,195	Zymogenetics, Inc.†	13,946

		11,446,746

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Industrials — 16.8%
540	3D Systems Corp.†	$8,338
365	A.S.V., Inc.†	5,055
427	AAON, Inc.	8,463
12,097	AAR Corp.†	460,049
100	ABM Industries, Inc.	2,039
435	ACCO Brands Corp.†	6,977
1,478	Actuant Corp., Class A	50,267
957	Acuity Brands, Inc.	43,065
726	Administaff, Inc.	20,531
10,985	Advisory Board Co. (The)†	705,127
1,020	Aecom Technology Corp.†	29,141
9,840	Aegean Marine Petroleum Network, Inc.	377,758
210	Aerovironment, Inc.†	5,082
2,815	Airtran Holdings, Inc.†	20,155
160	Allegiant Travel Co.†	5,142
352	Altra Holdings, Inc.†	5,854
1,677	American Commercial Lines, Inc.†(a)	27,234
465	American Ecology Corp.	10,918
300	American Railcar Industries, Inc.	5,775
910	American Reprographics Co.†	14,997
290	American Science & Engineering, Inc.(a)	16,458
1,250	American Superconductor Corp.†(a)	34,175
30	Ameron International Corp.	2,765
20	Ampco-Pittsburgh Corp.	763
20	Amrep Corp.(a)	611
885	Apogee Enterprises, Inc.	15,142
225	Applied Industrial Technologies, Inc.	6,530
155	Argon ST, Inc.†	2,877
1,040	Arrowhead Research Corp.†(a)	3,931
580	Astec Industries, Inc.†	21,570
360	AZZ, Inc.	10,206
373	Badger Meter, Inc.	16,766
220	Baker (Michael) Corp.†	9,042
1,415	Baldor Electric Co.	47,629
1,295	Barnes Group, Inc.	43,240
155	Barrett Business Services, Inc.	2,792
9,275	BE Aerospace, Inc.†(a)	490,648
1,235	Beacon Roofing Supply, Inc.†(a)	10,399
1,390	Belden, Inc.	61,855
1,157	Bucyrus International, Inc., Class A	114,994
30	Builders FirstSource, Inc.†(a)	217
70	Cascade Corp.	3,252
402	CBIZ, Inc.†	3,944
80	CDI Corp.	1,941
715	Celadon Group, Inc.†	6,549
1,655	Cenveo, Inc.†	28,913
596	Ceradyne, Inc.†	27,970
270	Chart Industries, Inc.†	8,343
50	China Architectural Engineering, Inc.†	433
790	Clarcor, Inc.	29,996
510	Clean Harbors, Inc.†	26,367
255	Coleman Cable, Inc.†	2,410
325	Columbus McKinnon Corp.†	10,602
135	Comfort Systems USA, Inc.	1,725
535	COMSYS IT Partners, Inc.†	8,442
280	Consolidated Graphics, Inc.†	13,390
595	CoStar Group, Inc.†	28,114
230	Courier Corp.	7,592
324	CRA International, Inc.†	15,426
310	Cubic Corp.	12,152
650	Curtiss-Wright Corp.	32,630
865	Diamond Management & Technology Consultants, Inc.	6,289
150	Duff & Phelps Corp., Class A†	2,952
325	Dynamex, Inc.†	8,795
370	Dynamic Materials Corp.	21,793
100	DynCorp International, Inc., Class A†	2,688
390	Eagle Bulk Shipping, Inc.	10,354
1,221	Energy Conversion Devices, Inc.†(a)	41,087
500	EnergySolutions, Inc.†	13,495
795	ESCO Technologies, Inc.†	31,752
160	Esterline Technologies Corp.†	8,280
2,625	Evergreen Solar, Inc.†(a)	45,334
335	Exponent, Inc.†	9,058
130	ExpressJet Holdings, Inc.†	322
145	First Advantage Corp., Class A†	2,388
1,140	Flow International Corp.†	10,625
2,090	Force Protection, Inc.†(a)	9,781
726	Forward Air Corp.	22,629
295	Foster (L.B.) Co., Class A†	15,260
595	Franklin Electric Co., Inc.	22,771
25	FreightCar America, Inc.	875
25,750	FTI Consulting, Inc.†	1,587,230
530	Fuel Tech, Inc.†(a)	12,004
2,040	FuelCell Energy, Inc.†	20,237
40	Genco Shipping & Trading, Ltd.	2,190
1,725	GenCorp., Inc.†	20,114
618	Genesee & Wyoming, Inc., Class A†	14,937
877	Genlyte Group, Inc.†	83,490
1,550	Geo Group, Inc. (The)†	43,400
380	GeoEye, Inc.†	12,787
945	Goodman Global, Inc.†	23,190
437	Gorman-Rupp Co. (The)	13,634
639	Granite Construction, Inc.	23,119
310	Great Lakes Dredge & Dock Corp.	2,703
550	H&E Equipment Services, Inc.†	10,384
1,275	Healthcare Services Group	27,005
585	Heartland Express, Inc.(a)	8,295
790	Heico Corp.(a)	43,039
520	Heidrick & Struggles International, Inc.	19,297
1,952	Herman Miller, Inc.	63,225
2,904	Hexcel Corp.†	70,509
1,040	Horizon Lines, Inc., Class A(a)	19,386
515	Houston Wire & Cable Co.	7,282
1,191	HUB Group, Inc., Class A†	31,657
775	Hudson Highland Group, Inc.†	6,518

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Industrials (continued)
170	Hurco Cos., Inc.†	$7,420
9,775	Huron Consulting Group, Inc.†	788,158
140	ICT Group, Inc.†	1,673
970	IHS, Inc., Class A†(a)	58,743
729	II-VI, Inc.†	22,271
39,330	Innerworkings, Inc.†(a)	678,836
385	Innovative Solutions & Support, Inc.†(a)	3,731
255	Insteel Industries, Inc.	2,991
200	Integrated Electrical Services, Inc.†	3,758
1,683	Interface, Inc., Class A	27,467
338	Interline Brands, Inc.†	7,406
982	Ionatron, Inc.†(a)	2,809
752	JetBlue Airways Corp.†(a)	4,437
20	Kadant, Inc.†	593
250	Kaman Corp.	9,203
719	Kaydon Corp.(a)	39,214
154	Kelly Services, Inc., Class A	2,874
779	Kenexa Corp.†	15,128
785	Kforce, Inc.†	7,654
415	Kimball International, Inc., Class B	5,686
1,755	Knight Transportation, Inc.(a)	25,992
1,525	Knoll, Inc.	25,056
1,200	Korn/Ferry International†	22,584
13,129	Ladish Co., Inc.†	567,042
427	Layne Christensen Co.†	21,013
345	LECG Corp.†	5,196
140	Lindsay Corp.(a)	9,897
380	M&F Worldwide Corp.†	20,463
780	McGrath Rentcorp.	20,085
705	Medis Technologies, Ltd.†(a)	10,878
420	Middleby Corp.†	32,180
750	Midwest Air Group, Inc.†	11,100
80	Miller Industries, Inc.†	1,095
330	Mine Safety Appliances Co.	17,117
880	Mobile Mini, Inc.†	16,315
290	Moog, Inc., Class A†	13,285
75	MTC Technologies, Inc.†	1,762
225	Multi-Color Corp.	6,181
1,010	Navigant Consulting, Inc.†	13,807
93	NCI Building Systems, Inc.†	2,677
794	Nordson Corp.	46,020
365	Nuco2, Inc.†	9,089
1,260	Odyssey Marine Exploration, Inc.†(a)	7,799
850	Old Dominion Freight Line, Inc.†	19,644
223	On Assignment, Inc.†	1,563
1,545	Orbital Sciences Corp.†	37,883
6,200	Orion Energy Systems, Inc.†	115,692
335	Pacer International, Inc.	4,891
365	PeopleSupport, Inc.†	4,993
630	Perini Corp.†	26,095
90	PGT, Inc.†	428
415	Pike Electric Corp.†	6,955
560	Pinnacle Airlines Corp.†(a)	8,540
170	Polypore International, Inc.†	2,975
170	Powell Industries, Inc.†	7,492
160	Protection One, Inc.†(a)	1,902
490	Raven Industries, Inc.	18,811
653	RBC Bearings, Inc.†	28,379
1,505	Resources Connection, Inc.	27,331
1,305	Rollins, Inc.	25,056
350	RSC Holdings, Inc.†(a)	4,392
50	Saia, Inc.†	665
45	Schawk, Inc.	698
130	School Specialty, Inc.†	4,492
540	Simpson Manufacturing Co., Inc.(a)	14,359
861	Spherion Corp.†	6,268
90	Standard Parking Corp.†	4,364
120	Standard Register Co. (The)	1,399
250	Stanley, Inc.†	8,005
345	Sun Hydraulics, Corp.	8,704
55	TAL International Group, Inc.	1,252
27,390	Taser International, Inc.†(a)	394,142
485	Team, Inc.†	17,741
916	Teledyne Technologies, Inc.†	48,850
1,287	TeleTech Holdings, Inc.†	27,374
274	Tennant Co.	12,135
1,065	Tetra Tech, Inc.†	22,898
150	Textainer Group Holdings, Ltd.	2,180
740	Titan International, Inc.	23,132
292	TransDigm Group, Inc.†	13,190
40	Trex Co., Inc.†(a)	340
5,245	Triumph Group, Inc.	431,926
1,427	Trueblue, Inc.†	20,663
605	TurboChef Technologies, Inc.†(a)	9,982
140	Twin Disc, Inc.	9,908
912	UAP Holding Corp.	35,203
160	Ultrapetrol Bahamas, Ltd.†	2,722
550	United Stationers, Inc.†	25,416
83	Universal Truckload Services, Inc.†	1,590
580	Valmont Industries, Inc.	51,690
595	Vicor Corp.	9,276
1,503	Wabtec Corp.	51,763
1,600	Walter Industries, Inc.	57,488
1,510	Waste Connections, Inc.†	46,659
160	Waste Industries USA, Inc.	5,808
660	Watsco, Inc.	24,262
320	Watson Wyatt Worldwide, Inc., Class A	14,851
930	Woodward Governor Co.	63,194
280	Xerium Technologies, Inc.	1,456

		9,862,680

Information Technology — 26.7%
150	3PAR, Inc.†	1,920
875	Acacia Research-Acacia Technologies†	7,858
1,142	ACI Worldwide, Inc.†(a)	21,744

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Information Technology (continued)
675	Acme Packet, Inc.†	$8,498
1,860	Actuate Corp.†	14,452
932	Adtran, Inc.	19,926
1,170	Advanced Analogic Technologies, Inc.†	13,198
1,095	Advanced Energy Industries, Inc.†	14,323
535	Advent Software, Inc.†	28,944
140	Airvana, Inc.†	760
2,050	AMIS Holdings, Inc.†	20,541
3,218	Amkor Technology, Inc.†(a)	27,450
21,830	ANADIGICS, Inc.†	252,573
25	Anaren, Inc.†	412
790	Anixter International, Inc.†	49,193
520	Ansoft Corp.†	13,442
2,388	Ansys, Inc.†	99,006
831	Applied Micro Circuits Corp.†	7,263
3,825	Arris Group, Inc.†(a)	38,173
3,932	Art Technology Group, Inc.†	16,986
26,869	Aruba Networks, Inc.†	400,617
2,710	Aspen Technology, Inc.†	43,956
1,360	Asyst Technologies, Inc.†	4,434
8,103	Atheros Communications, Inc.†	247,466
916	ATMI, Inc.†	29,541
150	AuthenTec, Inc.†	2,180
5,984	Avanex Corp.†	5,984
350	Bankrate, Inc.†(a)	16,832
430	Benchmark Electronics, Inc.†	7,624
370	BigBand Networks, Inc.†	1,902
1,142	Blackbaud, Inc.	32,022
880	Blackboard, Inc.†	35,420
120	BladeLogic, Inc.†	3,548
854	Blue Coat Systems, Inc.†	28,071
1,400	Brightpoint, Inc.†	21,504
205	Brooks Automation, Inc.†	2,708
594	Cabot Microelectronics Corp.†	21,331
80	CACI International, Inc., Class A†	3,582
215	Cass Information Systems, Inc.	7,183
9,131	Cavium Networks, Inc.†	210,196
1,004	Chordiant Software, Inc.†	8,584
1,517	Cirrus Logic, Inc.†	8,010
4,652	CNET Networks, Inc.†	42,519
1,340	Cogent, Inc.†(a)	14,941
1,075	Cognex Corp.	21,661
320	Coherent, Inc.†	8,022
320	Cohu, Inc.	4,896
15,816	Commvault Systems, Inc.†	334,983
150	Compellent Technologies, Inc.†	1,804
130	comScore, Inc.†	4,242
31,865	Comtech Group, Inc.†	513,345
713	Comtech Telecommunications Corp.†	38,509
6,780	Comverge, Inc.†	213,502
1,165	Concur Technologies, Inc.†	42,185
3,996	Conexant Systems, Inc.†	3,317
11,209	Constant Contact, Inc.†(a)	240,994
215	CPI International, Inc.†	3,676
520	Cray, Inc.†	3,115
560	CSG Systems International, Inc.†	8,243
38,193	Cybersource Corp.†	678,690
756	Cymer, Inc.†	29,431
974	Daktronics, Inc.(a)	21,983
110	Data Domain, Inc.†(a)	2,897
23,860	DealerTrack Holdings, Inc.†	798,594
200	Deltek, Inc.†	3,046
330	Dice Holdings, Inc.†	2,637
105	Digi International, Inc.†	1,490
1,272	Digital River, Inc.†	42,065
915	Diodes, Inc.†	27,514
380	Ditech Networks, Inc.†	1,319
710	DivX, Inc.†	9,940
25,162	Double-Take Software, Inc.†	546,519
45	DSP Group, Inc.†	549
14,251	DTS, Inc.†	364,398
600	Dycom Industries, Inc.†	15,990
350	Eagle Test Systems, Inc.†	4,473
920	Echelon Corp.†	18,989
235	EMS Technologies, Inc.†	7,106
1,555	Emulex Corp.†	25,378
4,270	EnerNOC, Inc.†(a)	209,657
495	Entegris, Inc.†	4,272
1,785	Epicor Software Corp.†	21,027
800	EPIQ Systems, Inc.†	13,928
3,963	Equinix, Inc.†(a)	400,540
1,413	Euronet Worldwide, Inc.†(a)	42,390
665	Exar Corp.†	5,300
70	Excel Technology, Inc.†	1,897
21,226	ExlService Holdings, Inc.†	489,896
200	Extreme Networks†	708
980	FalconStor Software, Inc.†	11,035
510	FARO Technologies, Inc.†	13,862
1,204	FEI Co.†	29,895
8,245	Finisar Corp.†(a)	11,955
4,090	Flir Systems, Inc.†	128,017
1,473	Formfactor, Inc.†	48,756
440	Forrester Research, Inc.†	12,329
3,900	Foundry Networks, Inc.†	68,328
2,128	Gartner, Inc.†	37,368
265	Genesis Microchip, Inc.†	2,271
290	Gevity HR, Inc.	2,230
1,285	Global Cash Access Holdings, Inc.†	7,787
14,600	Globecomm Systems, Inc.†	170,820
220	Glu Mobile, Inc.†	1,148
660	Greenfield Online, Inc.†	9,643
99	Guidance Software, Inc.†	1,380
2,440	Harmonic, Inc.†	25,571
777	Harris Stratex Networks, Inc., Class A†	12,976
505	Heartland Payment Systems, Inc.	13,534
508	Hittite Microwave Corp.†	24,262

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Information Technology (continued)
200	HSW International, Inc.†(a)	$1,246
200	Hughes Communications, Inc.†	10,922
940	Hypercom Corp.†	4,681
1,020	Ibasis, Inc.	5,233
17,515	ICx Technologies, Inc.†	168,494
670	iGate Corp.†	5,675
380	Imergent, Inc.(a)	4,024
300	Infinera Corp.†	4,452
2,695	Informatica Corp.†	48,564
397	Information Services Group, Inc.†	2,719
515	Infospace, Inc.	9,682
330	infoUSA, Inc.	2,947
244	Integral Systems, Inc.	5,675
400	Interactive Intelligence, Inc.†	10,540
1,439	InterDigital, Inc.†(a)	33,572
1,866	Intermec, Inc.†(a)	37,898
1,502	Internap Network Services Corp.†	12,512
150	Internet Brands, Inc., Class A†	1,054
1,193	InterVoice, Inc.†	9,532
1,085	Interwoven, Inc.†	15,429
650	Intevac, Inc.†	9,451
813	Ipass, Inc.†	3,301
310	IPG Photonics Corp.†	6,197
262	Isilon Systems, Inc.†(a)	1,331
12,159	Itron, Inc.†(a)	1,166,899
940	Ixia.†	8,911
460	IXYS Corp.†	3,689
1,520	j2 Global Communications, Inc.†	32,178
2,420	Jack Henry & Associates, Inc.(a)	58,903
240	JDA Software Group, Inc.†	4,910
845	Knot, Inc. (The)†	13,469
1,510	Kulicke & Soffa Industries, Inc.†	10,359
976	L-1 Identity Solutions, Inc.†(a)	17,519
390	Limelight Networks, Inc.†	2,687
1,583	Lionbridge Technologies, Inc.†	5,620
325	Liquidity Services, Inc.†	4,192
210	Littelfuse, Inc.†	6,922
1,130	LivePerson, Inc.†	6,034
575	LoJack Corp.†	9,666
835	LoopNet, Inc.†(a)	11,732
1,910	LTX Corp.†	6,074
1,630	Macrovision Corp.†	29,878
30,185	Magma Design Automation, Inc.†	368,559
679	Manhattan Associates, Inc.†	17,898
103	Mantech International Corp., Class A†	4,513
665	Marchex, Inc., Class B(a)	7,222
1,090	MasTec, Inc.†	11,085
1,384	Mattson Technology, Inc.†	11,847
60	MAXIMUS, Inc.	2,317
175	Measurement Specialties, Inc.†	3,867
1,680	Mentor Graphics Corp.†	18,110
350	Mercadolibre, Inc.†	25,858
1,710	Micrel, Inc.	14,450
1,247	Micros Systems, Inc.†	87,490
2,347	Microsemi Corp.†	51,963
254	MicroStrategy, Inc., Class A†	24,155
1,650	Microtune, Inc.†	10,774
710	Midway Games, Inc.†(a)	1,960
1,327	MIPS Technologies, Inc.†	6,582
85	MKS Instruments, Inc.†	1,627
13,695	Monolithic Power Systems, Inc.†	294,032
230	Monotype Imaging Holdings, Inc.†	3,489
3,205	Move, Inc.†	7,852
305	MPS Group, Inc.†	3,337
340	MTS Systems Corp.	14,508
115	Multi-Fineline Electronix, Inc.†	1,994
375	Ness Technologies, Inc.†	3,461
1,286	Net 1 UEPS Technologies, Inc.†	37,757
210	Netezza Corp.†	2,898
1,067	Netgear, Inc.†	38,060
504	Netlogic Microsystems, Inc.†	16,229
810	Network Equipment Technologies, Inc.†	6,820
100	Neutral Tandem, Inc.†	1,902
1,202	NIC, Inc.	10,145
995	Novatel Wireless, Inc.†	16,119
4,060	Nuance Communications, Inc.†(a)	75,841
10,075	Omniture, Inc.†	335,397
450	Omnivision Technologies, Inc.†	7,042
7,472	ON Semiconductor Corp.†(a)	66,351
3,475	On2 Technologies, Inc.†(a)	3,544
800	Online Resources Corp.†	9,536
1,800	OpenTV Corp., Class A†	2,376
290	Oplink Communications, Inc.†	4,451
573	OpNext, Inc.†	5,071
120	Optium Corp.†	946
26,697	Orbcomm, Inc.†(a)	167,924
215	OSI Systems, Inc.†	5,691
925	Packeteer, Inc.†	5,698
1,615	Parametric Technology Corp.†	28,828
60	PC Connection, Inc.†	681
355	PDF Solutions, Inc.†	3,199
40	Pegasystems, Inc.	477
30,340	Perficient, Inc.†	477,552
235	Pericom Semiconductor Corp.†	4,394
865	Plexus Corp.†	22,715
880	PLX Technology, Inc.†	8,184
6,105	PMC - Sierra, Inc.†	39,927
2,822	Polycom, Inc.†	78,395
1,260	Progress Software Corp.†	42,437
160	PROS Holdings, Inc.†	3,139
300	QAD, Inc.	2,802
530	Quality Systems, Inc.(a)	16,160
1,845	Quest Software, Inc.†	34,022
80	Rackable Systems, Inc.†	800
805	Radiant Systems, Inc.†	13,870
125	Radisys Corp.†	1,675

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Information Technology (continued)
260	Renaissance Learning, Inc.(a)	$3,640
4,964	RF Micro Devices, Inc.†(a)	28,344
555	RightNow Technologies, Inc.†	8,797
255	Rimage Corp.†	6,617
15,361	Riverbed Technology, Inc.†	410,753
870	Rofin-Sinar Technologies, Inc.†	41,856
150	Rubicon Technology, Inc.†	3,562
455	Rudolph Technologies, Inc.†	5,151
2,506	Sapient Corp.†	22,078
591	SAVVIS, Inc.†(a)	16,495
710	Scansource, Inc.†	22,968
370	Seachange International, Inc.†	2,675
100	Secure Computing Corp.†(a)	960
120	Semitool, Inc.†	1,042
1,565	Semtech Corp.†	24,289
160	ShoreTel, Inc.†	2,235
754	Sigma Designs, Inc.†(a)	41,621
10	Silicon Graphics, Inc.†	183
2,450	Silicon Image, Inc.†	11,074
1,625	SiRF Technology Holdings, Inc.†(a)	40,836
660	Skyworks Solutions, Inc.†	5,610
1,540	Smart Modular Technologies WWH, Inc.†	15,677
904	Smith Micro Software, Inc.†(a)	7,657
847	Sohu.com, Inc.†	46,178
560	Solera Holdings, Inc.†	13,877
175	Sonic Solutions, Inc.†	1,818
510	SonicWALL, Inc.†	5,467
7,777	Sonus Networks, Inc.†	45,340
200	Sourcefire, Inc.†(a)	1,668
2,080	SourceForge, Inc.†	5,096
564	SPSS, Inc.†	20,253
730	SRA International, Inc., Class A†	21,498
240	Standard Microsystems Corp.†	9,377
220	Starent Networks Corp.†	4,015
320	STEC, Inc.†	2,797
635	Stratasys, Inc.†	16,408
250	SuccessFactors, Inc.†	2,955
280	Super Micro Computer, Inc.†	2,148
350	Supertex, Inc.†	10,952
16,776	Switch & Data Facilities Co., Inc.†	268,752
290	Sybase, Inc.†	7,566
2,160	Sycamore Networks, Inc.†	8,294
1,005	SYKES Enterprises, Inc.†	18,090
710	Symmetricom, Inc.†	3,344
795	Synaptics, Inc.†	32,722
570	Synchronoss Technologies, Inc.†(a)	20,201
8,506	Syntel, Inc.	327,651
1,980	Take-Two Interactive Software, Inc.†(a)	36,531
510	Taleo Corp., Class A†	15,188
470	Technitrol, Inc.	13,433
160	TechTarget, Inc.†	2,365
460	Techwell, Inc.†	5,065
1,556	Terremark Worldwide, Inc.†(a)	10,114
7,496	Tessera Technologies, Inc.†	311,834
630	TheStreet.Com, Inc.	10,030
2,060	THQ, Inc.†	58,071
230	Travelzoo, Inc.†	3,146
1,759	Trident Microsystems, Inc.†	11,539
152	TTM Technologies, Inc.†	1,772
1,195	Tyler Technologies, Inc.†	15,404
12,990	Ultimate Software Group, Inc.†	408,795
60	Ultra Clean Holdings†	732
375	Ultratech, Inc.†	4,252
300	Unica Corp.†	2,775
570	United Online, Inc.	6,737
525	Universal Display Corp.†(a)	10,852
1,500	Utstarcom, Inc.†(a)	4,125
3,069	Valueclick, Inc.†	67,211
805	Vasco Data Security International, Inc.†	22,476
125	Veeco Instruments, Inc.†(a)	2,088
270	Veraz Networks, Inc.†	1,301
745	Viasat, Inc.†	25,650
475	Vignette Corp.†	6,940
90	Virtusa Corp.†	1,560
12,970	VistaPrint, Ltd.†(a)	555,764
625	Visual Sciences, Inc.†	11,550
6,057	Vocus, Inc.†	209,148
655	Volterra Semiconductor Corp.†(a)	7,225
1,385	Websense, Inc.†	23,517
2,293	Wind River Systems, Inc.†	20,476
1,134	Wright Express Corp.†	40,246
230	X-Rite, Inc.†	2,673
495	Zoran Corp.†	11,142

		15,700,193

Materials — 1.5%
172	AEP Industries, Inc.†	5,506
240	AMCOL International Corp.	8,647
555	American Vanguard Corp.	9,629
1,800	Apex Silver Mines, Ltd.†(a)	27,432
170	Aptargroup, Inc.	6,955
552	Balchem Corp.	12,354
630	Brush Engineered Materials, Inc.†	23,323
155	Castle (A.M.) & Co.	4,214
490	Century Aluminum Co.†	26,431
170	CF Industries Holdings, Inc.	18,710
7,439	Coeur d’Alene Mines Corp.†(a)	36,749
325	Deltic Timber Corp.	16,734
50	Esmark, Inc.†	706
560	Flotek Industries, Inc.†	20,182
1,490	General Moly, Inc.†(a)	17,388
270	GenTek, Inc.†(a)	7,903
2,113	Graphic Packaging Corp.†	7,797
1,030	Greif, Inc., Class A	67,331
360	Haynes International, Inc.†	25,020

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Materials (continued)
3,704	Hecla Mining Co.†	$34,632
1,695	Hercules, Inc.	32,798
90	Horsehead Holding Corp.†	1,527
310	Innophos Holdings, Inc.	4,613
470	Kaiser Aluminum Corp.	37,356
300	Koppers Holdings, Inc.	12,972
70	Kronos Worldwide, Inc.	1,222
670	Landec Corp.†	8,978
475	LSB Industries, Inc.†	13,405
60	Metal Management, Inc.	2,732
865	Myers Industries, Inc.	12,517
310	Neenah Paper, Inc.	9,036
105	NewMarket Corp.	5,847
270	Royal Gold, Inc.(a)	8,240
711	RTI International Metals, Inc.†	49,009
880	Shengda Tech, Inc.†(a)	12,716
410	Silgan Holdings, Inc.	21,295
75	Stillwater Mining Co.†	724
555	Symyx Technologies, Inc.†	4,262
2,860	Terra Industries, Inc.†(a)	136,594
350	Texas Industries, Inc.	24,535
390	U.S. Concrete, Inc.†	1,299
110	Universal Stainless & Alloy Products, Inc.†	3,913
1,585	US Gold Corp.†	4,692
210	Valhi, Inc.	3,347
825	W.R. Grace & Co.†	21,599
478	Zep, Inc.†	6,630
773	Zoltek Cos., Inc.†	33,139

		852,640

Telecommunication Services — 1.9%
7,951	Cbeyond, Inc.†	310,009
730	Centennial Communications Corp.†	6,782
1,540	Cogent Communications Group, Inc.†(a)	36,513
340	Consolidated Communications Holdings, Inc.	6,766
125	Fairpoint Communications, Inc.(a)	1,628
215	General Communication, Inc., Class A†	1,881
310	Global Crossing, Ltd.†	6,835
590	Globalstar, Inc.†(a)	4,720
210	Golden Telecom, Inc.†	21,200
40	Hungarian Telephone & Cable Corp.†	708
1,340	ICO Global Communications Holdings, Ltd.†(a)	4,261
136	InPhonic, Inc.†(a)	2
390	iPCS, Inc.	14,036
405	North Pittsburgh Systems, Inc.	9,189
855	NTELOS Holdings Corp.	25,385
970	PAETEC Holding Corp.†	9,457
215	Premiere Global Services, Inc.†	3,193
160	Rural Cellular Corp., Class A†	7,054
6,670	SBA Communications Corp., Class A†	225,713
60	Shenandoah Telecom Co.	1,439
20,747	Time Warner Telecom, Inc., Class A†	420,957
350	Virgin Mobile USA, Inc., Class A†	3,112
934	Vonage Holdings Corp.†(a)	2,148

		1,122,988

Utilities — 0.2%
360	Cadiz, Inc.†(a)	7,560
440	Consolidated Water Co., Inc.	11,084
60	EnergySouth, Inc.	3,480
1,313	ITC Holdings Corp.	74,080
422	Ormat Technologies, Inc.	23,214
30	SJW Corp.(a)	1,040

		120,458

Total Common Stock (Cost $51,277,330)		56,764,922

EXCHANGE TRADED FUNDS — 1.8%
12,845	iShares Russell 2000 Growth Index Fund (Cost $1,066,726)	1,072,301

RIGHTS — 0.0%
70	Total Medis Technologies, Ltd., Expires 1/7/08 (Cost $ — )	0

WARRANTS — 0.0%
125	Pegasus Wireless Corp., expires 12/18/08 (Cost $0)	13

MONEY MARKET FUND — 18.7%
10,987,765	PNC Institutional Money Market Trust 4.92% (Cost $10,987,765)(b)(c)	10,987,765

Total Investments — 117.1% (Cost $63,331,821)		68,825,001
Other Assets & Liabilities, Net — (17.1)%		(10,066,596)

NET ASSETS — 100.0%		$58,758,405

ADR - American Depository Receipt.

†	Non-income producing security.

(a)	All or a portion of this security is on loan.

(b)	Represents seven day annualized yield.

(c)	Investment purchased with proceeds from collateral received from securities on loan.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2007

Shares		Value(a)
COMMON STOCK — 94.8%
Australia — 3.8%
840	AGL Energy, Ltd.	$9,808
3,580	Alumina, Ltd.	19,833
3,220	AMP, Ltd.	28,020
1,749	Aristocrat Leisure, Ltd.	17,205
2,280	Asciano Group	13,956
4,176	Australia & New Zealand Banking Group, Ltd.	100,136
6,301	BHP Billiton, Ltd.	220,964
2,640	BlueScope Steel, Ltd.	22,234
2,590	Brambles, Ltd.	26,102
2,663	Commonwealth Bank of Australia	137,548
1,000	CSL, Ltd.	31,781
3,120	Fortescue Metals Group Ltd.†	20,546
4,120	Foster’s Group, Ltd.	23,644
2,970	Goodman Group	12,781
5,000	GPT Group	17,652
6,870	Insurance Australia Group, Ltd.	24,749
308	Leighton Holdings, Ltd.	16,420
528	Macquarie Group, Ltd.	34,996
5,570	Macquarie Infrastructure Group	14,759
3,409	National Australia Bank, Ltd.	112,462
586	Newcrest Mining, Ltd.	16,889
1,080	Orica, Ltd.	29,991
2,260	Origin Energy, Ltd.	17,510
9,210	QBE Insurance Group, Ltd.	268,370
620	Rio Tinto, Ltd.	72,385
3,490	Stockland	25,689
1,600	Suncorp-Metway, Ltd.	23,687
2,150	TABCORP Holdings, Ltd.	27,834
8,000	Telstra Corp., Ltd.	32,830
1,550	Toll Holdings, Ltd.	15,524
2,602	Transurban Group	15,570
1,984	Wesfarmers, Ltd.	70,298
754	Wesfarmers, Ltd. PPS†	26,945
3,555	Westfield Group	65,138
17,120	Westpac Banking Corp.	417,158
970	Woodside Petroleum, Ltd.	42,661
2,227	Woolworths, Ltd.	66,103
383	WorleyParsons, Ltd.	17,382

		2,157,560

Austria — 0.8%
570	Erste Bank der Oesterreichischen Sparkassen AG	40,513
800	Meinl European Land, Ltd.†	11,052
4,360	OMV AG	350,830
790	Telekom Austria AG	21,893

		424,288

Belgium — 0.9%
280	Belgacom SA	13,735
100	Cofinimmo	18,777
197	Delhaize Group	17,226
1,390	Dexia SA	34,935
3,677	Fortis	95,555
341	Groupe Bruxelles Lambert SA	43,551
390	InBev NV	32,174
400	KBC Groep NV	55,866
100	Solvay SA	13,926
3,800	UCB SA	171,383

		497,128

Brazil — 2.4%
11,800	Banco do Brasil SA	198,925
13,800	Cia Vale do Rio Doce, Preference Shares	386,830
28,000	Investimentos Itau SA, Preference Shares	182,742
3,500	Metalurgica Gerdau SA, Preference Shares	138,289
9,800	Petroleo Brasileiro SA, Preference Shares	473,513

		1,380,299

Canada — 4.2%
3,600	Canadian Pacific Railway, Ltd.	234,249
2,800	Canadian Tire Corp., Ltd., Class A	210,507
11,600	CGI Group, Inc., Class A†	136,222
6,000	CI Financial Income Fund	170,647
4,000	EnCana Corp.	273,570
9,300	Nexen, Inc.	302,477
5,300	Petro-Canada	285,957
2,600	Potash Corp. of Saskatchewan	378,007
4,000	Rogers Communications, Inc., Class B	182,340
3,600	Shoppers Drug Mart Corp.	194,271

		2,368,247

China — 0.4%
7,327	Foxconn International Holdings, Ltd.†	16,349
142,000	PICC Property & Casualty Co., Ltd. Class H	200,751
2,328	Tencent Holdings, Ltd.	17,339

		234,439

Denmark — 0.6%
3	A P Moller - Maersk A/S, Class B	31,793
1,069	Danske Bank A/S	41,441
700	DSV A/S	15,215
5,800	H Lundbeck A/S	155,760
250	Jyske Bank A/S†	19,556
800	Novo-Nordisk A/S, Class B	52,222
125	Novozymes A/S, Class B	14,108
350	Vestas Wind Systems A/S†	37,416

		367,511

Finland — 1.3%
1,070	Fortum Oyj	47,899
15,415	Nokia OYJ	593,547
1,060	Sampo Oyj, Class A	27,723
1,450	Stora Enso Oyj, Class R	21,519

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Finland (continued)
1,310	UPM-Kymmene Oyj	$26,246

		716,934

France — 9.8%
370	Accor SA	29,347
470	Air Liquide	69,639
4,580	Alcatel-Lucent	33,297
220	Alstom	46,751
2,840	AXA SA	113,079
4,541	BNP Paribas	488,135
4,550	Bouygues	377,252
290	Cap Gemini SA	18,021
1,070	Carrefour SA	82,955
5,150	Christian Dior SA	673,600
560	Cie de Saint-Gobain	53,076
440	Cie Generale d’Optique Essilor International SA	28,002
180	CNP Assurances	23,339
59	Compagnie Generale de Geophysique SA†	16,594
300	Compagnie Generale des Etablissements Michelin, Class B	34,393
1,610	Credit Agricole SA	54,009
142	Electricite de France	16,828
13,070	France Telecom SA	469,042
590	Gaz de France SA	34,356
950	Groupe Danone	84,875
5,000	JC Decaux SA	195,908
350	Lafarge SA	63,356
330	Lagardere SCA	24,606
490	L’Oreal SA	69,948
509	LVMH Moet Hennessy Louis Vuitton SA	61,177
40	Neopost SA	4,107
140	Pernod-Ricard SA	32,244
270	Peugeot SA	20,299
200	PPR	31,976
520	Publicis Groupe	20,222
380	Renault SA	53,319
1,739	Sanofi-Aventis	158,946
2,280	Schneider Electric SA	304,864
656	Societe Generale	93,752
230	Sodexho Alliance SA	14,100
7,801	Suez SA	528,793
310	Technip SA	24,518
3,991	Total SA	331,212
133	Unibail-Rodamco^	28,951
104	Unibail-Rodamco^	22,562
62	Vallourec	16,691
3,462	Veolia Environnement	314,415
770	Vinci SA	56,562
7,931	Vivendi	361,395

		5,580,513

Germany — 8.5%
3,150	Adidas AG	234,539
797	Allianz SE	170,471
6,930	Altana AG	167,569
978	BASF AG	144,538
1,314	Bayer AG	119,803
1,250	Commerzbank AG	47,313
430	Continental AG	55,762
1,677	Daimler AG	162,438
1,037	Deutsche Bank AG	134,137
1,750	Deutsche Boerse AG	345,417
1,941	Deutsche Post AG	66,340
5,210	Deutsche Telekom AG	113,950
1,146	E.ON AG	243,326
200	Fresenius Medical Care AG & Co. KGaA	10,698
6,000	Hannover Rueckversicherung AG	275,333
550	Henkel KGaA	30,830
454	Hypo Real Estate Holding AG	23,619
1,890	Infineon Technologies AG†	22,099
260	Linde AG	34,244
1,650	MAN AG	271,505
106	Merck KGaA	13,617
310	Metro AG	25,873
1,831	Muenchener Rueckversicherungs AG	353,953
120	Q-Cells AG†	16,836
3,740	RWE AG	524,084
1,580	SAP AG	81,634
3,600	SGL Carbon AG†	193,554
3,660	Siemens AG	574,582
280	Solarworld AG	16,806
720	ThyssenKrupp AG	40,185
310	Volkswagen AG	70,524
2,800	Wincor Nixdorf AG	263,868

		4,849,447

Greece — 0.3%
1,070	Alpha Bank AE	39,066
810	EFG Eurobank Ergasias SA	28,595
680	Hellenic Telecommunications Organization SA	24,991
842	National Bank of Greece SA	58,003
500	OPAP SA	19,963
445	Piraeus Bank SA	17,334

		187,952

Hong Kong — 2.3%
4,400	Bank of East Asia, Ltd.	29,818
11,600	BOC Hong Kong Holdings, Ltd.	32,058
3,200	Cheung Kong Holdings, Ltd.	58,308
44,800	Cheung Kong Infrastructure Holdings, Ltd.	166,759
13,000	China Mobile, Ltd.	225,282
48,200	China Resources Power Holdings Co.	163,639
2,600	CLP Holdings, Ltd.	17,678
79,800	CNOOC, Ltd.	133,954

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Hong Kong (continued)
2,000	Esprit Holdings, Ltd.	$29,394
3,801	Hang Lung Properties, Ltd.	16,996
2,100	Hang Seng Bank, Ltd.	42,939
10,300	Hong Kong & China Gas Co.	31,397
2,100	Hong Kong Exchanges & Clearing, Ltd.	59,060
3,100	HongKong Electric Holdings	17,767
5,100	Hutchison Whampoa, Ltd.	57,359
21,800	Kingboard Chemical Holdings, Ltd.	129,069
4,129	Li & Fung, Ltd.	16,500
4,775	New World Development, Ltd.	16,760
2,900	Sun Hung Kai Properties, Ltd.	61,008
2,400	Swire Pacific, Ltd., Class A	32,860

		1,338,605

Indonesia — 0.3%
55,600	PT Astra International TBK PT	160,064

Ireland — 0.2%
1,500	Allied Irish Banks PLC	34,469
2,140	Bank of Ireland	31,726
1,036	CRH PLC	35,970
770	Elan Corp. PLC†	16,645
2,400	Experian Group, Ltd.	19,074

		137,884

Israel — 0.0%
275	Bank Hapoalim BM	1,369

Italy — 2.7%
1,810	Assicurazioni Generali SpA	81,140
690	Atlantia SpA	26,093
2,330	Banca Monte dei Paschi di Siena SpA	12,314
1,530	Banco Popolare Scarl†	33,631
8,800	Enel SpA	103,867
4,906	ENI SpA	178,758
1,510	Fiat SpA	38,810
1,090	Finmeccanica SpA	34,549
13,484	Intesa Sanpaulo SpA	105,755
2,180	Intesa Sanpaulo SpA, RNC	15,710
2,310	Mediaset SpA	23,226
1,310	Mediobanca SpA	26,879
2,740	Snam Rete Gas SpA	17,399
133,010	Telecom Italia SpA	411,837
13,120	Telecom Italia SpA, RNC	30,841
55,100	Terna Rete Elettrica Nazionale SpA	221,020
16,161	UniCredito Italiano SpA	134,499
1,132	Unione Di Banche Italiane Scpa	31,160

		1,527,488

Japan — 14.6%
150	Acom Co., Ltd.	3,048
300	Advantest Corp.	8,451
1,600	Aeon Co., Ltd.	23,355
150	Aiful Corp.	2,640
8,600	Aisin Seiki Co., Ltd.	357,573
1,800	Ajinomoto Co., Inc.	20,375
1,100	Amada Co., Ltd.	9,694
20,900	Asahi Breweries, Ltd.	354,153
2,200	Asahi Glass Co., Ltd.	29,174
3,600	Asahi Kasei Corp.	23,997
900	Astellas Pharma, Inc.	39,264
2,100	Bank of Yokohama, Ltd. (The)	14,850
1,400	Bridgestone Corp.	24,657
19,200	Brother Industries, Ltd.	248,880
1,800	Canon, Inc.	82,243
19	Central Japan Railway Co.	161,627
1,400	Chiba Bank, Ltd. (The)	11,343
1,200	Chubu Electric Power Co, Inc.	31,333
500	Chugai Pharmaceutical Co., Ltd.	7,143
1,900	Chuo Mitsui Trust Holdings, Inc.	14,726
300	Credit Saison Co., Ltd.	8,186
2,100	Dai Nippon Printing Co., Ltd.	30,591
1,400	Daiichi Sankyo Co., Ltd.	43,013
600	Daikin Industries, Ltd.	33,498
200	Daito Trust Construction Co., Ltd.	11,097
1,900	Daiwa House Industry Co., Ltd.	24,442
2,900	Daiwa Securities Group, Inc.	26,720
1,200	Denso Corp.	48,770
5	Dentsu, Inc.	13,130
6	East Japan Railway Co.	49,270
8,650	Eisai Co., Ltd.	341,078
200	Electric Power Development Co., Ltd.	7,421
400	Fanuc, Ltd.	39,023
1,000	FUJIFILM Holdings Corp.	42,388
1,000	Fujikura, Ltd.	5,099
4,600	Fujitsu, Ltd.	30,783
1,900	Fukuoka Financial Group, Inc.	11,332
3,802	Hankyu Hanshin Holdings, Inc.	16,403
100	Hirose Electric Co., Ltd.	11,586
8,000	Hitachi, Ltd.	58,612
300	Hokkaido Electric Power Co., Inc.	6,503
1,600	Hokuhoku Financial Group, Inc.	4,595
2,900	Honda Motor Co., Ltd.	95,878
900	HOYA Corp.	28,724
200	Ibiden Co., Ltd.	13,814
5	Inpex Holdings, Inc.	53,784
29,700	ITOCHU Corp.	288,596
1,164	Japan Steel Works, Ltd. (The)	17,050
8	Japan Tobacco, Inc.	47,435
1,200	JFE Holdings, Inc.	60,469
2,000	Joyo Bank, Ltd. (The)	11,151
700	JS Group Corp.	11,210
1,200	JTEKT Corp.	21,502
4,300	Kajima Corp.	14,081
28,200	Kaneka Corp.	234,073
1,700	Kansai Electric Power Co, Inc. (The)	39,664
1,000	Kao Corp.	30,090
16,000	Kawasaki Kisen Kaisha, Ltd.	156,444
4	KDDI Corp.	29,701
3,900	Keio Corp.	23,696

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Japan (continued)
100	Keyence Corp.	$24,498
5,300	Kintetsu Corp.	16,440
1,900	Kirin Holdings Co., Ltd.	27,845
6,100	Kobe Steel, Ltd.	19,771
1,800	Komatsu, Ltd.	48,668
15,100	Konica Minolta Holdings, Inc.	265,774
3,300	Kubota Corp.	22,590
1,000	Kuraray Co., Ltd.	12,072
300	Kyocera Corp.	26,249
700	Kyushu Electric Power Co, Inc.	17,250
4,200	Marubeni Corp.	29,500
900	Marui Group Co., Ltd.	8,899
17,000	Matsushita Electric Industrial Co., Ltd.	347,792
1,500	Millea Holdings, Inc.	50,698
1,300	Mitsubishi Chemical Holdings Corp.	9,964
2,600	Mitsubishi Corp.	70,822
29,200	Mitsubishi Electric Corp.	301,573
2,200	Mitsubishi Estate Co., Ltd.	52,736
1,400	Mitsubishi Gas Chemical Co., Inc.	13,640
6,000	Mitsubishi Heavy Industries, Ltd.	25,677
4,600	Mitsubishi Materials Corp.	19,564
15,300	Mitsubishi UFJ Financial Group, Inc.	142,410
3,400	Mitsui & Co., Ltd.	72,135
1,600	Mitsui Fudosan Co., Ltd.	34,579
2,700	Mitsui OSK Lines, Ltd.	34,298
2,500	Mitsui Sumitomo Insurance Co., Ltd.	24,401
17	Mizuho Financial Group, Inc.	80,649
500	Murata Manufacturing Co., Ltd.	29,079
5,700	NEC Corp.	26,332
300	Nidec Corp.	22,271
1,150	Nikko Cordial Corp.	17,244
800	Nikon Corp.	27,290
200	Nintendo Co., Ltd.	121,430
1,056	Nippon Electric Glass Co., Ltd.	17,151
2,100	Nippon Express Co., Ltd.	10,738
2,400	Nippon Mining Holdings, Inc.	15,418
2,300	Nippon Oil Corp.	18,737
10,400	Nippon Steel Corp.	64,046
9	Nippon Telegraph & Telephone Corp.	44,541
2,800	Nippon Yusen KK	22,294
5,200	Nissan Motor Co., Ltd.	56,302
400	Nitto Denko Corp.	21,119
3,500	Nomura Holdings, Inc.	58,508
2,100	NSK, Ltd.	21,797
3	NTT Data Corp.	13,367
27	NTT DoCoMo, Inc.	44,736
3,100	Obayashi Corp.	15,620
400	Olympus Corp.	16,389
500	Omron Corp.	11,835
200	Oriental Land Co., Ltd.	12,072
180	ORIX Corp.	30,101
4,800	Osaka Gas Co., Ltd.	18,918
200	Promise Co., Ltd.	4,925
11	Resona Holdings, Inc.	20,124
14,700	Ricoh Co., Ltd.	270,362
200	Rohm Co., Ltd.	17,408
500	Secom Co., Ltd.	27,373
400	Sega Sammy Holdings, Inc.	4,994
300	Seiko Epson Corp.	6,522
2,000	Sekisui Chemical Co., Ltd.	13,498
1,700	Sekisui House, Ltd.	18,414
1,500	Seven & I Holdings Co., Ltd.	43,621
1,900	Sharp Corp.	34,039
700	Shin-Etsu Chemical Co., Ltd.	43,766
4,300	Shinsei Bank, Ltd.	15,809
700	Shiseido Co., Ltd.	16,584
1,100	Shizuoka Bank, Ltd. (The)	12,102
2,800	Showa Denko KK	10,042
200	SMC Corp.	23,803
1,300	Softbank Corp.	26,758
4,544	Sojitz Corp.	16,367
1,900	Sompo Japan Insurance, Inc.	17,116
1,800	Sony Corp.	97,683
3,200	Sumitomo Chemical Co., Ltd.	28,459
2,500	Sumitomo Corp.	35,598
1,900	Sumitomo Electric Industries, Ltd.	30,265
1,800	Sumitomo Heavy Industries, Ltd.	16,538
7,600	Sumitomo Metal Industries, Ltd.	35,095
1,300	Sumitomo Metal Mining Co., Ltd.	22,262
12	Sumitomo Mitsui Financial Group, Inc.	89,293
900	Sumitomo Realty & Development Co., Ltd.	22,137
2,600	Sumitomo Trust & Banking Co., Ltd. (The)	17,311
300	T&D Holdings, Inc.	15,528
1,300	Takashimaya Co., Ltd.	15,665
1,400	Takeda Pharmaceutical Co., Ltd.	81,840
250	Takefuji Corp.	6,002
200	TDK Corp.	14,833
3,100	Teijin, Ltd.	13,251
400	Terumo Corp.	21,073
2,500	Tobu Railway Co., Ltd.	11,694
900	Tohoku Electric Power Co, Inc.	20,283
2,200	Tokyo Electric Power Co, Inc. (The)	56,988
300	Tokyo Electron, Ltd.	18,325
3,500	Tokyo Gas Co., Ltd.	16,341
3,000	Tokyu Corp.	19,773
2,100	Toppan Printing Co., Ltd.	20,686
2,700	Toray Industries, Inc.	20,977
6,000	Toshiba Corp.	44,742
8,900	Toyo Suisan Kaisha, Ltd.	161,771
500	Toyota Industries Corp.	20,390
4,700	Toyota Motor Corp.	252,978
500	Toyota Tsusho Corp.	13,510
4	West Japan Railway Co.	19,721
34	Yahoo! Japan Corp.	15,173
190	Yamada Denki Co., Ltd.	21,626
13,600	Yamaha Motor Co., Ltd.	329,923

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Japan (continued)
1,200	Yamato Holdings Co., Ltd.	$17,322

		8,355,940

Luxembourg — 0.6%
1,645	Arcelor	126,486
3,000	ArcelorMittal	229,909

		356,395

Malaysia — 1.5%
106,000	Hong Leong Bank BHD	202,825
52,500	Petronas Dagangan BHD	137,027
43,300	Telekom Malaysia BHD	145,905
446,680	YTL Power International BHD	363,637

		849,394

Mexico — 1.1%
165,000	America Movil Sab de CV, Series L	506,446
5,500	Industrias Penoles Sab de CV	115,847

		622,293

Netherlands — 4.9%
2,710	Aegon NV	47,545
550	Akzo Nobel NV	43,799
953	ASML Holding NV†	29,948
690	European Aeronautic Defence and Space Co. NV	21,905
3,000	Fugro NV, CVA	229,954
600	Heineken NV	38,643
21	ING Groep NV, CVA^	820
3,400	ING Groep NV, CVA^	132,059
1,780	Koninklijke Ahold NV†	24,716
430	Koninklijke DSM NV	20,104
10,040	Koninklijke Philips Electronics NV	435,113
1,390	Reed Elsevier NV	27,575
6,200	Royal Dutch Shell PLC, Class A	261,193
16,998	Royal Dutch Shell PLC, Class B	710,917
3,640	Royal KPN NV	65,831
900	TNT NV	37,451
17,790	Unilever NV	651,340
660	Wolters Kluwer NV	21,563

		2,800,476

New Zealand — 0.5%
27,300	Fletcher Building, Ltd.	243,650
7,042	Telecom Corp. of New Zealand, Ltd.	23,501

		267,151

Norway — 1.0%
23,000	DnB NOR ASA	348,818
2,200	Norsk Hydro ASA	31,103
2,150	Orkla ASA	41,418
593	Petroleum Geo-Services ASA†	17,052
736	Seadrill, Ltd.†	17,721
2,845	StatoilHydro ASA	87,965
1,700	Telenor ASA†	40,186

		584,263

Philippines — 0.2%
3,200	Globe Telecom, Inc.	121,578

Portugal — 0.2%
3,730	Banco Comercial Portugues SA	15,837
1,620	BRISA	23,710
4,750	Energias de Portugal SA	30,878
1,970	Portugal Telecom SGPS SA	25,584
446	PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	6,208

		102,217

Russia — 0.6%
2,700	Tatneft GDR	326,700

Singapore — 1.5%
3,000	DBS Group Holdings, Ltd.	42,515
9,800	Jardine Cycle & Carriage, Ltd.	146,234
1,908	Keppel Corp. Ltd.	17,080
6,000	Oversea-Chinese Banking Corp.	34,623
2,500	Singapore Airlines, Ltd.	29,924
17,200	Singapore Telecommunications, Ltd.	47,200
39,200	United Overseas Bank, Ltd.	542,588

		860,164

South Africa — 2.4%
19,500	ABSA Group, Ltd.	316,151
6,000	African Rainbow Minerals, Ltd.	133,284
950	Anglo Platinum, Ltd.	140,105
6,000	ArcelorMittal South Africa, Ltd., Series L	119,761
6,700	MTN Group, Ltd.	125,487
18,000	Remgro. Ltd.	522,797

		1,357,585

South Korea — 1.1%
9,000	Korea Electric Power Corp. ADR†	187,650
5,900	KT Corp. ADR†	152,220
1,000	POSCO ADR	150,410
5,250	SK Telecom Co., Ltd. ADR	156,660

		646,940

Spain — 3.5%
580	Abertis Infraestructuras SA	18,581
51	Acciona SA	16,030
490	ACS Actividades Construccion y Servicios SA	28,865
420	Altadis SA	30,520
6,776	Banco Bilbao Vizcaya Argentaria SA	166,427
1,820	Banco Popular Espanol SA	30,710
26,627	Banco Santander SA	575,256
880	Cintra Concesiones de Infraestructuras de Transporte SA	13,201
210	Fomento de Construcciones y Contratas SA	15,651

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Spain (continued)
371	Gamesa Corp. Tecnologica SA	$17,165
170	Grupo Ferrovial SA	11,870
1,708	Iberdrola SA^†	35,291
6,436	Iberdrola SA^	97,429
380	Inditex SA	23,105
18,740	Repsol YPF SA	668,223
7,683	Telefonica SA	248,293

		1,996,617

Sweden — 2.6%
800	Assa Abloy AB, Class B	15,916
14,400	Atlas Copco AB, Class A	212,593
1,400	Atlas Copco AB, Class B	18,898
4,100	Autoliv, Inc. SDR	220,436
600	Electrolux AB, Class B	9,998
1,000	Hennes & Mauritz AB, Class B	60,439
24,100	Nordea Bank AB	399,791
12,800	Sandvik AB	217,562
1,000	Scania AB, Class B	23,638
1,100	Securitas AB, Class B	15,206
2,400	Securitas Direct AB, Class B†	9,590
1,800	Securitas Systems AB, Class B	6,350
1,200	Skandinaviska Enskilda Banken AB, Class A	30,348
1,200	SKF AB, Class B	20,103
1,500	Svenska Cellulosa AB, Class B	26,379
1,100	Svenska Handelsbanken, Class A	34,891
27,946	Telefonaktiebolaget LM Ericsson, Class B	65,336
4,100	TeliaSonera AB	38,131
1,200	Volvo AB, Class A	19,758
2,400	Volvo AB, Class B	39,775

		1,485,138

Switzerland — 4.1%
3,841	ABB, Ltd.	110,743
371	Actelion, Ltd.†	16,906
340	Adecco SA	18,232
1,100	Compagnie Financiere Richemont AG, Class A	75,047
1,990	Credit Suisse Group	119,654
90	Geberit AG	12,270
450	Holcim, Ltd.	47,814
3,000	Julius Baer Holding AG	243,851
688	Nestle SA	315,251
65	Nobel Biocare Holding AG	17,195
13,047	Novartis AG	710,778
1,191	Roche Holding AG	205,151
1,470	STMicroelectronics NV	20,927
79	Swatch Group AG	23,685
66	Swiss Life Holding†	16,339
764	Swiss Reinsurance	53,593
104	Swisscom AG	40,403
170	Syngenta AG	43,133
149	Synthes, Inc.	18,417
3,867	UBS AG	179,581
260	Zurich Financial Services AG	76,514

		2,365,484

Taiwan — 0.2%
5,500	AU Optronics Corp. ADR	105,600

Thailand — 0.6%
36,000	Electricity Generating PCL	119,716
33,000	PTT Chemical PCL	120,166
46,900	Thai Oil PCL	119,188

		359,070

United Kingdom — 15.1%
1,005	3I Group PLC	19,973
7,507	Anglo American PLC	454,954
13,323	AstraZeneca PLC	572,471
4,840	Aviva PLC	64,286
6,290	BAE Systems PLC	61,602
11,894	Barclays PLC	120,481
6,220	BG Group PLC	143,206
14,424	BHP Billiton PLC	444,288
530	Biffa PLC	3,462
33,456	BP PLC	409,154
20,050	British American Tobacco PLC	789,510
1,541	British Energy Group PLC	16,726
1,069	British Land Co. PLC	19,926
2,330	British Sky Broadcasting Group PLC	28,562
36,340	BT Group PLC	196,099
4,422	Cable & Wireless PLC	16,317
3,830	Cadbury Schweppes PLC	47,743
1,009	Capita Group PLC	14,109
400	Carnival PLC	17,559
7,035	Centrica PLC	49,995
3,980	Compass Group PLC	24,267
4,882	Diageo PLC	104,502
3,580	DSG International PLC	6,987
1,400	Enterprise Inns PLC	13,486
5,480	Friends Provident PLC	17,716
9,667	GlaxoSmithKline PLC	245,318
490	Hammerson PLC	9,967
6,384	HBOS PLC	92,573
2,878	Home Retail Group PLC	18,500
20,775	HSBC Holdings PLC	348,492
2,400	Imperial Chemical Industries PLC	31,866
10,940	Imperial Tobacco Group PLC	595,622
619	Intercontinental Hotels Group PLC	10,804
3,260	International Power PLC	29,264
11,440	ITV PLC	19,339
830	Johnson Matthey PLC	30,911
592	Kelda Group PLC	12,740
4,950	Kingfisher PLC	14,254
1,460	Ladbrokes PLC	9,324
970	Land Securities Group PLC	28,845
13,730	Legal & General Group PLC	35,520

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
United Kingdom (continued)
10,012	Lloyds TSB Group PLC	$93,356
350	London Stock Exchange Group PLC	13,726
3,512	Man Group PLC	40,397
2,730	Marks & Spencer Group PLC	30,240
885	Mondi PLC	7,425
4,554	National Grid PLC	75,292
540	Next PLC	17,321
92,440	Old Mutual PLC	306,493
1,940	Pearson PLC	28,192
24,759	Prudential PLC	348,022
920	Punch Taverns PLC	13,926
1,200	Reckitt Benckiser Group PLC	69,323
2,230	Reed Elsevier PLC	30,004
4,640	Rentokil Initial PLC	11,081
1,174	Resolution PLC	16,612
2,570	Reuters Group PLC	32,424
1,680	Rexam PLC	13,900
5,659	Rio Tinto PLC	592,881
19,389	Rolls-Royce Group PLC†	209,571
302,555	Rolls-Royce Group PLC, Class B†	602
5,679	Royal & Sun Alliance Insurance Group	16,642
16,860	Royal Bank of Scotland Group PLC	151,574
1,780	SABMiller PLC	50,082
4,410	Sage Group (The) PLC	20,083
3,120	Sainsbury (J) PLC	26,258
1,780	Scottish & Newcastle PLC	26,225
1,550	Scottish & Southern Energy PLC	50,348
500	Severn Trent PLC	15,121
2,010	Smith & Nephew PLC	23,109
1,276	Smiths Group PLC	25,579
6,594	Standard Chartered PLC	239,473
950	Tate & Lyle PLC	8,337
14,168	Tesco PLC	133,784
1,180	Trinity Mirror PLC	8,118
1,221	Tullow Oil PLC	15,754
2,529	Unilever PLC	94,842
1,590	United Utilities PLC	23,807
91,328	Vodafone Group PLC	340,381
625	Whitbread PLC	17,322
1,820	William Hill PLC	18,876
2,619	WM Morrison Supermarkets PLC	16,893
1,570	Wolseley PLC	23,020
2,730	WPP Group PLC	34,951
1,250	Xstrata PLC	88,021
1,730	Yell Group PLC	13,715

		8,623,823

Total Common Stock (Cost $47,149,923)		54,116,556

PREFERRED STOCK — 0.1%
Germany — 0.1%
19	Porsche Automobil Holding SE	38,289
160	Volkswagen AG	23,237

Total Preferred Stock (Cost $26,438)		61,526

EXCHANGE TRADED FUNDS — 1.4%
United States — 1.4%
10,000	iShares MSCI EAFE Index Fund (Cost $810,519)	785,000

Total Investments — 96.3% (Cost $47,986,880)		54,963,082
Other Assets & Liabilities, Net — 3.7%		2,129,706

NET ASSETS — 100.0%		$57,092,788

ADR - American Depository Receipt.

GDR - Global Depository Receipt.

SDR - Swedish Depository Receipt.

^	Securities incorporated in the same country but traded on different exchanges.

†	Non-income producing security.

(a)	Fair valued securities - See Note 1.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND SCHEDULE OF INVESTMENTS	December 31, 2007

Shares		Value
COMMON STOCK — 97.5%
Consumer Discretionary — 11.2%
8,500	Autoliv, Inc. SDR	$448,035
6,200	Black & Decker Corp.	431,830
8,200	Brunswick Corp.	139,810
21,800	CBS Corp., Class B	594,050
8,800	Centex Corp.	222,288
8,300	Comcast Corp., Class A†	151,558
7,700	Dillard’s, Inc., Class A(a)	144,606
10,400	Dollar Tree Stores, Inc.†	269,568
15,500	Family Dollar Stores, Inc.	298,065
12,500	Gannett Co., Inc.	487,500
25,600	Gap, Inc. (The).	544,768
20,800	General Motors Corp.	517,712
13,100	Idearc, Inc.	230,036
20,400	Jones Apparel Group, Inc.	326,196
8,900	KB Home(a)	192,240
27,100	Lowe’s Cos., Inc.	613,002
18,100	Macy’s, Inc.	468,247
17,200	Mattel, Inc.	327,488
20,600	McDonald’s Corp.	1,213,546
8,500	Newell Rubbermaid, Inc.	219,980
17,600	Office Depot, Inc.†	244,816
16,100	Pulte Homes, Inc.	169,694
7,000	Sherwin-Williams Co. (The)	406,280
14,200	Target Corp.(a)	710,000

		9,371,315

Consumer Staples — 12.6%
9,600	Coca-Cola Co. (The)	589,152
10,900	Colgate-Palmolive Co.	849,764
24,200	ConAgra Foods, Inc.	575,718
11,800	General Mills, Inc.	672,600
10,200	Kellogg Co.	534,786
9,500	Kimberly-Clark Corp.	658,730
33,300	Kroger Co. (The)	889,443
19,100	PepsiCo, Inc.	1,449,690
31,100	Procter & Gamble Co.	2,283,362
20,600	Safeway, Inc.	704,726
34,300	Sara Lee Corp.	550,858
11,600	SUPERVALU, Inc.	435,232
20,400	Tyson Foods, Inc., Class A	312,732

		10,506,793

Energy — 3.4%
4,400	CONSOL Energy, Inc.	314,688
3,100	ENSCO International, Inc.(a)	184,822
16,100	Marathon Oil Corp.	979,846
14,500	Occidental Petroleum Corp.	1,116,355
2,600	Schlumberger, Ltd.	255,762

		2,851,473

Financials — 23.5%
10,300	ACE, Ltd.	636,334
12,500	Allstate Corp. (The)	652,875
6,100	AMBAC Financial Group, Inc.(a)	157,197
25,000	American International Group, Inc.	1,457,500
41,700	Bank of America Corp.	1,720,542
3,800	BB&T Corp.(a)	116,546
11,100	Chubb Corp.	605,838
34,300	Citigroup, Inc.	1,009,792
9,700	Comerica, Inc.(a)	422,241
12,500	Discover Financial Services	188,500
15,300	Fannie Mae	611,694
14,700	Fifth Third Bancorp	369,411
11,900	Freddie Mac	405,433
17,900	Genworth Financial, Inc., Class A	455,555
700	Goldman Sachs Group, Inc. (The)	150,535
6,800	Hartford Financial Services Group, Inc.	592,892
34,200	JPMorgan Chase & Co.	1,492,830
13,100	Keycorp	307,195
8,000	MBIA, Inc.(a)	149,040
12,500	Merrill Lynch & Co., Inc.	671,000
12,850	MetLife, Inc.	791,817
14,300	Morgan Stanley	759,473
15,300	National City Corp.	251,838
20,700	Old Republic International Corp.	318,987
900	PartnerRe, Ltd.	74,277
3,600	Prudential Financial, Inc.	334,944
8,200	SunTrust Banks, Inc.(a)	512,418
7,800	Torchmark Corp.	472,134
14,460	Travelers Cos., Inc. (The)	777,948
25,900	U.S. Bancorp(a)	822,066
20,900	UNUM Group	497,211
17,900	Wachovia Corp.(a)	680,737
8,300	Waddell & Reed Financial, Inc., Class A	299,547
15,300	Washington Mutual, Inc.(a)	208,233
11,400	Wells Fargo & Co.(a)	344,166
7,700	XL Capital, Ltd., Class A	387,387

		19,706,133

Health Care — 9.2%
2,300	Abbott Laboratories	129,145
10,600	AmerisourceBergen Corp.	475,622
2,000	Amgen, Inc.†	92,880
7,500	Bristol-Myers Squibb Co.	198,900
6,200	Cardinal Health, Inc.	358,050
7,450	Covidien, Ltd.	329,960
16,300	Eli Lilly & Co.	870,257
13,500	Johnson & Johnson	900,450
10,100	McKesson Corp.	661,651
27,300	Merck & Co., Inc.	1,586,403
69,400	Pfizer, Inc.	1,577,462
12,200	Wyeth	539,118

		7,719,898

Industrials — 9.0%
34,500	Allied Waste Industries, Inc.†	380,190
10,000	Avis Budget Group, Inc.†	130,000

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Industrials (continued)
10,700	Caterpillar, Inc.	$776,392
3,700	CSX Corp.	162,726
7,000	Cummins, Inc.	891,590
8,600	Eaton Corp.	833,770
12,600	Emerson Electric Co.	713,916
11,600	Ingersoll-Rand Co., Ltd., Class A	539,052
9,100	Norfolk Southern Corp.	459,004
7,200	Paccar, Inc.	392,256
12,000	Pitney Bowes, Inc.(a)	456,480
8,700	SPX Corp.	894,795
6,100	Terex Corp.†	399,977
13,800	Tyco International, Ltd.	547,170

		7,577,318

Information Technology — 16.6%
1,800	Apple, Inc.†	356,544
10,700	Arrow Electronics, Inc.†	420,296
10,700	Avnet, Inc.†	374,179
64,500	Cisco Systems, Inc.†	1,746,015
32,800	Dell, Inc.†	803,928
25,000	Electronic Data Systems Corp.	518,250
6,900	EMC Corp.†	127,857
600	Google, Inc., Class A†	414,888
13,300	Hewlett-Packard Co.	671,384
9,500	Ingram Micro, Inc., Class A†	171,380
46,300	Intel Corp.	1,234,358
16,400	International Business Machines Corp.	1,772,840
8,700	Lexmark International, Inc., Class A†	303,282
74,500	Microsoft Corp.	2,652,200
20,000	Nokia Oyj ADR	767,800
54,100	Oracle Corp.†	1,221,578
58,900	Sanmina-SCI Corp.†	107,198
7,450	Tyco Electronics, Ltd.	276,619

		13,940,596

Materials — 5.7%
7,000	Ashland, Inc.	332,010
9,200	Ball Corp.	414,000
10,000	Bemis Co., Inc.	273,800
3,700	Cleveland-Cliffs, Inc.	372,960
16,700	Crown Holdings, Inc.†	428,355
17,100	Dow Chemical Co. (The)	674,082
5,700	International Flavors & Fragrances, Inc.	274,341
9,900	Lubrizol Corp.	536,184
10,900	Owens-Illinois, Inc.†	539,550
6,000	PPG Industries, Inc.	421,380
17,200	Smurfit-Stone Container Corp.†	181,632
8,800	Sonoco Products Co.	287,584

		4,735,878

Telecommunication Services — 2.8%
5,200	American Tower Corp., Class A†	221,520
49,500	Sprint Nextel Corp.	649,935
34,000	Verizon Communications, Inc.	1,485,460

		2,356,915

Utilities — 3.5%
11,200	Ameren Corp.	607,152
9,200	Constellation Energy Group, Inc.	943,276
2,600	Dominion Resources, Inc.	123,370
6,400	Entergy Corp.	764,928
10,300	Wisconsin Energy Corp.	501,713

		2,940,439

Total Common Stock (Cost $72,619,121)		81,706,758

MONEY MARKET FUND — 6.2%
5,214,019	PNC Institutional Money Market Trust 4.92% (Cost $5,214,019)(b)(c)	5,214,019

Total Investments — 103.7% (Cost $77,833,140)		86,920,777
Other Assets & Liabilities, Net — (3.7)%		(3,118,320)

NET ASSETS — 100.0%		$83,802,457

ADR - American Depository Receipt.

SDR - Swedish Depository Receipt.

†	Non-income producing security.

(a)	All or a portion of this security is on loan.

(b)	Represents seven day annualized yield.

(c)	Investment purchased with proceeds from collateral received from securities on loan.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF ASSSETS AND LIABILITIES December 31, 2007

	EQUITY FUND	BALANCED FUND	INCOME FUND	SHORT-TERM INVESTMENT FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
ASSETS:
Investments in securities, at value^	$518,351,387	$243,628,824	$145,733,948	$3,793,913	$68,825,001	$54,963,082	$86,920,777
Repurchase agreements, at value	—	—	13,500,000	1,700,000	—	—	—

Investments, at value (Note 2)	$518,351,387	$243,628,824	$159,233,948	$5,493,913	$68,825,001	$54,963,082	$86,920,777
Cash	5,310,312	—	297,632	3,239,015	931,689	2,252,043	2,141,439
Foreign currency, at value	—	—	6,503	—	—	15,110	—
Unrealized appreciation on forward contracts	—	—	4,182	—	—	—	—
Receivable for Fund shares sold	—	15,371	—	2,719	—	—	39,844
Due from Adviser (Note 3)	—	—	—	3,972	—	—	—
Receivable for investment securities sold	5,212,447	—	483,047	—	132,358	74,654	—
Maturities receivable	—	—	15,439	—	—	—	—
Dividends and interest receivable	465,342	—	1,053,791	19,056	40,927	174,970	130,636

Total Assets	529,339,488	243,644,195	161,094,542	8,758,675	69,929,975	57,479,859	89,232,696

LIABILITIES:
Unrealized depreciation on forward contracts	—	—	73,353	—	—		—
Payable for Fund shares redeemed	402,886	372,788	167,038	3,242	20,154	26,990	85,397
Payable for investment securities purchased	5,816,902	—	33,231,867	—	50,312	125,659	—
Payable upon return of securities loaned	26,311,906	—	—	—	10,987,765	—	5,214,019
Variation margin	24,070	—	—	—	—	—	—
Investment advisory fees payable (Note 3)	297,073	—	59,335	—	48,486	41,690	61,341
Distribution fees payable (Note 4)	106,097	—	26,979	1,774	11,727	12,297	18,043
Administration and accounting fees payable	61,614	1,362	15,914	1,042	7,309	7,151	10,518
Custody fees payable	25,060	2,310	7,754	1,113	6,450	116,500	2,032
Printing fees payable	34,452	21,498	7,504	680	13,467	13,402	13,608
Professional fees payable	115,283	57,603	26,046	1,218	13,219	12,426	21,190
Other accrued expenses	11,949	4,752	15,345	4,272	12,681	30,956	4,091

Total Liabilities	33,207,292	460,313	33,631,135	13,341	11,171,570	387,071	5,430,239

NET ASSETS	$496,132,196	$243,183,882	$127,463,407	$8,745,334	$58,758,405	$57,092,788	$83,802,457

NET ASSETS consist of:
Undistributed accumulated net investment income	$31,841	$12,582,402	$5,292,997	$95,846	$1,092	$151,078	$883,180
Accumulated net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(8,784,682)	5,488,528	28,050	(1,970)	(3,280,669)	(60,891)	3,788,897
Net unrealized appreciation/ (depreciation) of investments, futures contracts and other assets and liabilities denominated in foreign currencies	18,690,365	19,294,399	(404,557)	1,593	5,493,180	6,994,050	9,087,637
Paid-in capital	486,194,672	205,818,553	122,546,917	8,649,865	56,544,802	50,008,551	70,042,743

NET ASSETS	$496,132,196	$243,183,882	$127,463,407	$8,745,334	$58,758,405	$57,092,788	$83,802,457

SHARES OUTSTANDING:
(Unlimited shares authorized)	21,601,593	11,717,373	10,369,967	824,258	3,621,846	3,473,326	5,312,924

NET ASSET VALUE:
(Offering and redemption price per share)	$22.97	$20.75	$12.29	$10.61	$16.22	$16.44	$15.77

Investments, at cost (Note 1)	$499,556,424	$224,334,425	$159,573,020	$5,492,320	$63,331,821	$47,986,880	$77,833,140
Foreign currency, at cost	$—	$—	$6,306	$—	$—	$14,916	$—
Market value of securities on loan (Note 1)	$25,327,982	$—	$—	$—	$10,428,163	$—	$5,004,148

^	For Balanced Fund represents value of investments in affiliated funds.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF OPERATIONS For the Year Ended December 31, 2007

	EQUITY FUND	BALANCED FUND	INCOME FUND	SHORT-TERM INVESTMENT FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
INVESTMENT INCOME:
Dividends#	$8,446,961	$5,043,127	$15,858	$—	$182,339	$1,662,504	$1,949,302
Interest	244,522	—	7,077,417	300,917	35,583	15,349	86,532
Securities lending income	123,705	—	397	—	132,291	335	27,774
Foreign taxes withheld	(66,907)	—	—	—	—	(103,256)	(2,165)

Total income	8,748,281	5,043,127	7,093,672	300,917	350,213	1,574,932	2,061,443

EXPENSES:
Investment advisory fees (Note 2)	3,675,870	—	713,309	17,324	665,332	557,262	782,818
Distribution fees (Note 2)	1,312,811	—	324,231	15,749	144,637	139,315	230,240
Administration and Accounting fees	384,987	9,997	95,124	4,630	42,437	40,876	67,516
Chief Compliance Officer fees	10,602	5,019	2,638	100	1,184	1,054	1,802
Custodian fees	106,608	9,180	36,466	6,038	21,477	272,027	8,847
Insurance fees	24,641	17,303	1,629	233	3,604	3,318	6,043
Professional fees	137,108	74,485	24,987	1,431	16,892	15,891	27,510
Printing fees	87,280	54,510	16,385	1,906	36,655	37,101	31,188
Pricing expenses	27,710	3,775	70,050	3,895	60,300	165,885	8,873
Transfer agent fees	47,948	15,000	15,000	15,000	15,000	15,000	15,560
Trustees’ fees and expenses (Note 2)	33,412	22,574	2,673	93	4,952	4,422	7,758
Other	80,031	7,443	55,827	2,393	3,140	6,458	3,643

Total Expenses	5,929,008	219,286	1,358,319	68,792	1,015,610	1,258,609	1,191,798
Fees waived and reimbursed by investment adviser (Note 2)	(16,533)	—	(84,020)	(62,661)	(175,455)	(111,372)	(13,567)

Net expenses	5,912,475	219,286	1,274,299	6,131	840,155	1,147,237	1,178,231

Net Investment Income/(Loss)	2,835,806	4,823,841	5,819,373	294,786	(489,942)	427,695	883,212

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (Notes 1 and 4)
Net realized gain/(loss) from:
Investments	54,663,909	4,040,601	325,552	14	6,818,565	6,799,958	5,168,067
Distributions from underlying funds	—	15,635,107	—	—	—	—	—
Futures contracts	(29,882)	—	—	—	—	—	—
Forward foreign currency exchange contracts and foreign currency transactions	—	—	(146,112)	—	—	(38,652)	—
Net change in unrealized appreciation/depreciation of:
Investments	(44,610,257)	(16,405,525)	(712,673)	1,794	1,070,682	(2,755,229)	(8,140,295)
Futures contracts	(97,276)	—	—	—	—	—	—
Forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	—	—	28,046	—	—	9,354	—

Net realized and unrealized gain/(loss) on investments, futures contracts and foreign currencies	9,926,494	3,270,183	(505,187)	1,808	7,889,247	4,015,431	(2,972,228)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,762,300	$8,094,024	$5,314,186	$296,594	$7,399,305	$4,443,126	$(2,089,016)

#	For Balanced Fund, represents income from affiliated funds.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF CHANGES IN NET ASSETS For the Year Ended December 31, 2007

	EQUITY FUND	BALANCED FUND	INCOME FUND	SHORT-TERM INVESTMENT FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
Operations:
Net investment income/(loss)	$2,835,806	$4,823,841	$5,819,373	$294,786	$(489,942)	$427,695	$883,212
Affiliated mutual fund capital gain distributions	—	15,635,107	—	—	—	—	—
Net realized gain on investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	54,634,027	4,040,601	179,440	14	6,818,565	6,761,306	5,168,067
Net change in unrealized appreciation/depreciation of investments, futures contracts, forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	(44,707,533)	(16,405,525)	(684,627)	1,794	1,070,682	(2,745,875)	(8,140,295)

Net increase/(decrease) in net assets resulting from operations	12,762,300	8,094,024	5,314,186	296,594	7,399,305	4,443,126	(2,089,016)

Distributions to Shareholders From:
Net investment income	(2,900,639)	—	(5,500,835)	(294,715)	—	(502,143)	(1,015,033)
Net realized capital gains	(52,557,526)	—	(180,560)	—	—	(2,949,849)	(5,040,549)

Total distributions to shareholders	(55,458,165)	—	(5,681,395)	(294,715)	—	(3,451,992)	(6,055,582)

Capital Stock Transactions: (Dollars)
Shares sold	14,300,679	2,378,096	6,891,244	6,003,259	3,520,424	6,869,233	2,679,941
Shares issued as reinvestment of distributions	55,114,259	—	5,681,395	294,715	—	3,451,992	6,055,582
Shares redeemed	(58,567,552)	(27,703,738)	(13,969,525)	(2,191,135)	(6,355,974)	(5,438,716)	(7,942,787)

Net increase/(decrease) in net assets from capital stock transactions	10,847,386	(25,325,642)	(1,396,886)	4,106,839	(2,835,550)	4,882,509	792,736

Net increase/(decrease) in net assets	(31,848,479)	(17,231,618)	(1,764,095)	4,108,718	4,563,755	5,873,643	(7,351,862)
NET ASSETS:
Beginning of year	527,980,675	260,415,500	129,227,502	4,636,616	54,194,650	51,219,145	91,154,319

End of year	$496,132,196	$243,183,882	$127,463,407	$8,745,334	$58,758,405	$57,092,788	$83,802,457

Undistributed net investment income at end of year	$31,841	$12,582,402	$5,292,997	$95,846	$1,092	$151,078	$883,180

Capital Share Transactions:
Shares sold	551,300	114,271	549,799	557,529	221,280	405,566	149,206
Shares issued as reinvestment of distributions	2,354,302	—	467,605	27,803	—	204,866	376,357
Shares redeemed	(2,221,368)	(1,334,950)	(1,105,754)	(203,482)	(404,153)	(316,635)	(441,203)

Net increase/(decrease) in shares outstanding	684,234	(1,220,679)	(88,350)	381,850	(182,873)	293,797	84,360

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF CHANGES IN NET ASSETS For the Year Ended December 31, 2006

	EQUITY FUND	BALANCED FUND	INCOME FUND	SHORT-TERM INVESTMENT FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
Operations:
Net investment income/(loss)	$4,430,586	$5,333,579	$5,231,099	$170,976	$(695,456)	$223,495	$1,015,053
Net realized gain/(loss) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	65,847,701	6,488,971	36,724	(168)	7,847,630	5,099,296	8,888,480
Net change in unrealized appreciation/depreciation of investments, futures contracts, forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	9,825,300	16,239,954	(421,475)	357	(1,363,428)	4,475,102	5,944,182

Net increase in net assets resulting from operations	80,103,587	28,062,504	4,846,348	171,165	5,788,746	9,797,893	15,847,715

Distributions to Shareholders From:
Net investment income	(4,626,832)	(8,760,781)	(5,235,652)	(171,089)	—	(360,613)	(1,008,469)
Net realized capital gains	(13,411,491)	(700,670)	(142,329)	—	—	—	(8,847,255)

Total distributions to shareholders	(18,038,323)	(9,461,451)	(5,377,981)	(171,089)	—	(360,613)	(9,855,724)
Capital Stock Transactions: (Dollars)
Shares sold	8,257,683	1,433,619	4,371,262	4,014,744	1,241,390	2,619,973	1,594,773
Shares issued as reinvestment of distributions	17,910,426	9,461,452	5,377,840	171,091	—	360,619	9,855,723
Shares redeemed	(65,751,815)	(25,899,608)	(7,370,102)	(2,943,470)	(5,490,112)	(3,081,184)	(5,733,472)

Net increase/(decrease) in net assets from capital stock transactions	(39,583,706)	(15,004,537)	2,379,000	1,242,365	(4,248,722)	(100,592)	5,717,024

Net increase in net assets	22,481,558	3,596,516	1,847,367	1,242,441	1,540,024	9,336,688	11,709,015
NET ASSETS:
Beginning of year	505,499,117	256,818,984	127,380,135	3,394,175	52,654,626	41,882,457	79,445,304

End of year	$527,980,675	$260,415,500	$129,227,502	$4,636,616	$54,194,650	$51,219,145	$91,154,319

Undistributed net investment income at end of year	$60,236	$—	$5,149,128	$95,775	$—	$206,510	$1,015,001

Capital Share Transactions:
Shares sold	331,974	74,462	348,829	377,803	90,681	176,793	89,935
Shares issued as reinvestment of distributions	709,696	471,188	433,010	16,341	—	22,510	565,122
Shares redeemed	(2,745,218)	(1,329,300)	(593,544)	(278,394)	(405,939)	(213,287)	(326,714)

Net increase/(decrease) in shares outstanding	(1,703,548)	(783,650)	188,295	115,750	(315,258)	(13,984)	328,343

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$25.24	$22.35	$21.34	$19.63	$15.56

Income from investment operations:
Net investment income[1]	0.14	0.21	0.25	0.26	0.21
Net realized and unrealized gain on investments and futures contracts	0.47	3.57	1.01	1.73	4.08

Total from investment operations	0.61	3.78	1.26	1.99	4.29

Less distributions:
From net investment income	(0.15)	(0.23)	(0.25)	(0.28)	(0.22)
From capital gains	(2.73)	(0.66)	—	—	—

Total distributions	(2.88)	(0.89)	(0.25)	(0.28)	(0.22)

Net asset value, end of year	$22.97	$25.24	$22.35	$21.34	$19.63

Total return[2]	2.20%	16.92%	5.90%	10.15%	27.57%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$496,132	$527,981	$505,499	$535,028	$531,511
Operating expenses including reimbursement/waiver and excluding earnings credits	1.13%	1.00%	0.86%	0.87%	0.87%
Operating expenses excluding reimbursement/waiver and earnings credits	1.13%	1.03%	0.93%	0.91%	0.91%
Net investment income	0.54%	0.87%	1.15%	1.30%	1.17%
Portfolio turnover rate	81%	135%	44%	35%	43%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST BALANCED FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$20.13	$18.72	$17.95	$17.02	$14.52

Income from investment operations:
Net investment income[1]	0.39	0.41	0.11	0.38	0.33
Net realized and unrealized gain on investments	0.23	1.76	0.66	1.01	2.51

Total from investment operations	0.62	2.17	0.77	1.39	2.84

Less distributions:
From net investment income	—	(0.70)	—	(0.46)	(0.34)
From capital gains	—	(0.06)	—	—	—

Total distributions	—	(0.76)	—	(0.46)	(0.34)

Net asset value, end of year	$20.75	$20.13	$18.72	$17.95	$17.02

Total return[2]	3.08%	11.59%	4.29%	8.18%	19.56%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$243,184	$260,416	$256,819	$269,488	$270,261
Operating expenses including reimbursement/waiver and excluding earnings credits†	0.09%	0.08%	0.06%	0.04%	0.05%
Operating expenses excluding reimbursement/waiver and earnings credits†	0.09%	0.10%	0.06%	0.04%	0.05%
Net investment income†	1.88%	2.09%	0.60%	2.20%	2.14%
Portfolio turnover rate	10%	4%	1%	6%	9%

†	These ratios do not include expenses from the affiliated funds.

[1]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.36	$12.40	$12.16	$12.26	$12.43

Income/(loss) from investment operations:
Net investment income[1]	0.56	0.52	0.45	0.41	0.55
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.05)	(0.03)	(0.21)	0.19	0.35

Total from investment operations	0.51	0.49	0.24	0.60	0.90

Less distributions:
From net investment income	(0.56)	(0.52)	—	(0.47)	(0.33)
From capital gains	(0.02)	(0.01)	—	(0.23)	(0.74)

Total distributions	(0.58)	(0.53)	—	(0.70)	(1.07)

Net asset value, end of year	$12.29	$12.36	$12.40	$12.16	$12.26

Total return[2]	4.21%	3.99%	1.97%	4.94%	7.25%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$127,463	$129,228	$127,380	$127,557	$125,148
Operating expenses including reimbursement/waiver and excluding earnings credits	0.98%	1.02%	0.95%	0.91%	0.89%
Operating expenses excluding reimbursement/waiver and earnings credits	1.05%	1.05%	1.00%	0.93%	0.93%
Net investment income	4.47%	4.12%	3.64%	3.25%	4.25%
Portfolio turnover rate	458%	421%	765%	595%	482%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.48	$10.39	$10.11	$10.10	$10.09

Income/(loss) from investment operations:
Net investment income[1]	0.50	0.49	0.29	0.13	0.12
Net realized and unrealized gain/(loss) on investments	0.01	— [2]	0.02	(0.01)	(0.02)

Total from investment operations	0.51	0.49	0.31	0.12	0.10

Less distributions:
From net investment income	(0.38)	(0.40)	(0.03)	(0.11)	(0.09)

Total distributions	(0.38)	(0.40)	(0.03)	(0.11)	(0.09)

Net asset value, end of year	$10.61	$10.48	$10.39	$10.11	$10.10

Total return[3]	4.88%	4.71%	3.02%	1.22%	1.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$8,745	$4,637	$3,394	$3,182	$4,843
Operating expenses including reimbursement/waiver and excluding earnings credits	0.10%	0.14%	0.20%	0.17%	0.17%
Operating expenses excluding reimbursement/waiver and earnings credits	1.09%	1.31%	1.21%	1.11%	1.07%
Net investment income	4.68%	4.59%	2.87%	1.19%	1.16%
Portfolio turnover rate	0%	0%	0%	0%	0%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]	Less than $0.01 per share.

[3]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.24	$12.78	$12.33	$11.81	$7.43

Income/(loss) from investment operations:
Net investment loss[1]	(0.13)	(0.18)	(0.11)	(0.16)	(0.14)
Net realized and unrealized gain on investments	2.11	1.64	0.56	0.68	4.52

Total from investment operations	1.98	1.46	0.45	0.52	4.38

Net asset value, end of year	$16.22	$14.24	$12.78	$12.33	$11.81

Total return[2]	13.91%	11.42%	3.65%	4.40%	58.95%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$58,758	$54,195	$52,655	$56,286	$57,193
Operating expenses including reimbursement/waiver and excluding earnings credits	1.45%	1.60%	1.66%	1.58%	1.66%
Operating expenses excluding reimbursement/waiver and earnings credits	1.76%	1.76%	1.73%	1.77%	1.79%
Net investment loss	(0.85)%	(1.29)%	(0.94)%	(1.38)%	(1.52)%
Portfolio turnover rate	110%	240%	152%	96%	206%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.11	$13.11	$11.91	$10.91	$8.30

Income from investment operations:
Net investment income[1]	0.13	0.07	0.10	0.03	0.05
Net realized and unrealized gain on investments and foreign currency transactions	1.26	3.04	1.11	1.13	2.64

Total from investment operations	1.39	3.11	1.21	1.16	2.69

Less distributions:
From net investment income	(0.15)	(0.11)	(0.01)	(0.16)	(0.08)
From capital gains	(0.91)	—	—	—	—

Total distributions	(1.06)	(0.11)	(0.01)	(0.16)	(0.08)

Net asset value, end of year	$16.44	$16.11	$13.11	$11.91	$10.91

Total return[2]	8.73%	23.76%	10.12%	10.61%	32.49%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$57,093	$51,219	$41,882	$39,276	$35,741
Operating expenses including reimbursement/waiver and excluding earnings credits	2.06%	2.10%	1.71%	1.55%	1.46%
Operating expenses excluding reimbursement/waiver and earnings credits	2.26%	2.27%	1.80%	1.60%	1.51%
Net investment income	0.77%	0.49%	0.84%	0.26%	0.59%
Portfolio turnover rate	106%	103%	48%	161%	68%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$17.43	$16.21	$15.42	$13.79	$10.87

Income/(loss) from investment operations:
Net investment income[1]	0.17	0.21	0.20	0.19	0.17
Net realized and unrealized gain/(loss) on investments	(0.60)	3.12	0.59	1.64	2.92

Total from investment operations	(0.43)	3.33	0.79	1.83	3.09

Less distributions:
From net investment income	(0.21)	(0.22)	— [2]	(0.20)	(0.17)
From capital gains	(1.02)	(1.89)	—	—	—

Total distributions	(1.23)	(2.11)	—	(0.20)	(0.17)

Net asset value, end of year	$15.77	$17.43	$16.21	$15.42	$13.79

Total return[3]	(2.63)%	20.52%	5.13%	13.30%	28.45%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$83,802	$91,154	$79,445	$80,336	$73,965
Operating expenses including reimbursement/waiver and excluding earnings credits	1.28%	1.23%	1.03%	1.01%	1.03%
Operating expenses excluding reimbursement/waiver and earnings credits	1.29%	1.32%	1.26%	1.21%	1.22%
Net investment income	0.96%	1.20%	1.29%	1.35%	1.39%
Portfolio turnover rate	21%	46%	28%	32%	37%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]	Less than $0.01 per share.

[3]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS December 31, 2007

1.	Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial ownership (shares) in 14 separate investment portfolios. The portfolios presented in these financial statements are: Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (collectively the “Funds”, and each a “Fund”). The financial statements for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund, and 2045 Moderate Fund (collectively, the “Underlying Funds”) are included in a separate annual report. Sponsorship of the Trust (formerly Horace Mann Mutual Funds) transferred from The Horace Mann Companies to Wilshire Associates Incorporated (the “Adviser”) on September 30, 2004. Shares of the Funds are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Fund Investment Objectives:

Equity Fund — primary, long-term capital growth; secondary, conservation of principal and production of income.

Balanced Fund — realization of high long-term total rate of return consistent with prudent investment risks.

Income Fund — long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Short-Term Investment Fund — primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

Small Cap Growth Fund — long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

International Equity Fund — long-term growth of capital through diversified holdings of marketable foreign equity investments.

Socially Responsible Fund — long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2.	Significant Accounting Policies.

Security Valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Trust and at least one portfolio management professional of the subadviser responsible for managing the portion of the Fund whose securities require a fair valuation determination, or the Funds’ Valuation Committee. Securities whose market value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the Underlying Funds by the Balanced Fund are valued at their net asset value as reported by the Underlying Funds.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on affiliated funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon the dividend information becomes available. Interest income and distributions on affiliated funds, premium and discount amortization is accrued daily. Securities gains and losses are determined on the basis of identified cost.

The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, each Fund may dispose of such securities prior to settlement if its subadviser deems it appropriate to do so. Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by PFPC Trust Company and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Fund’s policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period.

Securities lending — The Equity, Income, Small Cap Growth and the International Equity Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. PFPC Trust Company, the Funds’ custodian, acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at December 31, 2007, are shown on the Statements of Assets and Liabilities. The related income from securities loaned is reflected in the Statements of Operations.

Mortgage Dollar Rolls — The Income Fund may enter into mortgage dollar rolls in which the Income Fund makes a forward commitment to purchase or sell a security and, instead of accepting or making delivery, the position is offset by a sale or purchase of the security with a simultaneous agreement to repurchase or resell similar, but not identical, securities at an agreed upon price in the future. The Income Fund accounts for such dollar rolls as purchases and sales and records an unrealized gain or loss each day equal to the difference between the original value of the purchase and the current market value. The Income Fund must maintain liquid securities having a value not less than the repurchase price, including accrued interest, for such dollar rolls. Losses may arise due to changes in values of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Income Fund’s right to repurchase or resell securities may be limited.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

ADR’s, EDR’s and GDR’s — The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset Backed and Mortgage Securities — The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a subadviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower a Fund’s return and result in losses to a Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign Currency Transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Futures Contracts — A futures contract is an agreement to purchase (long) or sell (short) an agreed asset at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. The change in the value of the futures contract is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts. The use of futures transactions involves the risk of imperfect correlation in movement in the price of futures contracts, interest rates, and underlying hedged assets.

Forward Currency Contracts — The International Equity and the Income Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

At December 31, 2007 the Income Fund had the following open forward currency contracts:

Foreign Currency	Local Currency	Expiration Date	Current Value U.S. Dollar	Unrealized Appreciation (Depreciation)
Short Contracts:
Canadian Dollar	214,469	2/12/2008	217,411	$4,182
Euro Currency	1,855,538	2/12/2008	2,714,639	(68,808)
Long Contracts:
Canadian Dollar	186,822	2/12/2008	189,384	(4,545)

Net Unrealized Depreciation				$(69,171)

New accounting policy — In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements reported on the financial statements for a fiscal period.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or another reasonable basis. Expenses which are attributable to Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

3.	Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs. The Adviser has entered into agreements with the following subadvisers: Equity Fund — AllianceBernstein L.P., New York Life Investment Management LLC and Pzena Investment Management, LLC; Income Fund — Western Asset Management Company and Western Asset Management Limited; International Equity Fund — PanAgora Asset Management, Inc. and Thomas White International, Ltd.; Short-Term Investment Fund — Western Asset Management Company; Small Cap Growth Fund — BNY Asset Management and Copper Rock Capital Partners, LLC; Socially Responsible Fund — AllianceBernstein L.P.

Each subadviser’s fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

For the year ended December 31, 2007, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Average Daily Net Assets	Rate on Average Daily Net Assets in Excess of $1 Billion
Equity Fund	0.700%	0.600%
Balanced Fund*	0.550	0.450
Income Fund	0.550	0.450
Short-Term Investment Fund	0.275	0.175
Small Cap Growth Fund	1.150	1.150
International Equity Fund	1.000	0.900
Socially Responsible Fund	0.850	0.750

*	The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of underlying funds. The Adviser directly receives from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in underlying funds.

For the year ended December 31, 2007, the Adviser voluntarily waived and contractually reimbursed fees in the amounts listed below.

Fund	Fees Voluntarily Waived	Fees Contractually Reimbursed
Equity Fund	—	$16,533
Income Fund	—	84,020
Short-Term Investment Fund	$33,073	29,588
Small Cap Growth Fund	131,139	44,316
International Equity Fund	109,709	1,663
Socially Responsible Fund	—	13,567

Affiliated Broker — For the year ended December 31, 2007, brokerage commissions paid on investment transactions in the Equity Fund amounted to $396,076. The amount paid to Sanford C. Bernstein Co., an affiliate of the Fund’s subadviser, for the Equity Fund was $11,225.

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers with the exception of the Trust’s Chief Compliance Officer (“CCO”). The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO’s compensation, and related out of pocket expenses, and the Adviser pays the remainder of such compensation. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4.	Distribution and Service Plan.

The Funds have adopted a Rule 12b-1 distribution plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Funds, PFPC Distributors, Inc. (the “Distributor”) receives a distribution fee, payable by each Fund. The Distributor uses the fee to pay for distribution-related services for the Funds. Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of up to 0.25% of average daily net assets attributable to each Fund.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

5.	Security Transactions.

For the year ended December 31, 2007, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Equity Fund	$420,191,239	$458,443,794
Balanced Fund	24,393,575	29,200,021
Income Fund	$541,559,697	$599,738,842
Short-Term Investment Fund	—	—
Small Cap Growth Fund	62,878,781	64,110,524
International Equity Fund	59,031,116	58,242,039
Socially Responsible Fund	18,572,405	23,743,115

Purchases and sales of U.S. Government securities during the year ended December 31, 2007 were:

Fund	Purchases	Proceeds from sales
Income Fund	$148,789,224	$82,234,119

The cost, unrealized appreciation and depreciation for federal tax purposes at December 31, 2007 for each Fund is as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized App/(Dep)
Equity Fund	$509,196,941	$62,921,467	$(53,767,021)	$9,154,446
Balanced Fund	230,763,044	19,798,305	(6,932,525)	12,865,780
Income Fund	159,620,862	2,533,866	(2,920,780)	(386,914)
Short-Term Investment Fund	5,492,320	1,630	(37)	1,593
Small Cap Growth Fund	63,737,518	9,869,048	(4,781,565)	5,087,483
International Equity Fund	48,119,928	7,885,175	(1,042,021)	6,843,154
Socially Responsible Fund	77,881,181	16,710,515	(7,670,919)	9,039,596

6.	Significant Shareholder Activity.

On December 31, 2007, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
Equity Fund (2 omnibus shareholders)	90%
Balanced Fund (1 omnibus shareholder)	100%
Income Fund (2 omnibus shareholders)	97%
Short-Term Investment Fund (3 omnibus shareholders)	79%
Small Cap Growth Fund (1 omnibus shareholder)	96%
International Equity Fund (1 omnibus shareholder)	94%
Socially Responsible Fund (1 omnibus shareholder)	100%

7.	Tax Information.

No provision for Federal income taxes is required because each Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007 financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date. The Funds file U. S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Fund’s U.S. federal income tax returns filed for the fiscal years 2004 to 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the Funds’ financial statements.

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2007, the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring December 31
	2010	2012	2013	2014
Short-Term Investment Fund	—	$572	$1,230	$168
Small Cap Growth Fund	$2,873,880	—	—	—

The following capital loss carryforwards were utilized in the current year:

Fund
Short-Term Investment Fund	$14
Small Cap Growth Fund	6,655,527
International Equity Fund	3,823,778

The tax character of distributions paid were:

Fund	2007 Ordinary Income	2007 Capital Gains	2006 Ordinary Income	2006 Capital Gains
Equity Fund	$28,746,251	$26,711,914	$4,626,832	$13,411,491
Balanced Fund	—	—	8,760,781	700,670
Income Fund	5,681,395	—	5,294,611	83,370
Short-Term Investment Fund	294,715	—	171,089	—
International Equity Fund	525,375	2,926,617	360,613	—
Socially Responsible Fund	1,494,356	4,561,226	1,193,995	8,661,729

At December 31, 2007, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Equity Fund	Balanced Fund	Income Fund	Short- Term Investment Fund	Small Cap Growth Fund	International Equity Fund	Socially Responsible Fund
Undistributed ordinary income/(loss)	$109,531	$12,582,402	$5,299,718	$95,846	$—	$223,235	$883,180
Accumulated capital gain/(loss)	673,547	11,917,147	—	(1,970)	$(2,873,880)	—	3,836,938
Unrealized appreciation/(depreciation)	9,154,446	$12,865,780	(383,228)	1,593	5,087,483	6,861,002	9,039,596

Total accumulated earnings/(loss)	$9,937,524	$37,365,329	$4,916,490	$95,469	$2,213,603	$7,084,237	$13,759,714

The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales on all Funds as well as PFIC mark-to-market on the Income Fund.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

8.	Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include: foreign currency capital gain/(loss) to ordinary income, foreign bond bifurcation, recharacterization of distributions, excess distributions not exceeding current year earnings and profits, PFIC capital gain to ordinary income and the write off of net operating loss to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2007, the reclassifications were as follows:

Fund	Increase/ (Decrease) Paid-in Capital	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Realized Capital Gains
Equity Fund	$(36,438)	$36,438	—
Balanced Fund	—	7,758,561	$(7,758,561)
Income Fund	773	(174,669)	173,896
Small Cap Growth Fund	(491,034)	491,034	—
International Equity Fund	—	19,016	(19,016)

9.	Indemnifications.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

WILSHIRE VARIABLE INSURANCE TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Wilshire Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund (seven series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, PA

February 27, 2008

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee(2)	Other Directorships Held By Trustee
			NON-INTERESTED TRUSTEES

Roger A. Formisano, 59	Trustee	Since 2002	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business; UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	20	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (6 Portfolios)

Richard A. Holt, 66(3)	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	20	Wilshire Mutual Funds, Inc. (6 Portfolios)

Harriet A. Russell, 66	Trustee	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	20	Greater Cincinnati Credit Union Board, Wilshire Mutual Funds, Inc. (6 Portfolios)

George J. Zock, 57	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent consultant; formerly consultant, Horace Mann Service Corporation (2004 to 2005); formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	20	Wilshire Mutual Funds, Inc. (6 Portfolios)

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee(2)	Other Directorships Held By Trustee
INTERESTED TRUSTEE AND OFFICERS

Lawrence Davanzo, 55(4)	Trustee, President	Since 2005	President, Wilshire Associates Incorporated (October 2007- present);Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	20	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc. (6 Portfolios)

Danny S. Kang, CPA, 39	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007)	N/A	N/A

Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004	Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited	N/A	N/A

(1)

Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday. Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.

(2)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, including the six series of Wilshire Mutual Funds, Inc.

(3)	Mr. Holt employs AllianceBernstein, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.

(4)	Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http:// www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Form N-Q will be available on the SEC’s website at http:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

During the six months ended December 31, 2007, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Equity Fund, Socially Responsible Fund, Small Cap Growth Fund, Income Fund, International Equity Fund, Balanced Fund and Short-Term Investment Fund (the “Funds”). The Board also approved the renewal for additional one-year terms of Wilshire’s Subadvisory Agreements with each of the following subadvisers: AllianceBernstein L.P. (Equity Fund and Socially Responsible Fund), BNY Asset Management (Small Cap Growth Fund), Copper Rock Capital Partners, LLC (Small Cap Growth Fund), New York Life Investment Management LLC (Equity Fund), PanAgora Asset Management, Inc. (International Equity Fund), Pzena Investment Management, LLC (Equity Fund), Western Asset Management Company (Income Fund and Short-Term Investment Fund) and Western Asset Management Company Limited (Income Fund). In addition, the Board approved a new subadvisory agreement between Wilshire and Thomas White International, Ltd. (“Thomas White”) with respect to the International Equity Fund. In the following text, the Advisory Agreement between the Trust and Wilshire are referred to as the “Advisory Agreement,” the subadvisers are referred to as “Subadvisers” and the Subadvisory Agreements between Wilshire and each Subadviser are referred to as “Subadvisory Agreements.”

The information in this summary outlines the Board’s considerations associated with its approval of each Advisory Agreement and each Subadvisory Agreement. In connection with its deliberations regarding the continuation or approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire and the Subadviser under the existing arrangements and for Thomas White, the nature, extent and quality of the services to be performed; with respect to Wilshire, comparative fees and expense ratios as prepared by an independent provider (Lipper Inc.); the profits to be realized by Wilshire and the Subadvisers; the extent to which Wilshire and the Subadvisers realize or may realize economies of scale as a Fund grows; and whether any fall-out benefits are being or may be realized by Wilshire and the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreements with management and in private sessions with counsel at which no representatives of Wilshire were present and discussed the renewal or approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of Wilshire or the Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve renewal of each Advisory Agreement and each Subadvisory Agreement or to approve the new Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Subadvisory Agreements pursuant to a process that concluded at the Board’s August 24, 2007 meeting and the renewal of each Advisory Agreement and approval of the new Subadvisory Agreement pursuant to a process that concluded at the Board’s November 30, 2007 meeting, in each case following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Subadvisory Agreements and the Advisory Agreements to be provided to the Trustees in advance of meetings of the Contract Review Committee (which is comprised of all the Independent Trustees) held on August 23, 2007 and November 29, 2007, respectively. Based upon a review of such information, counsel sent follow-up memoranda, on behalf of the Independent Trustees, requesting additional information to be considered at the August 23, 2007 and November 29, 2007 meetings.

In response to the requests for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund as provided by Lipper Inc., (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies as provided by Lipper Inc., and (vii) benefits realized by the Adviser from its relationship with each Fund. The Trustees received information from the Adviser regarding the factors underlying its recommendations to continue or approve each Subadvisory Agreement. The Trustees also received information from each Subadviser as to each Fund it managed

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

and from Thomas White describing: (i) the nature, extent and quality of services provided or to be provided; (ii) the investment performance of the Subadviser in connection with the Fund or, for Thomas White, the investment performance for other funds managed by Thomas White that are similar to the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are or would be realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered or to be rendered and amounts paid to other registered investment companies and any comparable advisory clients; and (vii) benefits realized or to be realized by the Subadviser from its relationship with the Fund. At each meeting, the Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Following the receipt of all information, the Contract Review Committee met on August 23, 2007 and November 29, 2007, as applicable, to discuss the information provided. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of each Fund to renew the applicable Advisory and Subadvisory Agreements and recommended to the Board that such Advisory and Subadvisory Agreements be renewed. At its meetings on August 24, 2007 and November 30, 2007, as applicable, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant. At its meeting on November 30, 2007, the Board also considered a report from the Investment Committee (which is comprised solely of Independent Trustees) which, met on November 29, 2007 to review the data Lipper Inc. had prepared on performance, fees and expenses to assist the Board in the consideration of the Advisory Agreements and to review information regarding Thomas White.

Nature, Extent and Quality of Services - Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds and engages and oversees subadvisers to manage the assets of the Funds, except for the Balanced Fund, which has a fund-of-funds structure whereby it invests in shares of certain of the Funds. The Board considered the experience and skills of the senior management leading fund operations, the experience and skills of the personnel performing the functions under each Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance programs established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreements to administer the Trust’s affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the subadvised Funds. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers. The Board also reviewed the Adviser’s financial condition. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund are satisfactory.

The Board reviewed information on the performance of each Fund for one-, three-, five- and ten-year periods, as applicable, along with performance information of a relevant securities index, a peer group of funds from Lipper’s database (where applicable) and a peer universe of funds from Lipper’s database. For the Small Cap Growth Fund, the Board determined that performance was satisfactory, noting that the Fund had outperformed its Lipper peer group and peer universe for the one-year period and outperformed its benchmark for most periods. For the Socially Responsible Fund, the Board determined that performance was satisfactory, noting that the Fund’s performance was competitive as compared to its Lipper peer group and peer universe, and that over longer term periods it had outperformed its benchmark. For the Short-Term Investment Fund, the Board determined that performance was satisfactory, noting that the Fund had outperformed or was competitive as compared to its Lipper peer group and peer universe for the one- and three-year periods, and compared reasonably with its benchmark over longer periods. For the Equity Fund, the Board determined that performance was satisfactory, noting that it outperformed its Lipper peer group and the Fund’s performance was competitive as compared to its Lipper peer universe for the one-year period and that it was competitive with its benchmark over longer periods. For each of the Income Fund and the Balanced Fund, the Board determined that performance was satisfactory, noting that although the Funds had underperformed their Lipper peer group and peer universe, their performance relative to their benchmarks was competitive over longer periods. In addition, the Board noted that the unusual volatility in the credit market had negatively impacted the performance of the Income Fund. The Board noted the steps being taken to address the investment performance of the International Equity Fund, and concluded that such steps were reasonably designed to address performance issues.

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of a peer group of funds. The Board determined that the advisory fee and expense ratio for each Fund were within a competitive range. Although the Board noted that the Socially Responsible Fund, Small Cap Growth Fund and International Equity Fund have relatively high contractual advisory fees in comparison to their Lipper peer groups, the Board recognized that the advisory fees charged to the Funds are primarily driven by the subadvisory fees paid, which the Board concluded were at competitive levels. In addition, the Board noted that pursuant to the Trust’s current arrangement with the Adviser, the Adviser waives fees and expenses for the Short-Term Investment Fund and voluntarily waives a portion of its advisory fees with respect to the Small Cap Growth Fund and the International Equity Fund. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board received information regarding fees charged by the Adviser to other similar registered investment companies advised by the Adviser and determined such fees were comparable to those of the applicable funds. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of each Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the advisory fee waivers and/or expense reimbursements currently in place and whether the investment process produced economies of scale. The Board noted that the advisory fee for all Funds other than the Small Cap Growth Fund includes a breakpoint. The Board concluded that each Fund’s advisory fee reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits - Wilshire

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Nature, Extent and Quality of Services - Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided or to be provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. For the continuing Subadvisers, the Board also considered the Subadviser’s compliance with investment policies and general legal compliance. For Tho-mas White, the Board also considered the Subadviser’s general legal compliance and the assessment of the Trust’s chief compliance officer regarding the Subadviser’s compliance program. In addition, the Board considered the analysis provided under the Adviser’s oversight program, which concluded that each Subadviser was providing or would provide reasonable services and recommended that each Subadvisory Agreement for each Fund be continued or approved, as applicable.

Based upon all relevant factors, the Board concluded that the investment performance of Pzena and New York Life with respect to the Equity Fund, AllianceBernstein with respect to the Socially Responsible Fund, Copper Rock and BNY with respect to the Small Cap Growth Fund, PanAgora with respect to the Equity Fund and Western Asset and Western Asset Limited with respect to the Income Fund met or exceeded acceptable levels of investment performance and, therefore, was satisfactory. The Board noted AllianceBernstein’s underperformance with respect to the Equity Fund since AllianceBernstein’s investment strategy changed in August 2006, but determined to recommend continuation of the Subadvisory Agreement given AllianceBernstein’s short tenure employing the new investment strategy for the Equity Fund. The Board determined that Western Asset’s underperformance with respect to the Short-Term Investment Fund was a result of its small size and expenses and, therefore concluded that investment performance was satisfactory. The Board concluded that the investment performance for other funds managed by Thomas White similar to the International Equity Fund exceeded acceptable levels of investment performance and, therefore, was expected to be satisfactory.

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Subadvisory fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees, and that the aggregate advisory fee was deemed reasonable by the Board.

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Funds than was charged to their Other Clients. For those Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were generally competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Funds. Accordingly, the Board concluded that they need not review estimated levels of profits to the Subadvisers in order to conclude, as they did, that profitability to the Subadvisers was not unreasonable.

Economies of Scale - Subadvisers

The Board considered whether there are or may be economies of scale with respect to the subadvisory services provided or to be provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits - Subadvisers

The Board also considered the character and amount of other incidental benefits received or to be received by each Subadviser. The Board considered each Subadviser’s soft dollar practices and, if applicable, use of affiliated brokerage. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund. The Board also determined that the terms of each Subadvisory Agreement continue to be or are fair and reasonable and that the continuation or approval of each Subadvisory Agreement, as applicable, is in the best interests of each Fund.

WILSHIRE VARIABLE INSURANCE TRUST TAX INFORMATION (Unaudited)

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
Equity Fund	21.18%
Income Fund	0.34%
International Equity Fund	9.30%
Socially Responsible Fund	100.00%

The Funds designate long-term capital gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code as follows:

Fund
Equity Fund	$26,711,914
International Equity Fund	2,926,617
Socially Responsible Fund	4,561,226

WILSHIRE VARIABLE INSURANCE TRUST ANNUAL REPORT December 31, 2007

Wilshire Variable Insurance Trust

Equity Fund	Small Cap Growth Fund
Balanced Fund	International Equity Fund
Income Fund	Socially Responsible Fund
Short Term Investment Fund

Board Of Trustees

Roger A. Formisano	Lawrence E. Davanzo
Richard A. Holt	George J. Zock
Harriet A. Russell	Chairman of the Board

Officers of the Funds

Lawrence E. Davanzo	Danny S. Kang
President	Treasurer
Helen Thompson
Secretary and Chief Compliance Officer

Administrator and Transfer Agent	Investment Subadvisers (continued)
PFPC Inc.	New York Life Investment Management LLC
760 Moore Road	51 Madison Avenue
King of Prussia, PA 19406	New York, NY 15258

PanAgora Asset Management, Inc.
Investment Adviser	260 Franklin Street, 22nd Floor
Wilshire Associates Incorporated	Boston, MA 02110
1299 Ocean Avenue Santa Monica, CA 90401-1085	Pzena Investment Management, LLC 120 West 45th Street New York, NY 10036

Custodian	Thomas White International, Ltd.
PFPC Trust Company	440 South LaSalle Street, Suite 3900
The Eastwick Center	Chicago, IL 60605
8800 Tinicum Boulevard Philadelphia, PA 19153	Western Asset Management Company 117 E. Colorado Blvd., Suite 600 Pasadena, CA 91105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP	Western Asset Management Limited
Two Commerce Square	155 Bishopsgate, London England
2001 Market Street, Suite 1700	EC2M 3XG
Philadelphia, PA 19103-7042

Investment Subadvisers

AllianceBernstein L.P.

767 Fifth Avenue

New York, NY 10153

BNY Asset Management

1633 Broadway, 13th Floor

New York, NY 10019

Copper Rock Capital Partners, LLC

200 Clarendon Street

Boston, MA 02116

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-888-200-6796

ANNUAL REPORT

2010 AGGRESSIVE FUND

2010 MODERATE FUND

2010 CONSERVATIVE FUND

2015 MODERATE FUND

2025 MODERATE FUND

2035 MODERATE FUND

2045 MODERATE FUND

December 31, 2007

Shares of the Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Trust’s shares only if accompanied or preceded by the Trust’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by PFPC Distributors, Inc.

Dear Shareholders:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust (the “Trust”) Target Maturity Funds (the “Funds”). This report covers the period from January 1, 2007 to December 31, 2007 (the “Period”), for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund.

A disciplined approach to investing is the hallmark of the Wilshire Associates’ management of the Wilshire Variable Insurance Trust. Each of the Funds is constructed to provide shareholders diversified exposure to a segment of the global investment market. We are committed to provide our valued shareholders with investment vehicles they can rely on to provide an opportunity to generate long-term returns appropriate for retirement investing. We strive to provide you with excellent investment options and appreciate your continued confidence in our work as you plan for retirement.

Discussion of the Capital Markets for the Period

The most recent GDP figures showed improving economic activities during the 3rd quarter from the previous quarter. The GDP figure showed that the economy grew 4.9% during the 3rd quarter, confirming the solid 3.8% growth from the previous quarter. Inflation continued to be stable, particularly when measured excluding food & energy components. The core inflation rate grew at an annual rate of 2%, in line with the Federal Reserve’s comfort zone. However, inflationary concerns continued to weigh on investors’ minds as inflation was trending notably higher toward the end of the year. Rising energy prices were partially to blame for the persistent inflation concern. Oil prices advanced from $61 per barrel finishing the year at $96 per barrel, a whopping 57% increase over the Period. During the 4th quarter, oil prices flirted with the $100 a barrel level. Job growth slowed toward the end of the year with the addition of only 18,000 new jobs in the month of December while a total of 264,000 jobs were created in the two previous months. According to the Department of Labor, the unemployment rate inched up to 5%, the highest it had been since Q4 2006. The picture of the housing sector deteriorated further during the Period; existing home sales fell 20% year-over-year.

The sluggish domestic economy weighed heavily on the U.S. equity markets during the Period. The domestic market as measured by the comprehensive Dow Jones Wilshire 5000 Index (“Stock Index”) advanced 5.62% for the Period, continuing a positive trend for the 5th consecutive year. The strength within the market was seen in large cap stocks and growth stocks, which took over the leadership roles from small cap and value stocks. The small cap value segment of the market was mired by its heavy exposure to housing stocks and financial companies, two industries that lost considerable ground during the year. Growth stocks on the other hand performed well, especially within the small cap growth segment.

Growth stocks outperformed value stocks partially due to limited exposure to the financials sector, which was plagued by unrelenting losses from the sub-prime debt crisis. Financial stocks as a group are the largest component within the value indices, and their beleaguered performance contributed to the underperformance of value stocks for the year. For similar reasons, the Russell 1000 Value Index’s higher exposure to sub-prime mortgage originators contributed to its underperformance relative to the Russell 2000 Value Index over the Period. In contrast, cyclical sectors such as Industrials, Materials, and Energy continued to provide leadership and posted better returns over the Period.

For the sixth consecutive year, non-U.S. stocks performed better than U.S. stocks. In U.S. dollar terms, non-U.S. stocks as measured by the MSCI AC World ex U.S. Index returned 16.65% for the year versus the 5.62% return for the Stock Index. The continuing valuation of the dollar partially contributed to the advance of non-U.S. stocks and emerging markets around the world provided the strongest leadership, particularly from the BRIC countries (Brazil, Russia, India, and China). Developed foreign markets gained 11.17%, almost twice the gain of the U.S. market, and Emerging Markets had a spectacular year, returning 39.39% for the year.

The sub-prime debt crisis and the subsequent tightening of liquidity significantly impacted the bond market, especially high yield bonds. The Federal Reserve’s Open Market Committee continued with its interest rate tightening campaign throughout the year. The key Fed Funds Rate ended the year at 4.25%. Bond investors benefited from a broadly based flight to quality as high quality investment grade bonds, led by U.S. Treasury issues, returned more than domestic equities for the Period. The broad market index, the Lehman Brothers Aggregate Bond Index returned 6.96% for the year, more than the Stock Index return of 5.62% for the same period. The high yield bond segment of the bond market was marked by mortgage and sub-prime damages, its return substantially trailing the high credit quality U.S. Treasury securities. For the year, the Lehman Brothers U.S. High Yield index returned 1.83% versus the Lehman Brothers Long-term Treasury Index’s 9.81% return.

We appreciate our loyal shareholders’ business and your ongoing support. Thank you for your continued confidence in Wilshire Associates.

Sincerely,

Lawrence E. Davanzo, President

1

WILSHIRE VARIABLE INSURANCE TRUST 2010 AGGRESSIVE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.35%
Inception (05/1/06) through 12/31/07	5.86%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2010 Aggressive Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 40% S&P 500 Index, 8% Russell 2000 Growth Index, 16% MSCI EAFE Index, 17% Lehman Brothers Aggregate Bond Index and 19% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 8.45% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

2

WILSHIRE VARIABLE INSURANCE TRUST 2010 AGGRESSIVE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2010 Aggressive Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Aggressive Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2010 Aggressive Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2010 Aggressive Fund returned 4.35% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Over the Period, the Fund maintained approximately 65% of its assets in a diversified portfolio of domestic and international equities while investing the remaining 35% of its assets in high credit-quality intermediate-term and short-term bonds.

The 2010 Aggressive Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2010 Aggressive Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2010 Aggressive Fund. The 2010 Aggressive Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

3

WILSHIRE VARIABLE INSURANCE TRUST 2010 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.47%
Inception (05/1/06) through 12/31/07	5.51%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2010 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 25% S&P 500 Index, 6% Russell 2000 Growth Index, 10% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 37% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 3.10% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

4

WILSHIRE VARIABLE INSURANCE TRUST 2010 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2010 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2010 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2010 Moderate Fund returned 4.47% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Investors’ objectives of seeking current income and capital appreciation are balanced in the Fund’s portfolio, which maintained approximately 59% of its assets in high-credit quality intermediate-term and short-term bond investments while investing the remaining 41% in diversified domestic and international equities.

The 2010 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2010 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2010 Moderate Fund. The 2010 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

5

WILSHIRE VARIABLE INSURANCE TRUST 2010 CONSERVATIVE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	3.93%
Inception (05/1/06) through 12/31/07	5.13%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2010 Conservative Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 12% S&P 500 Index, 2% Russell 2000 Growth Index, 7% MSCI EAFE Index, 35% Lehman Brothers Aggregate Bond Index and 44% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 5.46% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

6

WILSHIRE VARIABLE INSURANCE TRUST 2010 CONSERVATIVE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2010 Conservative Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Conservative Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2010 Conservative Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2010 Conservative Fund returned 3.93% for the year ended December 31, 2007 (the “Period”). The Fund’s investment in fixed income provided steady and stable income returns to investors. The Fund’s small allocation to the globally balanced equity markets added to its return as equity returns far exceeded the returns from bonds for the Period. For conservative investors seeking current income and preservation of capital, the Fund maintained approximately 80% of its assets in high-credit quality intermediate-term and short-term bond investments over the Period.

The 2010 Conservative Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2010 Conservative Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2010 Conservative Fund. The 2010 Conservative Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

7

WILSHIRE VARIABLE INSURANCE TRUST 2015 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.57%
Inception (05/1/06) through 12/31/07	6.00%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2015 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 27% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 0.85% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

8

WILSHIRE VARIABLE INSURANCE TRUST 2015 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2015 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2015 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2015 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2015 Moderate Fund returned 4.57% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Investors’ objectives of seeking current income and capital appreciation are balanced in the Fund’s portfolio, which maintained approximately 49% of its assets in high-credit quality intermediate-term and short-term bond investments while investing the remaining 51% in diversified domestic and international equities.

The 2015 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2015 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2015 Moderate Fund. The 2015 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

9

WILSHIRE VARIABLE INSURANCE TRUST 2025 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.36%
Inception (05/1/06) through 12/31/07	6.22%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2025 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 42% S&P 500 Index, 9% Russell 2000 Growth Index, 11% MSCI EAFE Index, 20% Lehman Brothers Aggregate Bond Index and 18% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 1.22% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

10

WILSHIRE VARIABLE INSURANCE TRUST 2025 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2025 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2025 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2025 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2025 Moderate Fund returned 4.36% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Investors’ objectives of current income and capital appreciation are balanced in the Fund’s portfolio, which maintained approximately 38% of its assets in high-credit quality intermediate-term and short-term bond investments while investing the remaining 62% in diversified domestic and international equities.

The 2025 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2025 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2025 Moderate Fund. The 2025 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

11

WILSHIRE VARIABLE INSURANCE TRUST 2035 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.61%
Inception (05/1/06) through 12/31/07	6.20%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2035 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 57% S&P 500 Index, 13% Russell 2000 Growth Index, 12% MSCI EAFE Index, 10% Lehman Brothers Aggregate Bond Index and 8% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 2.87% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

12

WILSHIRE VARIABLE INSURANCE TRUST 2035 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2035 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2035 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2035 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2035 Moderate Fund returned 4.61% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Investors’ objectives of current income and capital appreciation are balanced in the Fund’s portfolio, which maintained 82% of its assets in a diversified portfolio of domestic and international equities while investing the remaining 18% of its assets in high-credit quality intermediate-term and short-term bonds over the Period.

The 2035 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2035 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2035 Moderate Fund. The 2035 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

13

WILSHIRE VARIABLE INSURANCE TRUST 2045 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	3.95%
Inception (05/1/06) through 12/31/07	5.91%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2045 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 70% S&P 500 Index, 13% Russell 2000 Growth Index, 15% MSCI EAFE Index and 2% Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 5.17% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

14

WILSHIRE VARIABLE INSURANCE TRUST 2045 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2045 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2045 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2045 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2045 Moderate Fund returned 3.95% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. Given the long invesment horizon of the Fund’s investors, the Fund’s primary investment objective is capital appreciation. Over the Period, the Fund maintained consistent equity exposures to both domestic and international equities. It is expected, however, that as the Fund moves closer to its targeted retirement or maturity date its portfolio will gradually become less equity-oriented and more balanced with higher fixed income allocations.

The 2045 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2045 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2045 Moderate Fund. The 2045 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

15

WILSHIRE VARIABLE INSURANCE TRUST DISCLOSURE OF FUND EXPENSES For the Six Month Period Ended December 31, 2007 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

16

WILSHIRE VARIABLE INSURANCE TRUST DISCLOSURE OF FUND EXPENSES - (Continued) For the Six Month Period Ended December 31, 2007 (Unaudited)

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expense Ratio(1)(2)	Expenses Paid During Period 7/1/2007-12/31/2007(3)(4)
2010 Aggressive Fund
Actual Fund Return	$1,000.00	$991.79	0.50%	$2.52
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2010 Moderate Fund
Actual Fund Return	$1,000.00	$1,002.48	0.50%	$2.54
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2010 Conservative Fund
Actual Fund Return	$1,000.00	$1,013.18	0.50%	$2.55
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2015 Moderate Fund
Actual Fund Return	$1,000.00	$998.38	0.50%	$2.53
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2025 Moderate Fund
Actual Fund Return	$1,000.00	$993.92	0.50%	$2.53
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2035 Moderate Fund
Actual Fund Return	$1,000.00	$981.09	0.50%	$2.51
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2045 Moderate Fund
Actual Fund Return	$1,000.00	$966.40	0.50%	$2.49
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56

(1)	The expense ratio does not include the expenses of the affiliated funds.

(2)	Annualized, based on the Fund’s expenses for the period.

(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(4)	Expenses shown do not include annuity contract fees.

17

WILSHIRE VARIABLE INSURANCE TRUST SCHEDULES OF INVESTMENTS	December 31, 2007

2010 Aggressive Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 101.3%
18,611	Wilshire Variable Insurance Trust Equity Fund*	$427,490
12,902	Wilshire Variable Insurance Trust Income Fund*	158,689
10,681	Wilshire Variable Insurance Trust International Equity Fund*	175,590
17,962	Wilshire Variable Insurance Trust Short-Term Investment Fund*	190,573
5,753	Wilshire Variable Insurance Trust Small Cap Growth Fund*	93,311

Total Investments in Underlying Funds (Cost $1,104,099)		1,045,653
Other Assets & Liabilities, Net — (1.3)%		(12,943)

NET ASSETS — 100.0%		$1,032,710

2010 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 101.5%
32,224	Wilshire Variable Insurance Trust Equity Fund*	$740,188
43,331	Wilshire Variable Insurance Trust Income Fund*	532,971
18,934	Wilshire Variable Insurance Trust International Equity Fund*	311,281
83,061	Wilshire Variable Insurance Trust Short-Term Investment Fund*	881,274
11,344	Wilshire Variable Insurance Trust Small Cap Growth Fund*	184,005

Total Investments in Underlying Funds (Cost $2,769,521)		2,649,719
Other Assets & Liabilities, Net — (1.5)%		(38,414)

NET ASSETS — 100.0%		$2,611,305

2010 Conservative Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 99.9%
7,528	Wilshire Variable Insurance Trust Equity Fund*	$172,919
25,843	Wilshire Variable Insurance Trust Income Fund*	317,867
5,454	Wilshire Variable Insurance Trust International Equity Fund*	89,666
38,663	Wilshire Variable Insurance Trust Short-Term Investment Fund*	410,215
1,871	Wilshire Variable Insurance Trust Small Cap Growth Fund*	30,343

Total Investments in Underlying Funds (Cost $1,053,065)		1,021,010
Other Assets & Liabilities, Net — 0.1%		589

NET ASSETS — 100.0%		$1,021,599

2015 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 99.3%
117,978	Wilshire Variable Insurance Trust Equity Fund*	$2,709,952
153,320	Wilshire Variable Insurance Trust Income Fund*	1,885,836
65,930	Wilshire Variable Insurance Trust International Equity Fund*	1,083,884
194,053	Wilshire Variable Insurance Trust Short-Term Investment Fund*	2,058,904
46,725	Wilshire Variable Insurance Trust Small Cap Growth Fund*	757,881

Total Investments in Underlying Funds (Cost $8,888,409)		8,496,457
Other Assets & Liabilities, Net — 0.7%		58,743

NET ASSETS — 100.0%		$8,555,200

See Notes to Financial Statements.

18

WILSHIRE VARIABLE INSURANCE TRUST SCHEDULES OF INVESTMENTS - (Continued)	December 31, 2007

2025 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 97.5%
125,053	Wilshire Variable Insurance Trust Equity Fund*	$2,872,475
101,001	Wilshire Variable Insurance Trust Income Fund*	1,242,313
53,635	Wilshire Variable Insurance Trust International Equity Fund*	881,762
110,671	Wilshire Variable Insurance Trust Short-Term Investment Fund*	1,174,217
41,928	Wilshire Variable Insurance Trust Small Cap Growth Fund*	680,070

Total Investments in Underlying Funds (Cost $7,232,332)		6,850,837
Other Assets & Liabilities, Net — 2.5%		177,056

NET ASSETS — 100.0%		$7,027,893

2035 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 99.3%
85,632	Wilshire Variable Insurance Trust Equity Fund*	$1,966,964
29,707	Wilshire Variable Insurance Trust Income Fund*	365,402
32,332	Wilshire Variable Insurance Trust International Equity Fund*	531,530
27,362	Wilshire Variable Insurance Trust Short-Term Investment Fund*	290,310
26,309	Wilshire Variable Insurance Trust Small Cap Growth Fund*	426,738

Total Investments in Underlying Funds (Cost $3,845,788)		3,580,944
Other Assets & Liabilities, Net — 0.7%		25,949

NET ASSETS — 100.0%		$3,606,893

2045 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 99.2%
53,874	Wilshire Variable Insurance Trust Equity Fund*	$1,237,493
3,098	Wilshire Variable Insurance Trust Income Fund*	38,108
21,216	Wilshire Variable Insurance Trust International Equity Fund*	348,795
13,588	Wilshire Variable Insurance Trust Small Cap Growth Fund*	220,392

Total Investments in Underlying Funds (Cost $2,026,835)		1,844,788
Other Assets & Liabilities, Net — 0.8%		15,306

NET ASSETS — 100.0%		$1,860,094

*	Affiliated fund.

See Notes to Financial Statements.

19

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF ASSETS AND LIABILITIES December 31, 2007

	2010 AGGRESSIVE FUND	2010 MODERATE FUND	2010 CONSERVATIVE FUND	2015 MODERATE FUND	2025 MODERATE FUND	2035 MODERATE FUND	2045 MODERATE FUND
ASSETS:
Investments, at cost (Note 2)	$1,104,099	$2,769,521	$1,053,065	$8,888,409	$7,232,332	$3,845,788	$2,026,835

Investments, at value (Note 2),^ See accompanying schedules	$1,045,653	$2,649,719	$1,021,010	$8,496,457	$6,850,837	$3,580,944	$1,844,788
Receivable for Fund shares sold	—	3,349	2,386	83,426	193,876	31,699	16,882
Due from Adviser (Note 3)	9,517	5,995	8,095	—	—	6,660	8,867
Dividends and interest receivable	81	182	23	608	530	214	140

Total Assets	1,055,251	2,659,245	1,031,514	8,580,491	7,045,243	3,619,517	1,870,677

LIABILITIES:
Payable for Fund shares redeemed	13,527	39,069	1,146	8,319	6,244	3,141	1,568
Investment advisory fees payable (Note 3)	—	—	—	7,681	1,602	—	—
Administration and Accounting fees payable	4,165	4,164	4,165	4,161	4,162	4,164	4,165
Chief Compliance Officer fees	20	29	22	65	50	31	23
Custody fees payable	2,422	2,273	2,224	2,313	2,364	2,516	2,260
Transfer Agent fees payable	1,250	1,250	1,250	1,250	1,250	1,250	1,250
Accrued expenses and other payables	1,157	1,155	1,108	1,502	1,678	1,522	1,317

Total Liabilities	22,541	47,940	9,915	25,291	17,350	12,624	10,583

NET ASSETS	$1,032,710	$2,611,305	$1,021,599	$8,555,200	$7,027,893	$3,606,893	$1,860,094

NET ASSETS consist of:
Undistributed accumulated net investment income	$37,232	$91,706	$37,769	$287,050	$248,621	$137,277	$74,075
Accumulated net realized gain on investments	30,589	53,055	20,685	193,415	195,209	129,486	96,456
Net unrealized depreciation of investments	(58,446)	(119,802)	(32,055)	(391,952)	(381,495)	(264,844)	(182,047)
Paid-in capital	1,023,335	2,586,346	995,200	8,466,687	6,965,558	3,604,974	1,871,610

NET ASSETS	$1,032,710	$2,611,305	$1,021,599	$8,555,200	$7,027,893	$3,606,893	$1,860,094

SHARES OUTSTANDING:
(Unlimited shares authorized, per fund)	94,212	239,424	95,180	781,927	639,093	326,774	169,339

NET ASSET VALUE:
(Offering and redemption price per share)	$10.96	$10.91	$10.73	$10.94	$11.00	$11.04	$10.98

^	Represents value of investments in affiliated funds.

See Notes to Financial Statements.

20

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF OPERATIONS For the Year Ended December 31, 2007

	2010 AGGRESSIVE FUND	2010 MODERATE FUND	2010 CONSERVATIVE FUND	2015 MODERATE FUND	2025 MODERATE FUND	2035 MODERATE FUND	2045 MODERATE FUND
INVESTMENT INCOME:
Dividend income from affiliated funds	$16,339	$57,670	$29,494	$168,200	$114,115	$40,936	$11,731
Interest	574	1,786	832	6,301	5,517	2,267	1,373

Total income	16,913	59,456	30,326	174,501	119,632	43,203	13,104

EXPENSES:
Investment advisory fees (Note 3)	1,894	5,026	2,899	17,048	12,491	5,597	3,113
Administration and Accounting fees (Note 2)	23,332	23,332	23,332	23,332	23,332	23,332	23,332
Chief Compliance Officer fees	12	21	14	59	43	24	14
Custodian fees	6,473	6,360	6,296	6,244	6,199	6,670	6,543
Transfer agent fees (Note 3)	12,521	12,521	12,521	12,521	12,521	12,521	12,521
Offering costs	2,212	2,212	2,212	2,212	2,212	2,212	2,212
Professional fees	53	135	89	492	345	134	79
Printing fees	79	250	75	1,673	2,162	1,454	746
Pricing out-of-pocket expenses	1,847	1,853	1,849	1,874	1,865	1,853	1,849
Trustees’ fees and expenses (Note 3)	11	4	1	27	17	5	1
Other	15	35	38	177	118	35	26

Total expenses	48,449	51,749	49,326	65,659	61,305	53,837	50,436
Fees waived and reimbursed by investment adviser (Note 2)	(42,825)	(41,652)	(42,268)	(38,388)	(40,544)	(42,924)	(43,073)
Fees waived by Fund’s administrator (Note 2)	(2,917)	(2,917)	(2,917)	(2,917)	(2,917)	(2,917)	(2,917)

Net expenses	2,707	7,180	4,141	24,354	17,844	7,996	4,446

Net Investment Income	14,206	52,276	26,185	150,147	101,788	35,207	8,658

NET REALZIED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (Notes 2 and 5)
Net realized gain/(loss) from:
Sales of investments in affiliated funds	914	—	6,948	3,928	3,643	—	13,418
Distributions from affiliated funds	50,603	90,276	23,168	324,297	336,209	229,408	146,244
Net change in unrealized appreciation/depreciation of:
Investments in affiliated funds	(58,868)	(118,941)	(27,633)	(390,188)	(390,236)	(267,269)	(185,236)

Net realized and unrealized gain/(loss) on investments in affiliated funds	(7,351)	(28,665)	2,483	(61,963)	(50,384)	(37,861)	(25,574)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,855	$23,611	$28,668	$88,184	$51,404	$(2,654)	$(16,916)

See Notes to Financial Statements.

21

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF CHANGES IN NET ASSETS For the Year Ended December 31, 2007

	2010 AGGRESSIVE FUND	2010 MODERATE FUND	2010 CONSERVATIVE FUND	2015 MODERATE FUND	2025 MODERATE FUND	2035 MODERATE FUND	2045 MODERATE FUND
Operations:
Net investment income	$14,206	$52,276	$26,185	$150,147	$101,788	$35,207	$8,658
Net realized gain on investments and distributions from affiliated funds	51,517	90,276	30,116	328,225	339,852	229,408	159,662
Net change in unrealized appreciation/depreciation of investments of affiliates	(58,868)	(118,941)	(27,633)	(390,188)	(390,236)	(267,269)	(185,236)

Net increase/(decrease) in net assets resulting from operations	6,855	23,611	28,668	88,184	51,404	(2,654)	(16,916)

Distributions to Shareholders From:
Net investment income	(450)	(4,810)	(11,345)	(36,996)	(21,133)	(1,260)	—
Net realized capital gains	(3,244)	(1,882)	(1,967)	(26,389)	(17,265)	(4,239)	(4,702)

Total distributions to shareholders	(3,694)	(6,692)	(13,312)	(63,385)	(38,398)	(5,499)	(4,702)

Capital Stock Transactions: (Dollars)
Shares sold	986,994	2,399,630	891,767	7,340,075	5,840,518	3,517,371	1,777,398
Shares issued as reinvestment of distributions	3,694	6,692	13,312	63,385	38,398	5,499	4,702
Shares redeemed	(115,724)	(116,610)	(351,574)	(807,330)	(235,680)	(231,639)	(189,203)

Net increase in net assets from capital stock transactions	874,964	2,289,712	553,505	6,596,130	5,643,236	3,291,231	1,592,897

Net increase in net assets	878,125	2,306,631	568,861	6,620,929	5,656,242	3,283,078	1,571,279
NET ASSETS:
Beginning of year	154,585	304,674	452,738	1,934,271	1,371,651	323,815	288,815

End of year	$1,032,710	$2,611,305	$1,021,599	$8,555,200	$7,027,893	$3,606,893	$1,860,094

Undistributed net investment income at end of period	$37,232	$91,706	$37,769	$287,050	$248,621	$137,277	$74,075

Capital Share Transactions:
Shares sold	89,920	220,344	83,072	666,511	527,898	316,534	158,407
Shares issued as reinvestment of distributions	335	611	1,237	5,763	3,473	494	424
Shares redeemed	(10,705)	(10,630)	(32,399)	(73,938)	(21,693)	(20,896)	(16,771)

Net increase in shares outstanding	79,550	210,325	51,910	598,336	509,678	296,132	142,060

See Notes to Financial Statements.

22

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF CHANGES IN NET ASSETS For the Period May 1, 2006 through December 31, 2006

	2010 AGGRESSIVE FUND	2010 MODERATE FUND	2010 CONSERVATIVE FUND	2015 MODERATE FUND	2025 MODERATE FUND	2035 MODERATE FUND	2045 MODERATE FUND
Operations:
Net investment income	$2,662	$7,021	$13,557	$39,201	$23,344	$3,469	$1,939
Net realized gain on investments and distributions from affiliated funds	3,130	1,880	1,908	26,277	17,244	4,178	4,701
Net change in unrealized appreciation/depreciation of investments in affiliated funds	422	(861)	(4,422)	(1,764)	8,741	2,425	3,189

Net increase in net assets resulting from operations	6,214	8,040	11,043	63,714	49,329	10,072	9,829

Capital Stock Transactions: (Dollars)
Shares sold	178,041	305,340	466,597	2,257,586	1,383,941	318,677	291,718
Shares redeemed	(29,670)	(8,706)	(24,902)	(387,029)	(61,619)	(4,934)	(12,732)

Net increase in net assets from capital stock transactions	148,371	296,634	441,695	1,870,557	1,322,322	313,743	278,986

Net increase in net assets	154,585	304,674	452,738	1,934,271	1,371,651	323,815	288,815
NET ASSETS:
Beginning of period	—	—	—	—	—	—	—

End of period	$154,585	$304,674	$452,738	$1,934,271	$1,371,651	$323,815	$288,815

Undistributed net investment income at end of period	$2,662	$7,021	$13,557	$39,201	$23,344	$3,469	$2,212

Capital Share Transactions:
Shares sold	17,574	29,963	45,715	221,881	135,342	31,128	28,483
Shares redeemed	(2,912)	(864)	(2,445)	(38,290)	(5,927)	(486)	(1,204)

Net increase in shares outstanding	14,662	29,099	43,270	183,591	129,415	30,642	27,279

See Notes to Financial Statements.

23

WILSHIRE VARIABLE INSURANCE TRUST 2010 AGGRESSIVE FUND FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.54	$10.00

Income from investment operations:
Net investment income[2]	0.29	0.44
Net realized and unrealized gain on investments	0.16	0.10

Total from investment operations	0.45	0.54

Less distributions:
From net investment income	— [3]	—
From capital gains	(0.03)	—

Total distributions	(0.03)	—

Net asset value, end of period	$10.96	$10.54

Total return[4,5]	4.35%	5.40%[6]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,033	$155
Operating expenses including reimbursement/waiver†	0.50%	0.50%[7]
Operating expenses excluding reimbursement/waiver†	8.95%	89.67%[7]
Net investment income†	2.62%	6.47%[7]
Portfolio turnover rate	4%	53%[6]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Less than $0.01 per share.

[4]	Total return represents the total return for the period indicated.

[5]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[6]	Non-annualized.

[7]	Annualized.

See Notes to Financial Statements.

24

WILSHIRE VARIABLE INSURANCE TRUST 2010 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.47	$10.00

Income/(loss) from investment operations:
Net investment income[2]	0.40	0.75
Net realized and unrealized gain/(loss) on investments	0.07	(0.28)

Total from investment operations	0.47	0.47

Less distributions:
From net investment income	(0.02)	—
From capital gains	(0.01)	—

Total distributions	(0.03)	—

Net asset value, end of period	$10.91	$10.47

Total return[3,4]	4.47%	4.70%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,611	$305
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	3.60%	56.99%[6]
Net investment income†	3.64%	10.85%[6]
Portfolio turnover rate	0%	0%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.

See Notes to Financial Statements.

25

WILSHIRE VARIABLE INSURANCE TRUST 2010 CONSERVATIVE FUND FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.46	$10.00

Income/(loss) from investment operations:
Net investment income[2]	0.34	0.77
Net realized and unrealized gain/(loss) on investments	0.07	(0.31)

Total from investment operations	0.41	0.46

Less distributions:
From net investment income	(0.12)	—
From capital gains	(0.02)	—

Total distributions	(0.14)	—

Net asset value, end of period	$10.73	$10.46

Total return[3,4]	3.93%	4.60%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,022	$453
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	5.96%	30.69%[6]
Net investment income†	3.16%	11.21%[6]
Portfolio turnover rate	16%	10%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.

See Notes to Financial Statements.

26

WILSHIRE VARIABLE INSURANCE TRUST 2015 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.54	$10.00

Income/(loss) from investment operations:
Net investment income[2]	0.34	0.61
Net realized and unrealized gain/(loss) on investments	0.14	(0.07)

Total from investment operations	0.48	0.54

Less distributions:
From net investment income	(0.05)	—
From capital gains	(0.03)	—

Total distributions	(0.08)	—

Net asset value, end of period	$10.94	$10.54

Total return[3,4]	4.57%	5.40%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,555	$1,934
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	1.35%	8.69%[6]
Net investment income†	3.08%	8.87%[6]
Portfolio turnover rate	3%	55%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.

See Notes to Financial Statements.

27

WILSHIRE VARIABLE INSURANCE TRUST 2025 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.60	$10.00

Income from investment operations:
Net investment income[2]	0.32	0.54
Net realized and unrealized gain on investments	0.14	0.06

Total from investment operations	0.46	0.60

Less distributions:
From net investment income	(0.03)	—
From capital gains	(0.03)	—

Total distributions	(0.06)	—

Net asset value, end of period	$11.00	$10.60

Total return[3,4]	4.36%	6.00%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,028	$1,372
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	1.72%	12.72%[6]
Net investment income†	2.85%	7.83%[6]
Portfolio turnover rate	2%	10%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.

See Notes to Financial Statements.

28

WILSHIRE VARIABLE INSURANCE TRUST 2035 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.57	$10.00

Income from investment operations:
Net investment income[2]	0.24	0.40
Net realized and unrealized gain on investments	0.24	0.17

Total from investment operations	0.48	0.57

Less distributions:
From net investment income	— [3]	—
From capital gains	(0.01)	—

Total distributions	(0.01)	—

Net asset value, end of period	$11.04	$10.57

Total return[4,5]	4.61%	5.70%[6]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,607	$324
Operating expenses including reimbursement/waiver†	0.50%	0.50%[7]
Operating expenses excluding reimbursement/waiver†	3.37%	61.49%[7]
Net investment income†	2.20%	5.78%[7]
Portfolio turnover rate	0%	4%[6]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Amount is less than $0.01 per share.

[4]	Total return represents the total return for the period indicated.

[5]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[6]	Non-annualized.

[7]	Annualized.

See Notes to Financial Statements.

29

WILSHIRE VARIABLE INSURANCE TRUST 2045 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.59	$10.00

Income from investment operations:
Net investment income[2]	0.11	0.26
Net realized and unrealized gain on investments	0.31	0.33

Total from investment operations	0.42	0.59

Less distributions:
From net investment income	—	—
From capital gains	(0.03)	—

Total distributions	(0.03)	—

Net asset value, end of period	$10.98	$10.59

Total return[3,4]	3.95%	5.90%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,860	$289
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	5.67%	71.81%[6]
Net investment income†	0.97%	3.79%[6]
Portfolio turnover rate	14%	0%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.

See Notes to Financial Statements.

30

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS December 31, 2007

1.	Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial ownership (shares) in 14 separate investment portfolios. The portfolios presented in these financial statements are: 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (collectively the “Funds”, each a “Fund” of the Trust). The financial statements for the (“Underlying Funds”) are included in a separate annual report. The Funds operate under a fund of funds structure and invest substantially all of their assets in the Underlying Funds according to an asset allocation strategy designed for investors planning to retire in certain target years. Sponsorship of the Trust (formerly Horace Mann Mutual Funds) transferred from The Horace Mann Companies to Wilshire Associates Incorporated (the “Adviser”) on September 30, 2004. Shares are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Great American Life Insurance Company.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation.

2.	Significant Accounting Policies.

Security Valuation — Investments by the Funds in Underlying Funds are valued at their net asset values as reported by the Underlying Funds.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from Underlying Funds are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or another reasonable basis. Expenses which are attributable to Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

3.	Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

31

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

For the year ended December 31, 2007, the Adviser provided services and assumed expenses pursuant to the Investment Advisory Agreement, for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on Funds Average Net Assets
2010 Aggressive Fund	0.35%
2010 Moderate Fund	0.35%
2010 Conservative Fund	0.35%
2015 Moderate Fund	0.35%
2025 Moderate Fund	0.35%
2035 Moderate Fund	0.35%
2045 Moderate Fund	0.35%

The Adviser has contractually agreed to waive fees and/or reimburse expenses through April 30, 2009, so that the annual operating expenses for each Fund for this period will not exceed 0.50% (exclusive of underlying fund fees) (the “Expense Limitation”). Each Fund, for a period not to exceed three years from commencement of operations, will repay the Adviser any expenses in excess of the Expense Limitation, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation.

For the year ended December 31, 2007, the Adviser waived fees and reimbursed expenses in the amounts listed below.

Fund	Fees Waived/Reimbursed
2010 Aggressive Fund	$42,825
2010 Moderate Fund Fund	41,652
2010 Conservative Fund	42,268
2015 Moderate Fund	38,388
2025 Moderate Fund	40,544
2035 Moderate Fund	42,924
2045 Moderate Fund	43,073

At December 31, 2007, the balance of recoupable expenses along with the year of expiration for the Funds are as follows:

Fund	2009	2010	Total
2010 Aggressive Fund	$25,270	$42,825	$68,095
2010 Moderate Fund Fund	25,101	41,652	66,753
2010 Conservative Fund	25,055	42,268	67,323
2015 Moderate Fund	24,725	38,388	63,113
2025 Moderate Fund	24,989	40,544	65,533
2035 Moderate Fund	25,168	42,924	68,092
2045 Moderate Fund	25,023	43,073	68,096

Because the Underlying Funds have varied fee and expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

PFPC Inc. (“PFPC”) serves as the Fund’s administrator, accounting agent and transfer agent pursuant to a services agreement. PFPC agreed to waive $20,419 of administration fees for the Funds for the period from January 1, 2007 to December 31, 2007.

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers with the exception of the Trust’s Chief Compliance Officer (“CCO”). The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO’s compensation and related out of pocket expenses, and the Adviser pays the remainder of such compensation. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

32

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

4.	Distribution and Service Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to PFPC Distributors, Inc. (the “Distributor”) to reimburse the Distributor for distribution and other services provided to shareholders. Currently, there is no expectation that the Funds will incur expenses for distribution and shareholder services.

5.	Security Transactions.

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of Underlying Funds, were as follows:

Fund	Purchases	Proceeds from Sales
2010 Aggressive Fund	$970,458	$21,547
2010 Moderate Fund	2,463,945	—
2010 Conservative Fund	716,262	128,195
2015 Moderate Fund	7,108,020	162,094
2025 Moderate Fund	5,928,871	64,767
2035 Moderate Fund	3,524,361	—
2045 Moderate Fund	1,858,468	129,030

The federal tax cost, unrealized appreciation and depreciation at December 31, 2007 for each Fund is as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized App/(Dep)
2010 Aggressive Fund	$1,104,280	$3,600	$(62,227)	$(58,627)
2010 Moderate Fund	2,769,521	6,458	(126,260)	(119,802)
2010 Conservative Fund	1,053,113	1,823	(33,926)	(32,103)
2015 Moderate Fund	8,889,315	34,054	(426,912)	(392,858)
2025 Moderate Fund	7,232,619	30,403	(412,185)	(381,782)
2035 Moderate Fund	3,845,846	13,511	(278,413)	(264,902)
2045 Moderate Fund	2,026,896	4,239	(186,347)	(182,108)

New accounting policy - In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements reported on the financial statements for a fiscal period.

6.	Significant Shareholder Activity.

On December 31, 2007, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2010 Aggressive Fund (1 omnibus shareholder)	100%
2010 Moderate Fund (2 omnibus shareholders)	100%
2010 Conservative Fund (1 omnibus shareholder)	100%
2015 Moderate Fund (2 omnibus shareholders)	100%
2025 Moderate Fund (2 omnibus shareholders)	100%
2035 Moderate Fund (2 omnibus shareholders)	100%
2045 Moderate Fund (2 omnibus shareholders)	100%

33

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

7.	Tax Information.

No provision for federal income taxes is required because each Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

In July 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date. The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Funds’ U.S. federal income tax returns filed for the fiscal period ended December 31, 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the Funds’ financial statements.

The tax character of distributions for the year ended December 31, 2007 was as follows:

Fund	2007 Ordinary Income	2007 Capital Gains
2010 Aggressive Fund	$2,136	$1,558
2010 Moderate Fund	4,810	1,882
2010 Conservative Fund	11,789	1,523
2015 Moderate Fund	48,155	15,230
2025 Moderate Fund	24,482	13,916
2035 Moderate Fund	1,326	4,173
2045 Moderate Fund	—	4,702

At December 31, 2007, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	2010 Aggressive Fund	2010 Moderate Fund	2010 Conservative Fund	2015 Moderate Fund	2025 Moderate Fund	2035 Moderate Fund	2045 Moderate Fund
Undistributed ordinary income/(loss)	$38,214	$91,704	$38,337	$291,772	$252,536	$137,277	$80,808
Accumulated capital gain/(loss)	29,788	53,057	20,165	189,599	191,581	129,544	89,784
Unrealized Appreciation/(Depreciation)	(58,627)	(119,802)	(32,103)	(392,858)	(381,782)	(264,902)	(182,108)

Total accumulated income/(loss)	$9,375	$24,959	$26,399	$88,513	$62,335	$1,919	$(11,516)

The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales on all Funds.

34

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

8.	Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications relate primarily to the recharacterization of distributions from the Underlying Funds for tax purposes. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2007, the reclassifications were as follows:

Fund	Increase Undistributed Net Investment Income	Decrease Realized Capital Gains
2010 Aggressive Fund	$20,814	$(20,814)
2010 Moderate Fund	37,219	(37,219)
2010 Conservative Fund	9,372	(9,372)
2015 Moderate Fund	134,698	(134,698)
2025 Moderate Fund	144,622	(144,622)
2035 Moderate Fund	99,861	(99,861)
2045 Moderate Fund	63,205	(63,205)

9.	Indemnifications.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

35

WILSHIRE VARIABLE INSURANCE TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Wilshire Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (seven series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, PA

February 27, 2008

36

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AGREEMENT

During the six months ended December 31, 2007, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (the “Funds”). In the following text, the Advisory Agreement between the Trust and Wilshire is referred to as the “Advisory Agreement.”

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement. In connection with its deliberations regarding the approval of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the existing arrangement; comparative fees and expense ratios as prepared by an independent provider (Lipper Inc.); the profits to be realized by Wilshire; the extent to which Wilshire realized economies of scale as a Fund grows; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve renewal of the Advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 30, 2007 meeting, following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of a meeting of the Contract Review Committee (which is comprised of all the Independent Trustees) held on November 29, 2007. Based upon a review of such information, counsel sent a follow-up memorandum, on behalf of the Independent Trustees, requesting additional information to be considered at the November 29, 2007 meeting.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund as provided by Lipper Inc., (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies as provided by Lipper Inc., and (vii) benefits realized by the Adviser from its relationship with each Fund. At the meeting, the Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Following the receipt of all information, the Contract Review Committee met on November 29, 2007 to discuss the information provided. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of each Fund to renew the Advisory Agreement and recommended to the Board that such Advisory Agreement be renewed. At its meeting on November 30, 2007, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance programs established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreement to administer the Trust’s affairs. The Board also reviewed the Adviser’s financial condition and considered the financial support provided by the

37

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AGREEMENT (Continued)

Adviser to the Funds pursuant to an Expense Limitation Agreement through April 30, 2009. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund are satisfactory.

The Board reviewed information on the performance of each Fund for the one-year period, along with performance information of a relevant securities index. The Board noted that each Fund had underperformed its benchmark, but that each Fund was performing in line with the performance of the underlying funds.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of a peer group of funds. The Board determined that the advisory fee and expense ratio for each Fund were within a competitive range. The Board noted that the Funds have relatively high contractual advisory fees in comparison to their Lipper peer groups, but recognized that the Adviser waives advisory fees and reimburses expenses for such Funds pursuant to an Expense Limitation Agreement. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio and Expense Limitation Agreement currently in place and whether the investment process produced economies of scale. The Board concluded that each Fund’s advisory fee reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

38

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee(2)	Other Directorships Held By Trustee

NON-INTERESTED TRUSTEES

Roger A. Formisano, 59	Trustee	Since 2002	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business; UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	20	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (6 Portfolios)

Richard A. Holt, 66(3)	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	20	Wilshire Mutual Funds, Inc. (6 Portfolios)

Harriet A. Russell, 66	Trustee	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	20	Greater Cincinnati Credit Union Board, Wilshire Mutual Funds, Inc. (6 Portfolios)

George J. Zock, 57	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent consultant; formerly consultant, Horace Mann Service Corporation (2004 to 2005); formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	20	Wilshire Mutual Funds, Inc. (6 Portfolios)

39

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee(2)	Other Directorships Held By Trustee

INTERESTED TRUSTEE AND OFFICERS

Lawrence Davanzo, 55(4)	Trustee, President	Since 2005	President, Wilshire Associates Incorporated (October 2007- present);Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	20	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc. (6 Portfolios)

Danny S. Kang, CPA, 39	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007).	N/A	N/A

Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004	Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited	N/A	N/A

(1)

Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday. Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.

(2)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, including the six series of Wilshire Mutual Funds, Inc.

(3)	Mr. Holt employs Alliance Bernstein L.P., subadvisor to the Equity Fund and Socially Responsible Fund of the Trust, to manage assets that he controls.

(4)	Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

40

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

41

WILSHIRE VARIABLE INSURANCE TRUST TAX INFORMATION (Unaudited)

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
2010 Aggressive Fund	26.59%
2010 Moderate Fund	14.08%
2010 Conservative Fund	4.56%
2015 Moderate Fund	11.34%
2025 Moderate Fund	20.22%
2035 Moderate Fund	100.00%

The Funds designate long-term capital gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code as follows:

Fund
2010 Aggressive Fund	$1,558
2010 Moderate Fund	1,882
2010 Conservative Fund	1,523
2015 Moderate Fund	15,230
2025 Moderate Fund	13,916
2035 Moderate Fund	4,173
2045 Moderate Fund	4,702

42

WILSHIRE VARIABLE INSURANCE TRUST ANNUAL REPORT December 31, 2007

Wilshire Variable Insurance Trust

2010 Aggressive Fund	2025 Moderate Fund
2010 Moderate Fund	2035 Moderate Fund
2010 Conservative Fund	2045 Moderate Fund
2015 Moderate Fund

Board Of Trustees

Roger A. Formisano	Lawrence E. Davanzo
Richard A. Holt	George J. Zock
Harriet A. Russell	Chairman of the Board

Officers of the Funds

Lawrence E. Davanzo	Danny S. Kang
President	Treasurer

Helen Thompson
Secretary and Chief Compliance Officer

Custodian
Administrator And Transfer Agent	PFPC Trust Company
PFPC Inc.	The Eastwick Center
760 Moore Road	8800 Tinicum Boulevard
King of Prussia, PA 19406	Philadelphia, PA 19153

Investment Adviser
Wilshire Associates Incorporated	Independent Registered Public Accounting Firm
1299 Ocean Avenue	PricewaterhouseCoopers LLP
Santa Monica, CA 90401-1085	Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-888-200-6796

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Roger A. Formisano, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $181,200 for 2006 and $188,450 for 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2007.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax training are $30,800 for 2006 and $32,050 for 2007. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	100%

(d)	Not Applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $30,800 for 2006 and $32,050 for 2007.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on August 13, 2004.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to the registrant’s Form N-CSR as filed with the SEC on March 7, 2006.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*	/s/ Lawrence E. Davanzo
Lawrence E. Davanzo, President (principal executive officer)

Date	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lawrence E. Davanzo
Lawrence E. Davanzo, President (principal executive officer)

Date	March 7, 2008

By (Signature and Title)*	/s/ Danny S. Kang
Danny S. Kang, Treasurer and Vice President
(principal financial officer)

Date	March 7, 2008

*	Print the name and title of each signing officer under his or her signature.